As Filed with the Securities and Exchange Commission on April 28, 2005

--------------------------------------------------------------------------------


                                     Registration File Nos. 333-44956; 811-10097

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]


                       Pre-Effective Amendment No. __                 [ ]
                       Post-Effective Amendment No. 6                 [X]


                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940                          [ ]


                               Amendment No. 5                        [X]


                        (Check appropriate box or boxes)

                       American Family Variable Account I
                           (Exact name of registrant)

                     AMERICAN FAMILY LIFE INSURANCE COMPANY
                               (Name of depositor)
                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
              (Address of depositor's principal executive offices)
   Depositor's Telephone Number, including Area Code: 1-888-428-5433

                             James F. Eldridge, Esq.
                     American Family Life Insurance Company
                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
                     (Name and address of agent for service)

                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement

  It is proposed that this filing will become effective (check appropriate box)

[ ]      immediately upon filing pursuant to paragraph (b)


[X]      on May 1, 2005 pursuant to paragraph (b)
[ ]      60 days after filing pursuant to paragraph (a)(1)
[ ]      on (date) pursuant to paragraph (a)(1) of Rule 485


         If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                     Title of Securities Being Registered:
          Flexible Premium Variable Universal Life Insurance Policies

WO 178725.7

                        American Family Securities, LLC


                      American Family Variable Account I
                      American Family Variable Account II

                                Privacy Policy

The members of the American Family Insurance Group are committed to earning and maintaining your trust. Keeping our customers' nonpublic personal information (Customer Information) secure and confidential is a top priority for all American Family employees, agents and their staff. This privacy notice, which is required by state and federal law, explains the privacy policies of the American Family Insurance Group of companies, which are listed above. This notice supercedes any other privacy notice you may have received from a member of the American Family Insurance Group, and its terms apply both to our current customers and to former customers as well.

How We Protect Your Customer Information
We will safeguard, according to strict standards of security and confidentiality, all Customer Information you share with us. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect
Our goal is to limit the collection and use of Customer Information to the minimum required to deliver our customers superior service and to administer our business. When you apply for a financial product or service, we collect personal information about you on application forms, such as your name, address, income, and occupation. In addition to the information we collect on these applications, information may also be collected from the following sources:

 . From your transactions with any of the American Family Insurance Group companies, such as account balances, securities holdings and payment histories;
 . From information we receive from consumer reporting agencies, such as your creditworthiness and credit history; and
 . From outside sources regarding their employment, credit or other relationship with you or to verify representations made by you, such as your employment history or loan balances.

Special Treatment of Medical Information
We may receive medical or health information about our customers, for example when a customer applies for insurance from us. If we do receive medical or health information about you, we will not share it among our family of companies or with any non-affiliated third party, except as necessary to maintain your accounts, process transactions, or provide services that you have requested or initiated.

How We Use this Information
Our primary purpose for collecting Customer Information from you is to provide you with the financial products and services you have requested.

Who Has Access to Customer Information
We do not share Customer Information with any non-affiliated third party except as described below.

 . The People and Companies that Make Up the American Family Insurance Group.
   It is our policy that only authorized American Family employees, agents and their staff who need to know your personal information will have access to it. American Family personnel who violate our privacy policy are subject to disciplinary action. As permitted by law, information obtained by any American Family company may be shared with other members of the American Family corporate family for authorized purposes, such as offering you other financial products and services.

 . Service Providers. We may disclose Customer Information to companies that provide services on our behalf, such as record keeping, data processing, and generating account statements. As permitted by law, we may disclose the information necessary for the service providers to perform these functions. These companies are required to protect it and use it solely for the purpose for which they received it.

 . Courts and Government Officials. If required by law, we may disclose
   Customer Information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Updating Your Information
To help us keep your Customer Information up-to-date and accurate, please contact your American Family agent if there is any change in your personal information.

                   This Notice is not part of the Prospectus

                                                                           May
                                                                            1,
                                                                           2005
[LOGO] American Family
Variable Universal Life
INSURANCE

Prospectus

Variable Universal Life Insurance Policy issued by
American Family Variable Account I
and
American Family Life Insurance Company

Administrative Service Center
    PO Box 1296
    Greenville, SC 29602

Main Administrative Office
    6000 American Parkway
    Madison, Wisconsin 53783-0001
    Telephone: 1-888-428-5433

This prospectus describes a variable universal life insurance policy ("Policy") issued by American Family Life Insurance Company ("AFLIC" or the "Company"). The Policy is a long-term investment designed to provide significant life insurance benefits for the insured. This prospectus provides basic information that you should know before purchasing the Policy. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your insurance agent or financial advisor.

You can allocate your Policy's values to:

-- One or more Subaccounts of American Family Variable Account I (the "Variable
   Account"), each of which invests exclusively in one or more of the portfolios listed on this page; or

-- the Fixed Account, which credits a specific rate of interest.

Please note that the Policies and the Portfolios:

-- are not guaranteed to achieve their goals;

-- are not federally insured;

-- are not endorsed by any bank or government agency; and

-- are subject to risks, including loss of the amount invested.

The following portfolios are available:

Federated Insurance Series
    Federated International Equity Fund II
    Federated Quality Bond Fund II

Fidelity Variable Insurance Products Fund
    Fidelity VIP Money Market Portfolio (Initial Class)
    Fidelity VIP Equity-Income Portfolio (Service Class 2)

    Fidelity VIP Growth Portfolio (Service Class 2) Fidelity VIP Contrafund(R) Portfolio (Service Class 2)

    Fidelity VIP Growth & Income Portfolio (Service Class 2)
    Fidelity VIP Mid Cap Portfolio (Initial Class)


Vanguard Variable Insurance Fund

    Vanguard VIF Small Company Growth Portfolio

The Securities and Exchange Commission has not approved the Policy, the Fixed Account or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Table of Contents

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          Policy Benefits/Risk Summary............................  4

          Policy Benefits.........................................  4
               Premiums...........................................  4
               The Policy.........................................  4
               Death Benefit......................................  4
               Supplemental Benefits and Riders...................  5
               Surrenders and Partial Surrenders..................  5
               Transfers..........................................  5
               Loans..............................................  5
               Settlement Options.................................  5
               Tax Benefits.......................................  5

          Policy Risks............................................  6
               Investment Risk....................................  6
               Risk of Lapse......................................  6
               Tax Risks..........................................  6
               Surrender Risks....................................  7
               Loan Risks.........................................  8
               Risk of An Increase in Current Fees and Expenses...  8
               Portfolio Risks....................................  8

          Fee Tables..............................................  9

          The Policy.............................................. 14
               Purchasing a Policy................................ 14
               When Insurance Coverage Takes Effect............... 14
               Canceling a Policy (Free-look Right)............... 14
               Ownership Rights................................... 14
               Modifying the Policy............................... 14

          Premiums................................................ 16
               Allocating Premiums................................ 17

          Cash Values............................................. 18
               Cash Value......................................... 18
               Surrender Value.................................... 18
               Subaccount Value................................... 18
               Accumulation Unit Value............................ 18
               Fixed Account Cash Value........................... 19

          Death Benefit........................................... 20
               Insurance Proceeds................................. 20
               Death Benefit Options.............................. 20
               Changing Death Benefit Options..................... 21
               Changing the Specified Amount...................... 21
               Increasing the Specified Amount.................... 22
               Decreasing the Specified Amount.................... 22
               Settlement Options................................. 22
               Accelerated Death Benefit.......................... 23
               Benefit Payable on Maturity Date................... 23

--------------------------------------------------------------------------------


           Surrenders and Partial Surrenders.................... 24
                Surrenders...................................... 24
                Partial Surrender............................... 24
                Effect of Partial Surrenders.................... 24

           Transfers............................................ 26
                Dollar Cost Averaging........................... 26
                Automatic Asset Reallocation.................... 26
                Additional Limitations on Transfers............. 27

           Loans................................................ 29
                Loan Conditions................................. 29

           Telephone Requests................................... 30

           Policy Lapse and Reinstatement....................... 31
                Lapse........................................... 31
                Reinstatement................................... 31

           The Company and the Fixed Account.................... 32
                American Family Life Insurance Company.......... 32
                The Fixed Account............................... 32

           The Variable Account and the Portfolios.............. 33
                The Variable Account............................ 33
                The Portfolios.................................. 34
                Portfolio Management Fees and Charges........... 36
                Changes to the Variable Account................. 36
                Voting Portfolio Shares......................... 36

           Charges and Deductions............................... 37
                Premium Charge.................................. 37
                Mortality and Expense Risk Charge............... 37
                Monthly Deduction............................... 37
                Cost of Insurance Charge........................ 38
                Surrender Charge................................ 39
                Partial Surrender Charge........................ 39
                Transfer Charge................................. 39
                Portfolio Expenses.............................. 39

           Federal Tax Considerations........................... 40
                Tax Treatment of Policy Benefits................ 40

           Supplemental Benefits and Riders..................... 44

           Sale of the Policies................................. 47

           Legal Proceedings.................................... 48

           Financial Statements................................. 49

           Glossary............................................. 50

           Statement of Additional Information Table of Contents 53


[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Benefits/Risk Summary

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The Policy is a flexible premium variable universal life insurance policy that provides life insurance protection in the event of the death of the Insured. The insurance proceeds payable to the Beneficiary may and your Cash Value under the Policy will vary based on the investment performance of the Subaccounts you choose and interest credited in the Fixed Account. You may make partial surrenders and loans from your Cash Value under the Policy subject to certain conditions described in this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Cash Value or Surrender Value. You could lose some or all of your money.

This summary describes the Policy's important benefits and risks and corresponds to prospectus sections that discuss the topics in more detail. The glossary at the end of the prospectus defines certain words and phrases used in this prospectus.

Policy Benefits

Premiums

-- Flexibility of Premiums: After you pay the initial premium, you can pay additional premiums at any time (prior to the Maturity Date) and in any amount (but not less than $100 for additional premium payments). You can select a premium payment plan to pay planned premiums quarterly, semiannually, or annually. You are not required to pay premiums according to the plan.

-- Cancellation Privilege: When you receive your Policy, the free-look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of premium payments made or the Cash Value on the date We receive the Policy plus the amount of any premium charges and any Monthly Deductions.

The Policy

-- Ownership Rights: While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. These rights include designating the Beneficiary, changing the Owner, and assigning Policy rights.

-- Variable Account: You may direct the money in your Policy to any of the Subaccounts of the Variable Account. Each Subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus.

-- Fixed Account: You may place money in the Fixed Account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so.

-- Cash Value: Cash Value is the sum of your amounts in the Subaccounts and the Fixed Account. Cash Value varies from day to day, depending on the investment performance of the Subaccounts you choose, interest We credit to the Fixed Account, charges We deduct, and any other transactions (e.g., transfers, partial surrenders, and loans). We do not guarantee a minimum Cash Value.

Death Benefit

-- Insurance Proceeds: We pay insurance proceeds to the Beneficiary upon due proof of death of the Insured. The insurance proceeds equal the death benefit and any additional insurance provided by Rider less any indebtedness, any unpaid Monthly Deductions, and, for Option 1 only, any partial surrenders within two years of the Primary Insured's death.

-- Death Benefit Option 1 and Option 2: You may choose between two death benefit options under the Policy. You may change death benefit options while the Policy is in force. We calculate the amount available under each death benefit option monthly and on the date of the Primary Insured's death.

--  Death Benefit 1 is equal to the greater of:

   --  the Specified Amount on the date of the Primary Insured's death; or

   -- the Cash Value multiplied by the applicable Cash Value Percentage listed under "Death Benefit Options."

--  Death Benefit 2 is equal to the greater of:

   -- the Specified Amount plus the Cash Value on the date of the Primary Insured's death; or

   --  the Cash Value multiplied by the applicable Cash Value Percentage.

-- Changing Death Benefit Options and Specified Amount: You may change death benefit options at any time with no additional charge while the Policy is in force. In addition, you select the Specified Amount when you apply for the Policy.

4
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------

    After the first Policy Year you may increase, and after the second Policy Year, may decrease the Specified Amount subject to certain conditions.

-- Accelerated Death Benefit: Under the Accelerated Death Benefit Rider, you may receive accelerated payment of part of your death benefit if the Primary Insured develops a terminal illness. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the accelerated death benefit are uncertain. Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit (e.g., Medicare and Medicaid benefits). You should consult a tax adviser before adding this rider to your Policy or requesting an accelerated death benefit.

Supplemental Benefits and Riders

We offer eight Riders that provide supplemental benefits under the Policy: the Accelerated Death Benefit Rider, Accidental Death Benefit Rider, Additional Insured Rider, Children's Insurance Rider, Guaranteed Purchase Option Benefit Rider, Guaranteed Minimum Death Benefit Rider, Waiver of Monthly Deductions Rider, and Waiver of Specified Premium Rider. We deduct monthly charges for the Accidental Death Benefit, Additional Insured, Children's Insurance, Guaranteed Purchase Option Benefit, Guaranteed Minimum Death Benefit, Waiver of Monthly Deductions, and Waiver of Specified Premium Riders. There is no charge for the Accelerated Death Benefit Rider. Your agent can help you determine whether any of the Riders are suitable for you. These Riders may not be available in all states. Please contact Us for further details.

Surrenders and Partial Surrenders

-- Surrender: At any time while the Policy is in force, you may make a request to surrender your Policy and receive the Surrender Value. A surrender charge applies if you surrender the Policy during the first 14 Policy Years or within 14 years after an increase in Specified Amount. A surrender may have tax consequences.


-- Partial Surrenders: After the first Policy Year, you may make a written request to withdraw part of the Surrender Value, subject to a $250 minimum and other conditions described in this prospectus. Partial surrenders may have tax consequences and increase the risk that your Policy will lapse.


Transfers

You may make twelve transfers of Cash Value among the Subaccounts and the Fixed Account in each Policy Year without charge subject to certain conditions described in this prospectus. We may assess a $25 charge for each transfer after the twelfth transfer in a Policy Year. You may only make one transfer out of the Fixed Account in a Policy Year. (For Oregon Policies only: Each transfer after the twelfth transfer in a Policy Year is subject to Our approval.)

Loans

-- You may take a loan from your Policy. You may take a preferred loan, up to the amount your Surrender Value exceeds premiums paid, at any time. You may also take a non-preferred loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

-- We charge you a maximum annual interest rate of 8.00% on your loan. We credit interest on loan amounts in the Loan Account and We guarantee that the annual earned interest rate will not be lower than 8% for preferred loans and 6% for non-preferred loans. Loans may have tax consequences.


-- Loans reduce the surrender value and death benefit and increase the risk that your Policy will lapse.


Settlement Options


There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these settlement options is included in the Death Benefit Section of this Prospectus.


Tax Benefits

Generally, under Federal tax law, the death benefit payable under a qualifying life insurance policy is excludable from the gross income of the beneficiary, and the owner would not be deemed to be in constructive receipt of the cash value of the policy until there is a distribution. This means that under a qualifying life insurance policy, cash value buildups on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. This Policy is designed to afford the tax treatment normally accorded life insurance contracts under Federal tax law; however, there is some uncertainty about the application of the Federal tax law to a Policy issued on a substandard basis.

                                                                             5
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Risks

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Policy Risks

The following are some of the risks associated with the Policy.


Investment Risk If you invest your Cash Value in one or more Subaccounts, then you will be subject to the risk that the investment performance of the Subaccounts will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Cash Value will decrease. You could lose everything you invest. You will also be subject to the risk that the investment performance of the Subaccounts you choose may be less favorable than that of other Subaccounts, and in order to keep the Policy in force you may be required to pay more premiums than originally planned.

                If you allocate net premiums to the Fixed Account, then We credit your Cash Value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.
Risk of Lapse   If your Surrender Value is not enough to pay the Monthly
                Deduction and other charges, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse
                (terminate without value) at the end of a grace period unless you make a sufficient payment. Your Policy may also lapse if your indebtedness reduces the Surrender Value to zero. Your
                Policy generally will not lapse: (1) during the first five Policy years, if you pay premiums (less any indebtedness and partial surrenders) equal to or in excess of the cumulative Minimum
                Premium (there is no such guarantee for any increase in
                Specified Amount); (2) if you purchase a Guaranteed
                Minimum Death Benefit Rider and meet certain conditions; or
                (3) if you make a payment equal to the outstanding Minimum
                Premium due and any loan interest due before the end of the grace period. You may reinstate a lapsed Policy, subject to certain conditions. Policy loans and partial surrenders increase the risk that your Policy will lapse.

Tax Risks       We anticipate that the Policy should generally be deemed a life insurance contract under Federal tax law. However, due to
                limited guidance under the Federal tax law, there is some
                uncertainty about the application of the Federal tax law to
                Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under a Policy. In
                addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Assuming that a Policy
                qualifies as a life insurance contract for Federal income tax purposes, you should not be deemed to be in constructive
                receipt of Cash Value under a Policy until there is a
                distribution from the Policy.


6
   The American Family Variable Universal Life Prospectus

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                Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract
                ("MEC") under the Federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income.
                Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

                See "Federal Tax Considerations." You should consult a qualified tax adviser for assistance in all Policy-related tax matters.
Surrender Risks The surrender charge under the Policy applies for the first
                14 Policy Years (as well as during the first 14 Policy Years following an increase in Specified Amount) in the event you surrender the Policy or the Policy lapses. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of your Policy in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

                Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges affect the Surrender
                Value which is a measure We use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse" above.

                While partial surrenders are available to you after the first
                Policy Year, your partial surrenders may not lower the Surrender Value below 10% of its value. Partial surrenders are assessed a charge in proportion to the charge that would apply to a full surrender as well as a processing charge of 2% of the amount surrendered not to exceed $25.

                A partial surrender or surrender may have tax consequences.


                                                                             7
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Policy Risks (continued)

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Loan Risks                  A Policy loan, whether or not repaid, will affect your Policy's
                            Cash Value over time because We subtract the amount of the loan from the Subaccounts and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the Subaccounts or receive any higher interest rate credited to the Fixed Account.

                            We reduce the amount We pay on the Primary Insured's death by the loan balance. Your Policy may lapse (terminate without value) if your indebtedness reduces the Surrender Value to zero. If you surrender the Policy or allow it to lapse while a
                            Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

Risk of An Increase in      Certain fees and expenses are currently assessed at less than
  Current Fees and Expenses their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

                            A loan may have tax consequences.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the portfolios' prospectuses for more information. There is no assurance that any portfolio will achieve its stated investment objective.

8
   The American Family Variable Universal Life Prospectus

           Fee Tables

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The following tables describe the fees and expenses that are payable when buying, owning, and surrendering the Policy.

The first table describes the fees and expenses that are payable at the time that you buy the Policy, surrender the Policy, or transfer Cash Value between the Subaccounts and the Fixed Account.


--------------------------------------------------------------------------------------------------------------------------
                                                  Transaction Fees
--------------------------------------------------------------------------------------------------------------------------
                                                                                  Amount Deducted
                                                         -----------------------------------------------------------------
                               When Charge is                   Maximum Guaranteed
       Charge                     Deducted                            Charge                       Current Charge
--------------------------------------------------------------------------------------------------------------------------
   Premium Charge                 Upon each                   7.5% of premium up to            7.5% of premium up to
                               premium payment              Target Premium/1/ and 3.5%        Target Premium and 3.5%
                                                             of premium in excess of          of premium in excess of
                                                               Target premium for a             Target Premium for a
                                                                   Policy Year                      Policy Year
--------------------------------------------------------------------------------------------------------------------------
      Partial              Upon partial surrender           Deduction from Cash Value        Deduction from Cash Value
      Surrender                                                in proportion to the             in proportion to the
        Charge                                               charge that applies upon         charge that applies upon
                                                             full surrender; plus 2%          full surrender; plus 2%
                                                            of the amount surrendered,       of the amount surrendered,
                                                                not to exceed $25                not to exceed $25
--------------------------------------------------------------------------------------------------------------------------

     Surrender
     Charge/2/
--------------------------------------------------------------------------------------------------------------------------
      Minimum             Upon Policy lapse or full          $1.90 per $1,000 of the          $1.90 per $1,000 of the
      Charge/3/        surrender of the Policy within        Specified Amount or the          Specified Amount or the
                      the first fourteen Policy Years,      Specified Amount increase        Specified Amount increase
                        or within the first fourteen
                         years of an increase in the
                              Specified Amount
--------------------------------------------------------------------------------------------------------------------------
      Maximum             Upon Policy lapse or full           $42 per $1,000 of the            $42 per $1,000 of the
      Charge/4/        surrender of the Policy within        Specified Amount or the          Specified Amount or the
                      the first fourteen Policy Years,      Specified Amount increase        Specified Amount increase
                        or within the first fourteen
                         years of an increase in the
                              Specified Amount
--------------------------------------------------------------------------------------------------------------------------
     Charge for           Upon Policy lapse or full          $6.86 per $1,000 of the          $6.86 per $1,000 of the
     Insured with      surrender of the Policy within        Specified Amount or the          Specified Amount or the
      Issue Age       the first fourteen Policy Years,      Specified Amount increase        Specified Amount increase
     30 in Male,        or within the first fourteen
      Non-Smoker         years of an increase in the
  underwriting class          Specified Amount
      for first
     Policy Year
--------------------------------------------------------------------------------------------------------------------------
  Transfer Charge               Upon transfer            First twelve transfers in Policy First twelve transfers in Policy
                                                           Year are free; $25 for each      Year are free; $25 for each
                                                               additional transfer              additional transfer
--------------------------------------------------------------------------------------------------------------------------
    Illustration          Upon each request for an         First illustration in Policy               None/5/
         Fee         illustration after receipt of first    Year is free; $25 for each
                         illustration in Policy Year         additional illustration
--------------------------------------------------------------------------------------------------------------------------

/1/ The Target Premium is a hypothetical annual premium, which is based on the Specified Amount and the Insured's age and underwriting class. The maximum Target Premium for a Policy is $123 per $1,000 of Specified Amount. This figure

                                                                             9
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Fee Tables (continued)

--------------------------------------------------------------------------------

      assumes the Insured has the following characteristics: Male, age 80, Smoker. The Target Premium for your Policy is shown on the Schedule Page of the Policy. The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.
/2/ The Surrender Charge equals a charge per $1,000 of the Specified Amount, and varies based on the Insured's Issue Age, underwriting class, and Policy Year. The Surrender Charge shown in the table may not be representative of the charges you will pay. Your Policy's schedule page indicates the surrender charge applicable to your Policy. More detailed information concerning your surrender charge is available upon request at our Service Center. This charge may only be assessed during the first fourteen Policy Years, and during the first fourteen Policy Years following an increase in the Specified Amount, to the extent of the increase.
/3/ The minimum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics:
        Female, Issue Age 1, Non-Smoker.
/4/ The maximum surrender charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics:
        Male, Issue Age 80, Smoker.
/5/ We currently do not assess a charge for providing an illustration of Policy values. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a Policy Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including Portfolio fees and expenses.


--------------------------------------------------------------------------------------------------------------------------
                                                 Periodic Charges (other
                                                 than Portfolio fees and
                                                        expenses)
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Amount Deducted
                                                               -----------------------------------------------------------
                                     When Charge is                 Maximum Guaranteed
         Charge                         Deducted                          Charge                    Current Charge
--------------------------------------------------------------------------------------------------------------------------
 Mortality and Expense                   Daily                  .90% of the average annual    .90% of the average annual
       Risk Charge                                             net assets of each Subaccount net assets of each Subaccount
                                                                    you are invested in           you are invested in
                                                                                                 Policy Years 1-10 and
                                                                                                    .45% thereafter
--------------------------------------------------------------------------------------------------------------------------
   Cost of Insurance
        Charge/6/
--------------------------------------------------------------------------------------------------------------------------
   Minimum Charge/7/                    Monthly                   $.06 per $1,000 of net     $.06 per $1,000 of net amount
                                                                     amount at risk/8/                  at risk
--------------------------------------------------------------------------------------------------------------------------
   Maximum Charge/9/                    Monthly                  $10.13 per $1,000 of net       $4.42 per $1,000 of net
                                                                      amount at risk                amount at risk
--------------------------------------------------------------------------------------------------------------------------
Charge for Insured with                 Monthly                     $.12 per $1,000 of            $.10 per $1,000 of
Attained Age 30 in Male,                                            net amount at risk            net amount at risk
Non-Smoker underwriting
  class with Specified
 Amount of $125,000 for
   first Policy Year
--------------------------------------------------------------------------------------------------------------------------
       Policy Fee                       Monthly                    $11.50 each month/10/         $11.50 each month/10/
--------------------------------------------------------------------------------------------------------------------------
Loan Interest Spread/11/     At the end of each Policy Year     2% (effective annual rate)    2% (effective annual rate)
                          until the loan is repaid in full/12/
--------------------------------------------------------------------------------------------------------------------------

/6/ The cost of insurance charge will vary based on the Primary Insured's issue age, underwriting class, duration of the Policy, and Specified Amount. The cost of insurance charges shown in the table may not be typical of the charges you will pay. The schedule page of your Policy will indicate the guaranteed cost of insurance charge applicable to your Policy, and more detailed information concerning your cost of insurance charge is available on request from our Service Center. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of Policy values based upon the Primary Insured's issue age and underwriting class, death benefit option, Specified Amount, planned periodic premiums, and riders requested.
/7/ The minimum cost of insurance charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 10, Non-Smoker.
/8/ The net amount at risk is equal to the Specified Amount of coverage minus the Policy's Cash Value.
/9/ The maximum cost of insurance charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Male, Issue Age 80, Smoker.

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   The American Family Variable Universal Life Prospectus

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/10/ Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years.
/11/ The Loan Interest Spread charge is the difference between the amount of interest We charge you for a loan (currently, an effective annual rate of 8% and guaranteed not to exceed an effective annual rate of 8%) and the amount of interest we credit to the amount held in the Loan Account to secure your Policy loans (currently, an effective annual rate of 8% for preferred loans and an effective annual rate of 6% for non-preferred loans). We guarantee that the interest We credit to the amount in the Loan Account will be at least equal to an effective annual rate of 8% for preferred loans and an effective annual rate of 6% for non-preferred loans. The guaranteed charge of 2% (effective annual rate) shown above represents the Loan Interest Spread for a non-preferred loan. The guaranteed charge for a preferred loan would be 0% (effective annual rate).
/12/ You may pay interest owed on Policy loans at any time while the Primary Insured is alive and the Policy is in force.


---------------------------------------------------------------------------------------------------------------------
                              Periodic Charges (other than Portfolio fees and expenses)
---------------------------------------------------------------------------------------------------------------------
                                                                             Amount Deducted
                                                    -----------------------------------------------------------------
           Charge for              When Charge is         Maximum Guaranteed
           Riders/13/                 Deducted                  Charge                       Current Charge
---------------------------------------------------------------------------------------------------------------------
   Accelerated Death Benefit      Upon payment of     Lower of A or B. Where A is   4.89% (effective annual rate)/14/
        Interest Charge          insurance proceeds the greater of (1) the current
                                                    yield on a 90 day treasury bill
                                                     or (2) the maximum statutory
                                                    adjustable policy loan interest
                                                      rate, and B is the current
                                                       Policy Loan interest rate
---------------------------------------------------------------------------------------------------------------------
    Accidental Death Benefit          Monthly             $.09 per $1,000 of               $.09 per $1,000 of
                                                       accidental death benefit         accidental death benefit
                                                          insurance coverage               insurance coverage
---------------------------------------------------------------------------------------------------------------------
    Additional Insured Rider
---------------------------------------------------------------------------------------------------------------------
          Minimum/15/                 Monthly        $.08 per $1,000 of additional    $.04 per $1,000 of additional
                                                     insured rider amount/16/ and     insured rider amount and $.02
                                                     $.02 per $1,000 of Specified        per $1,000 of Specified
                                                    Amount under the rider for the   Amount under the rider for the
                                                      first ten years of coverage      first ten years of coverage
---------------------------------------------------------------------------------------------------------------------
          Maximum/17/                 Monthly       $2.76 per $1,000 of additional   $2.28 per $1,000 of additional
                                                     insured rider amount and $.02    insured rider amount and $.02
                                                        per $1,000 of Specified          per $1,000 of Specified
                                                    Amount under the rider for the   Amount under the rider for the
                                                      first ten years of coverage      first ten years of coverage
---------------------------------------------------------------------------------------------------------------------
Charge for Insured with Attained      Monthly        $.14 per $1,000 of additional    $.12 per $1,000 of additional
   Age 35 in Male, Non-Smoker                        insured rider amount and $.02    insured rider amount and $.02
       underwriting class                               per $1,000 of Specified          per $1,000 of Specified
                                                    Amount under the rider for the   Amount under the rider for the
                                                      first ten years of coverage      first ten years of coverage
---------------------------------------------------------------------------------------------------------------------
     Children's Insurance:            Monthly                     $6                               $5
---------------------------------------------------------------------------------------------------------------------
      Guaranteed Purchase
        Option Benefit:
---------------------------------------------------------------------------------------------------------------------
          Minimum/18/                 Monthly        $.05 per $1,000 of guaranteed    $.05 per $1,000 of guaranteed
                                                          insurance coverage               insurance coverage
---------------------------------------------------------------------------------------------------------------------
          Maximum/19/                 Monthly        $.15 per $1,000 of guaranteed    $.15 per $1,000 of guaranteed
                                                          insurance coverage               insurance coverage
---------------------------------------------------------------------------------------------------------------------
       Charge for Insured             Monthly        $.05 per $1,000 of guaranteed    $.05 per $1,000 of guaranteed
      with Attained Age 15                                insurance coverage               insurance coverage
---------------------------------------------------------------------------------------------------------------------
       Guaranteed Minimum             Monthly          $.01 per every $1,000 of         $.01 per every $1,000 of
         Death Benefit                                     Specified Amount                 Specified Amount
---------------------------------------------------------------------------------------------------------------------


                                                                             11
[LOGO] American Family
Variable Universal Life
INSURANCE

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           Fee Tables (continued)

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-----------------------------------------------------------------------------------------
                Periodic Charges (other than Portfolio fees and expenses)
-----------------------------------------------------------------------------------------
                                                       Amount Deducted
                                    -----------------------------------------------------
       Charge        When Charge is     Maximum Guaranteed
     for Riders         Deducted              Charge                 Current Charge
-----------------------------------------------------------------------------------------
 Wavier of Monthly
     Deductions
-----------------------------------------------------------------------------------------
    Minimum/20/         Monthly     $.09 per $1 of the monthly $.09 per $1 of the monthly
                                     cost of insurance charge   cost of insurance charge
-----------------------------------------------------------------------------------------
    Maximum/21/         Monthly     $.29 per $1 of the monthly $.29 per $1 of the monthly
                                     cost of insurance charge   cost of insurance charge
-----------------------------------------------------------------------------------------
 Charge for Insured     Monthly     $.09 per $1 of the monthly $.09 per $1 of the monthly
with Attained Age 30                 cost of insurance charge   cost of insurance charge
-----------------------------------------------------------------------------------------
Waiver of Specified
   Premium Rider
-----------------------------------------------------------------------------------------
    Minimum/22/         Monthly     $.03 per $1 of the monthly $.03 per $1 of the monthly
                                     specified premium amount   specified premium amount
-----------------------------------------------------------------------------------------
    Maximum/23/         Monthly     $.19 per $1 of the monthly $.19 per $1 of the monthly
                                     specified premium amount   specified premium amount
-----------------------------------------------------------------------------------------
 Charge for Insured     Monthly     $.03 per $1 of the monthly $.03 per $1 of the monthly
with Attained Age 25                 specified premium amount   specified premium amount
-----------------------------------------------------------------------------------------


/13/ The charge for the Additional Insured Rider varies based on the Insured's Attained Age, underwriting class and gender. Charges for the Guaranteed Purchase Option Benefit Rider, the Waiver of Monthly Deductions Rider, and the Waiver of Specified Premium Rider vary based on the Insured's Attained Age. The charges shown in the table may not be typical of the charges you will pay. More detailed information regarding these rider charges is available upon request from our Service Center.
/14/ The accelerated death benefit interest rate may vary on a daily basis. Before you elect an accelerated death benefit payment, we will notify you of the interest rate that would apply to the amount of the accelerated payment.
/15 /The minimum Additional Insured Rider charge assumes that the Insured has the following characteristics: Female, Attained Age 18, Select.
/16/ The additional insured rider amount is the Specified Amount of coverage provided under the Additional Insured Rider.
/17/ The maximum Additional Insured Rider charge assumes that the Insured has the following characteristics: Male, Attained Age 64, Smoker.
/18/ The minimum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 0.
/19/ The maximum Guaranteed Purchase Option Benefit charge assumes that the Insured has an Attained Age 39.
/20/ The minimum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
/21/ The maximum Waiver of Monthly Deductions charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.
/22/ The minimum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 0.
/23/ The maximum Waiver of Specified Premium Rider charge assumes that the Insured has the following characteristics: Male or Female, Attained Age 59.

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   The American Family Variable Universal Life Prospectus

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The next table describes the Portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios for the fiscal year ended December 31, 2004. More detail concerning each Portfolio's fees and expense is contained in the prospectus for each Portfolio.


Annual Portfolio Operating Expenses



-------------------------------------------------------------------------------------------------------------------
                                                                                                    Minimum Maximum
-------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets include
  management fees, distribution [and/or service] (12b-1) fees, and other expenses)/25/               .29%    1.87%
-------------------------------------------------------------------------------------------------------------------


/25/ For certain Portfolios, certain expenses were voluntarily reimbursed or fees waived during 2004. It is anticipated that the voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements, annual Portfolio operating expenses would have been:


-----------------------------------------------------------------------------------------------------------------------
                                                                                                           Net Total
                                                                                       Total Expenses   Expenses (after
                                                                                      (before voluntary  voluntary fee
                                                              Advisory  Other   12b-1  fee waivers and    waivers and
                         Portfolio                              Fee    Expenses  Fee   reimbursements)  reimbursements)
-----------------------------------------------------------------------------------------------------------------------

Federated Insurance Series
-----------------------------------------------------------------------------------------------------------------------
  Federated International Equity Fund II/26/                   1.00%     .87%   N/A         1.87%            1.57%
-----------------------------------------------------------------------------------------------------------------------
  Federated Quality Bond Fund II/26,27/                        .60%      .37%   N/A         .97%             .70%
-----------------------------------------------------------------------------------------------------------------------
Fidelity Variable Insurance Products Fund
-----------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Money Market Portfolio (Initial Class)          .20%      .09%   N/A         .29%             .29%
-----------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Equity-Income Portfolio (Service Class 2)/28/   .47%      .11%   .25%        .83%             .82%
-----------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Growth Portfolio (Service Class 2)/28/          .58%      .10%   .25%        .93%             .90%
-----------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Contrafund(R) Portfolio (Service Class 2)/28/   .57%      .11%   .25%        .93%             .91%
-----------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Growth & Income Portfolio (Service Class 2)     .47%      .13%   .25%        .85%             .85%
-----------------------------------------------------------------------------------------------------------------------
  Fidelity VIP Mid Cap Portfolio (Initial Class)/28/           .57%      .14%   N/A         .71%             .68%
-----------------------------------------------------------------------------------------------------------------------
Vanguard Variable Insurance Fund
-----------------------------------------------------------------------------------------------------------------------
  Vanguard VIF Small Company Growth Portfolio                  .44%      .02%   N/A         .46%             .46%
-----------------------------------------------------------------------------------------------------------------------



/26/ Although not contractually obligated to do so, the Advisers for Federated International Equity Fund II and Federated Quality Bond Fund II voluntarily waived certain amounts. Absent this voluntary waiver, the Total Annual Expenses during fiscal year ended December 31, 2004 for Federated International Equity Fund II and Federated Quality Bond Fund II would have been 1.87% and .97%, respectively.



/27/ Although the Federated Quality Bond Fund II has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Federated Quality Bond Fund II did not pay or accrue a distribution (12b-1) fee during the fiscal year ended December 31, 2004. The Federated Quality Bond Fund II has no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending December 31, 2005.



/28/ A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. These offsets may be discontinued at any time.


                                                                             13
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           The Policy

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Purchasing a Policy

To purchase a Policy, you must submit a completed application and an initial premium payment to Us at Our Home Office. You may send the application and initial premium payment to Us through any licensed life insurance agent who is appointed by AFLIC and who is also a registered representative of American Family Securities, LLC, the principal underwriter for the Policy.

The minimum Specified Amount for issue ages 0-17, Nonsmoker underwriting class only, is $100,000. The minimum Specified Amount for issue ages 18-80 in all the underwriting classes is as follows: Select: $150,000; Preferred: $100,000;
Nonsmoker: $50,000; and Regular: $50,000.

Generally, the Policy is available for Insureds between issue ages 0-80. We reserve the right to modify Our minimum Specified Amount and underwriting requirements at any time. We must receive evidence of insurability that satisfies Our underwriting standards before We will issue a Policy. We reserve the right to reject an application for any reason permitted by law.

Although We do not anticipate delays in Our receipt and processing of applications or premium payment requests, We may experience such delays to the extent agents fail to forward applications and premium payments to Our Home Office on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of premium payments under existing Policies.

When Insurance Coverage Takes Effect

Generally, We will issue a Policy if We determine that the Primary Insured meets Our underwriting requirements and We accept the Policy application. This is known as the Issue Date. Any insurance We issue under a Policy becomes effective on the Issue Date for the Policy if applicable requirements have been satisfied. We may allow insurance coverage sooner than the Issue Date only as We specify in a conditional receipt or temporary insurance coverage that accompanies your application, subject to Our underwriting rules and Policy conditions. You may call or write Us at Our Home Office to obtain more information. We will allocate initial premium payments under the Policy on the Issue Date to the Money Market Subaccount (Fidelity VIP Money Market Subaccount).

Canceling a Policy (Free-look Right)

Initial Free-look. You may cancel a Policy during the free-look period by providing written notice of cancellation and returning the Policy to Us at Our Home Office or to the agent who sold it. The free-look period begins when you receive the Policy and generally expires at the end of the 30th day after you receive the Policy. This period will be longer if required by state law. If you decide to cancel the Policy during the free-look period, We will treat the Policy as if We never issued it. Within seven days after We receive the returned Policy, We will refund an amount equal to the greater of premium payments made or the sum of:

1.  The Cash Value as of the date We receive the returned Policy, plus

2.  Any premium charges deducted, plus

3.  Any Monthly Deductions charged against Cash Value.

Ownership Rights

The Policy belongs to the Owner named in the application. While the Primary Insured is living, the Owner may exercise all of the rights and options described in the Policy. The Owner is the Primary Insured unless the application specifies a different person as the Primary Insured or the Owner is changed thereafter. If the Owner is not the Primary Insured and dies before the Primary Insured, ownership of the Policy will pass to the Owner's estate, unless a contingent Owner has been designated or unless otherwise provided by policy endorsement. To the extent permitted by law, Policy benefits are not subject to any legal process for the payment of any claim against the payee, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment).

Modifying the Policy

Any modification or waiver of Our rights or requirements under the Policy must be in writing and signed by Our president, one of Our vice presidents, Our secretary or Our assistant secretary. No agent or other person may bind Us by waiving or changing any provision contained in the Policy.

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   The American Family Variable Universal Life Prospectus

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Upon notice to you, We may modify the Policy:

  -- to conform the Policy, Our operations, or the Variable Account's operations to the requirements of any law (or regulation issued by a government agency) to which the Policy, Our Company, or the Variable Account is subject;

  -- to assure continued qualification of the Policy as a life insurance contract under the Federal tax laws; or

  -- to reflect a change in the Variable Account's operation.

If We modify the Policy, We will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that governs the Policy, We reserve the right to amend the provision to conform with these laws.

                                                                             15
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Premiums

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Minimum Initial Premium Payment. The minimum initial premium payment is due on or before the date the Policy is issued. No insurance will take effect until the minimum initial premium payment is made, and the health and other conditions of the Primary Insured described in the application must not have changed.

Premium Flexibility. When you apply for a Policy, you will elect to pay Planned Premium Payments on a quarterly, semiannual, or annual basis (Planned Premium Payments). We will then send you a Planned Premium Payment reminder notice as each planned payment becomes "due." However, you do not have to pay premium payments according to any schedule. You have flexibility to determine the frequency and the amount of the premium payments you make, and you can change the Planned Premium Payment schedule at any time. If you are submitting a premium payment with a premium payment reminder notice, the address for payment will be enclosed with the notice. You may send premium payments without a premium reminder notice to Our Home Office. You may also choose to have premium payments automatically deducted monthly, quarterly, semiannually or annually from your bank account or other source under the electronic payment plan. Payment of the planned premiums does not guarantee that the Policy will remain in force. See "Policy Lapse and Reinstatement."

You may not make any premium payments after the Policy's Maturity Date. You may not make additional premium payments of less than $100. We have the right to:

1. Limit or refund a premium payment that would disqualify the Policy as a life insurance contract under the Internal Revenue Code of 1986 as amended (the "Code");

2.  Limit any increase in Planned Premium Payments;

3. Limit the number and amount of additional premium payments and Planned Premium Payments; or


4. Apply certain premium payments which exceed Target Premium as repayment of policy loans.


You can stop making premium payments at any time and your Policy will continue in force until the earlier of the Maturity Date, or the date when either: (1) the Primary Insured dies; (2) the grace period ends without a sufficient payment (see "Policy Lapse and Reinstatement"); or (3) We receive your written notice requesting a surrender of the Policy.

If mandated under applicable law, We may be required to reject a premium payment. We may also be required to provide information about you and your account to government regulators.

Minimum Premium Payment. The Minimum Premium is the monthly premium payment amount necessary to guarantee insurance coverage during the first five Policy Years. Your Policy's schedule page will show a Minimum Premium amount for your Policy, which is based on the Primary Insured's issue age, underwriting class, Specified Amount, and Riders. The Minimum Premium may increase if you increase the Specified Amount or add supplemental benefits to your Policy. The Minimum Premium may decrease for any supplemental benefit you decrease or discontinue or if the Primary Insured's Underwriting Class changes. The Minimum Premium will not decrease if you decrease the Specified Amount. See "Death Benefit--Changing the Specified Amount."

Premium Limitations. The Code provides for exclusion of the death benefit from a Beneficiary's gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premium payments under a Policy exceed these limits. We have established procedures to monitor whether aggregate premium payments under a Policy exceed those limits. If a premium payment is paid which would result in total premium payments exceeding these limits, We will accept only that portion of the premium payment which would make total premiums equal the maximum amount which may be paid under the Policy. We will refund this excess to you.

The maximum premium payment limitations set forth in the Code depend in part upon the amount of the death benefit at any time. As a result, any Policy changes which affect the amount of the death benefit may affect whether cumulative premium payments under the Policy exceed the maximum premium limitations.

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   The American Family Variable Universal Life Prospectus

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Tax-free Exchanges (1035 Exchanges). We may accept as a premium payment, money from another life insurance contract that qualified for a tax free exchange under Section 1035 of the Code. When you apply for a Policy, we will require a premium payment amount sufficient to guarantee insurance coverage for the first two Policy Months. We will apply the money from your existing insurance contract to the Policy upon Our receipt of the proceeds. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

Allocating Premiums

When you apply for a Policy, you must instruct Us in the application to allocate your net premium payment to one or more Subaccounts of the Variable Account and/or to the Fixed Account according to the following rules:

Allocation percentages must be in whole numbers no less than 1% and the sum of the percentages must equal 100%.

For the first 40 days following the date We issue the Policy, We direct your premium payments allocated to the Variable Account to the Money Market Subaccount (Fidelity VIP Money Market Subaccount). At the end of the 40th day after issuance of the Policy, We allocate that value to the Subaccounts you selected. We direct your premium payments allocated to the Fixed Account to that account on the Issue Date.

We will allocate any subsequent net premium payment as of the date We receive it at Our Money Processing Center according to your current premium allocation instructions. Subsequent net premium payments received in connection with a request to increase the Specified Amount would be allocated after the completion of any underwriting necessary for the approval of such increase in Specified Amount.

You can change the allocation instructions for future premium payments at any time, either in writing or over the phone if the appropriate authorization is in effect. The change will be effective on the Business Day on or next following the date We receive your written instructions at Our Administrative Service Center, or the date instructions are provided to Us over the telephone. We regard American Family Securities' approval of any premium payment or transaction request, to the extent required by appropriate regulatory authorities, as a pre-condition for receipt of such payment or request.

Investment returns from amounts allocated to the Subaccounts will vary with the investment performance of the Subaccounts and will be reduced by Policy charges. You Bear the Entire Investment Risk for Amounts You Allocate to the Subaccounts. You should periodically review your allocation schedule in light of market conditions and your overall financial objectives.

                                                                             17
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Cash Values

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Cash Value

The Cash Value serves as the starting point for calculating values under a Policy.

Cash Value:

-- equals the sum of all values in the Fixed Account, the Loan Account, and in each Subaccount;

-- is determined first on the Policy Date and then on each Business Day (as of 4:00 p.m. Eastern Time); and

-- has no guaranteed minimum amount and may be more or less than premiums paid.

Surrender Value

The Surrender Value is the amount We pay to you when you surrender your Policy. We determine the Surrender Value at the end of the valuation period when We receive your written surrender request. This means that if We receive your written request for surrender at Our Administrative Service Center prior to the close of Our Business Day, usually 4:00 p.m. Eastern Time, We will determine the Surrender Value as of the close of business on that Business Day. If We receive your written request at or after the close of Our Business Day, We will determine the Surrender Value as of the close of business on the next Business Day.

Surrender Value at the end of any Business Day equals:

--  the Cash Value as of such date; minus

--  any surrender charge as of such date; minus

--  any loan balance.

Subaccount Value

At the end of any valuation period, the Cash Value in a Subaccount is equal to the number of accumulation units in the Subaccount multiplied by the accumulation unit value of that Subaccount.

The number of accumulation units in any Subaccount at the end of any Business Day equals:

-- the initial accumulation units purchased at the accumulation unit value on the Issue Date; plus

-- accumulation units purchased with additional premiums; plus

-- accumulation units purchased via transfers from another Subaccount, the Fixed Account, or the Loan Account; minus

-- accumulation units redeemed to pay for Monthly Deductions, any transfer charge and interest deducted for any outstanding indebtedness; minus

-- accumulation units redeemed to pay for partial surrenders; minus

-- accumulation units redeemed as part of a transfer to another Subaccount, the Fixed Account, or the Loan Account.

Every time you allocate or transfer money to or from a Subaccount, We convert that dollar amount into accumulation units. We determine the number of accumulation units We credit to, or subtract from, your Policy by dividing the dollar amount of the transaction by the accumulation unit value for that Subaccount at the end of the valuation period.

Accumulation Unit Value

The accumulation unit value for each Subaccount was arbitrarily set at $10 when the Subaccount began operations. Thereafter, the accumulation unit value at the end of every valuation period is the accumulation unit value at the end of the previous valuation period times the net investment factor, as described below. We determine an accumulation unit value for each Subaccount as of 4:00 p.m. Eastern Time each Business Day.

The net investment factor is an index applied to measure the investment performance of a Subaccount from one valuation period to the next. Each Subaccount has a net investment factor for each valuation period which may be greater or less than one. Therefore, the value of an accumulation unit may increase or decrease. The net investment factor for any Subaccount for any valuation period equals:

-- the portfolio net asset value, determined at the end of the current valuation period; plus

-- the amount of any dividend or capital gains distributions; plus or minus

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   The American Family Variable Universal Life Prospectus

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-- the per share charge or credit for any taxes attributable to the operation of the Subaccount; divided by

-- the portfolio net asset value for the immediately preceding valuation period; minus

-- a daily charge for the mortality and expense risk and asset-based administrative charges.

The net investment factor may be greater or less than one.

Fixed Account Cash Value

On the Issue Date, the Fixed Account Cash Value is equal to the net premiums allocated to the Fixed Account, less the portion of the first Monthly Deduction taken from the Fixed Account.

The Fixed Account Cash Value at the End of Any Business Day Is Equal To:

-- the net premium(s) allocated to the Fixed Account; plus

-- any amounts transferred to the Fixed Account; plus

-- interest credited to the Fixed Account; minus

-- amounts deducted to pay for Monthly Deductions; minus

-- amounts withdrawn from the Fixed Account; minus

-- amounts transferred from the Fixed Account to a Subaccount or the Loan
   Account.

Interest will be credited to the Fixed Account daily as follows:

-- for amounts in the Fixed Account for the entire policy month, interest will be credited from the beginning to the end of the policy month;

-- for amounts allocated to the Fixed Account during the policy month, interest will be credited from the date the net premium or loan repayment is allocated to the end of the policy month;

-- for amounts transferred to the Fixed Account during the policy month, interest will be credited from the date of the transfer to the end of the policy month;

-- for amounts deducted or withdrawn from the Fixed Account during the policy month, interest will be credited from the beginning of the policy month to the date of deduction or withdrawal.

                                                                             19
[LOGO] American Family
Variable Universal Life
INSURANCE

          --------
           Death Benefit

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Insurance Proceeds

As long as the Policy is in force, We will pay the insurance proceeds to the Beneficiary once We receive at Our Home Office satisfactory proof of the Insured's death. We may require you to return the Policy. We will pay the insurance proceeds in a lump sum either by issuing a check or, at the Beneficiary's option, by establishing a Flexible Settlement Account in the Beneficiary's name, unless you or the Beneficiary have selected an alternative settlement option. The Flexible Settlement Account is similar to a checking account except that it is not insured by the FDIC or any other government agency. The Flexible Settlement Account is part of Our general account and is subject to the claims of Our creditors. We receive a benefit from all amounts left in the Flexible Settlement Account.

We will pay any insurance proceeds to the primary Beneficiary if he or she survives the Insured. We will pay the insurance proceeds to the contingent Beneficiary if he or she survives the Insured and there is no living primary Beneficiary at the time of the Insured's death. If no Beneficiary or contingent Beneficiary is alive when the Insured dies, We will pay the insurance proceeds to the Owner, if living, or the Owner's estate. See "Death Benefit--Settlement Options."

Insurance Proceeds Equal:

-- the death benefit (described below); plus

-- any additional insurance provided by Rider; minus

-- any unpaid Monthly Deductions; minus

-- any outstanding indebtedness; minus

-- for Option 1 policies only, the amount of any partial surrender within 2 years of the Primary Insured's death.

If all or part of the insurance proceeds are paid in one sum (by either a check or a Flexible Settlement Account) or through a settlement option, We will pay interest on this sum as required by applicable state law.

An increase in the Specified Amount may increase the death benefit, and a decrease in the Specified Amount may decrease the death benefit.

We may further adjust the amount of the insurance proceeds under certain circumstances.


We will generally pay the insurance proceeds within seven days after We receive at Our Home Office satisfactory proof of the Insured's death. However, we may postpone payment of the insurance proceeds if:



-- the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; or



-- the SEC permits, by an order, the postponement of any payment for the protection of Owners; or



-- the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of their value not reasonably practicable.



We have the right to defer payment of amounts from the Fixed Account for up to six months after receipt of the written notice. We will pay interest on any payment deferred for 30 days or more at an annual rate of 3%.



If you have submitted a check or draft to Our Administrative Service Center, We have the right to defer payment of surrenders, partial surrenders, insurance proceeds, or payments under a settlement option until the check or draft has been honored.



If mandated under applicable law, the Company may be required to block a policy owner's account and thereby refuse to pay any request for transfer, surrender, partial surrender, loan or death proceeds, until instructions are received from the appropriate regulator. The Company may also be required to provide information about you and your account to government regulators.


Death Benefit Options

The Policy provides two death benefit options: Option 1 and Option 2. We calculate the amount available under each death benefit option as of the date of the Primary Insured's death. Under either option, the length of the death benefit coverage depends upon the Policy's Surrender Value. See "Policy Lapse and Reinstatement."

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   The American Family Variable Universal Life Prospectus

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The death benefit under Option 1 is the greater of:

-- the Specified Amount; or

-- the Cash Value (determined on the date of the Primary Insured's death) multiplied by the applicable percentage listed in the table below.

The death benefit under Option 2 is the greater of:

-- the Specified Amount plus the Cash Value (determined on the date of the Primary Insured's death); or

-- the Cash Value (determined on the date of the Primary Insured's death) multiplied by the applicable percentage listed in the table below.

For Option 1 only, the Specified Amount will be reduced by the amount of any partial surrenders including any partial surrender charge and processing fee charged within two years of the date of death of the Primary Insured.

The percentages in the table below are used to determine the minimum death benefit required for the qualification of a life insurance contract under Federal tax law.

                        Attained  Cash  Attained  Cash
                          Age    Value%   Age    Value%
                        -------------------------------
                        up to 40  250       61    128
                              41  243       62    126
                              42  236       63    124
                              43  229       64    122
                              44  222       65    120
                              45  215       66    119
                              46  209       67    118
                              47  203       68    117
                              48  197       69    116
                              49  191       70    115
                              50  185       71    113
                              51  178       72    111
                              52  171       73    109
                              53  164       74    107
                              54  157    75-90    105
                              55  150       91    104
                              56  146       92    103
                              57  142       93    102
                              58  138       94    101
                              59  134       95    100
                              60  130

Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should choose Option 2. If you are satisfied with the amount of the Primary Insured's existing insurance coverage and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Cash Value, you should choose Option 1.

The amount of the death benefit may vary with the Cash Value.

-- Under Option 1, the death benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable percentage is greater than the Specified Amount.

-- Under Option 2, the death benefit will always vary with the Cash Value.

Changing Death Benefit Options

You may change death benefit options at any time with no additional charge while the Policy is in force. Changing the death benefit option may have tax consequences and may affect the Adjusted Cash Value and Specified Amount (which would affect the monthly cost of insurance charge). However, We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. You should consult a tax adviser before changing death benefit options.

Changing from Option 1 to Option 2 may increase your cost of insurance charge and therefore the Monthly Deduction. Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. See "Policy Lapse and Reinstatement."

Changing the Specified Amount

You select the Specified Amount when you apply for the Policy. You may change the Specified Amount subject to the conditions described below. We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have tax consequences and you should consult a tax adviser before doing so.

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Variable Universal Life
INSURANCE

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           Death Benefit (continued)

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Increasing the Specified Amount

-- After the first Policy Year, you may increase the Specified Amount by submitting an application and providing evidence of insurability satisfactory to Us at Our Administrative Service Center.

-- On the effective date of an increase, and taking the increase into account, the Surrender Value must be equal to the Monthly Deductions then due. If not, the increase will not occur until you pay sufficient additional premium to increase the Surrender Value.

-- An increase will be effective on the Monthly Deduction Day on or next following the date We approve your application, provided We have received any premium necessary to make the change.

-- The minimum increase is $10,000.

-- Increasing the Specified Amount of the Policy will increase your Minimum
   Premium as well as your monthly cost of insurance.

-- Each increase in Specified Amount will begin a 14-year period during which an additional surrender charge will apply if you surrender the Policy.

-- The total net amount at risk will be affected, which will increase the monthly cost of insurance charges.

-- A different cost of insurance rate may apply to the increase in Specified
   Amount, based on the Primary Insured's circumstances at the time of the increase.

-- Increasing the Specified Amount may increase the amount of the Target
   Premium and the Premium Charge.

Decreasing the Specified Amount

-- You must submit a written request to decrease the Specified Amount or decrease or cancel a Rider.

-- You may not decrease the Specified Amount during the first two Policy Years.
   You may decrease or cancel a Rider at any time.

-- You may not decrease the Specified Amount below Our published minimum amount for the type of policy or Rider.

-- Any decrease will be effective on the Monthly Deduction Day on or next following the date We approve your request.

-- A decrease in Specified Amount will first be used to reduce the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount.

-- We will not allow a decrease in Specified Amount if this decrease would cause the Policy to no longer qualify as life insurance under the Code.

-- Decreasing the Specified Amount will not affect the Minimum Premium.


-- Decreasing the Specified Amount may decrease the amount of the Target
   Premium, the Premium Charge, the Surrender Charge, and the cost of insurance.


Settlement Options




Settlement Options. In lieu of a lump sum payment on death, surrender, or maturity, you or the Beneficiary (upon your death) may elect one of the following fixed settlement options. Payment under fixed settlement options will not be affected by the investment performance of any Subaccounts after proceeds are applied. A guaranteed interest rate of 3.5% per year applies to all fixed settlement options. We may pay additional interest in Our sole discretion.



-- Fixed Period. We will make equal periodic payments for a fixed period not less than 5 years and not longer than 30 years. If the payee dies before the period ends, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.



-- Fixed Period and Life. We will make equal periodic payments for a guaranteed minimum period of not less than 10 years. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guarantee period, the balance of the guaranteed payments will be paid to the Beneficiary.


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   The American Family Variable Universal Life Prospectus

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-- Fixed Amount. We will make equal periodic payments of a definite amount. The amount We pay each period must be at least $20 for a period of not less than 5 years and not longer than 30 years. Payments will continue until the Proceeds are exhausted. The last payment will equal the amount of any unpaid Proceeds. If the payee dies before the Proceeds are paid, the Beneficiary may elect one of the following options: payments for the remainder of the period, a lump sum payment or another fixed settlement option with a lesser fixed period.



-- Joint and Survivor Lifetime Income. We will make equal periodic payments for the lifetime of two payees. Payments will continue as long as either payee is living. If both payees die before the end of the guarantee period, the Beneficiary may elect one of the following options: payments for the remainder of the period, a single sum payment or another fixed settlement option with a lesser fixed period. The minimum guarantee period is ten years.



-- Installment Refund. Equal periodic payments are guaranteed for the lifetime of the payee. Payments are guaranteed to total no less than the amount of Cash Value at the time that the payments start. If the payee dies before the guaranteed payments have been made, the remaining payment(s) will be paid to the Beneficiary.



-- Lifetime--No Refund. Equal periodic payments are made for the lifetime of the payee. No minimum number of payments is guaranteed. Payments end at the death of the payee.



-- Interest Income. The Proceeds are left with Us to earn interest for a fixed number of years or until the death of the payee or until the payee elects a lump sum payment or fixed settlement option. We will pay the interest to the payee annually or at such other interval as agreed to by Us. We determine the rate of interest. The payee may withdraw all or part of the Proceeds at any time.


Accelerated Death Benefit

Under the Accelerated Death Benefit Rider, you may receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months. If you elect to receive an accelerated payment under the Rider, We will assess an annual interest charge on the amount of the accelerated payment equal to the lower of A or B, where:

-- A is the greater of (1) the current yield on a 90 day treasury bill; or (2) the maximum statutory adjustable policy loan interest rate currently allowed under state law.

-- B is the current Policy Loan interest rate.

We deduct the interest charge from the insurance proceeds payable upon the Insured's death. In no event will We assess the interest charge for more than one year after the date of the accelerated payment.

Benefit Payable on Maturity Date

If the Primary Insured is living on the Maturity Date (at Primary Insured's age
95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured's Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured's death. See "Federal Tax Considerations."

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Variable Universal Life
INSURANCE

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           Surrenders and Partial Surrenders

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Surrenders

You may request to surrender your Policy for its Surrender Value as calculated at the end of the Business Day when We receive your request, subject to the following conditions:

-- You must complete and sign a surrender request and send it to Us at Our
   Administrative Service Center. You may obtain a surrender form by calling Us at 1-888-428-5433.

-- The Primary Insured must be alive and the Policy must be in force when you make your request, and the request must be made before the Maturity Date. We may require that you return the Policy.

-- If you surrender your Policy during the first 14 Policy Years (or during the first 14 years after an increase in Specified Amount), you will incur a surrender charge. See "Charges and Deductions--Surrender Charge."

-- Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated.

-- We will pay the Surrender Value to you in a lump sum within seven days after We receive your completed, signed surrender form absent other arrangements, unless the payment is from the Fixed Account. We may defer payment from the Fixed Account for the time allowed by law but not more than six months. We may also postpone payment of the Surrender Value under certain conditions as described in the "Payments We Make" section in the SAI.

-- A surrender may have tax consequences. See "Federal Tax Considerations--Tax
   Treatment of Policy Benefits."

Partial Surrender

After the first Policy Year, you may complete and sign a written request to withdraw up to 90% of the Surrender Value subject to the following conditions:

-- The Policy has Surrender Value.

-- You must request at least $250.

-- For each partial surrender, We deduct a partial surrender charge from Cash
   Value that remains in the Policy in proportion to the charge that would apply to a full surrender. We also deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value. See "Charges and Deductions--Partial Surrender Charge." We determine the amount of any proportional surrender charge before We deduct the processing fee from Cash Value.

-- You may make up to four partial surrenders per calendar year.

-- The Primary Insured must be alive and the Policy must be in force when you make your request, and this request must be made before the Maturity Date.

-- You can specify the Subaccount(s) and Fixed Account from which to make the partial surrender. Otherwise, We will deduct the amount (including any fee or charge) from the Subaccounts and the Fixed Account on a pro rata basis (that is, based on the proportion that the Cash Value in each Subaccount and the Fixed Account value bears to the unloaned Cash Value).

-- We will process the partial surrender at the accumulation unit values next determined after We receive your request. This means that if We receive your request for partial surrender prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your request for partial surrender at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.

-- We generally will pay a partial surrender request within seven days after the Business Day when We receive the request. We may postpone payment of a partial surrender under certain conditions as described in the "Payments We Make" section in the SAI.

Effect of Partial Surrenders

-- A partial surrender can affect the Adjusted Cash Value (which is used to calculate the cost of insurance charge (see "Charges and Deductions--Monthly Deduction")).

-- For Option 1 only, the death benefit will be reduced by the amount of any partial surrenders including any partial surrender charge and

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   The American Family Variable Universal Life Prospectus

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   processing fee charged within two years of the date of death of the Primary Insured.

-- If a partial surrender would cause the Policy to fail to qualify as life insurance under the Code, We will not allow the partial surrender.

Partial surrenders may have tax consequences. See "Federal Tax
Considerations--Tax Treatment of Policy Benefits."

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Variable Universal Life
INSURANCE

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           Transfers

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You may make transfers between and among the Subaccounts and the Fixed Account. We determine the amount you have available for transfers at the end of the valuation period when We receive your request at Our Administrative Service Center. The following features apply to transfers under the Policy:

-- You may request a transfer of up to 100% of the Cash Value from one
   Subaccount to another Subaccount or to or from the Fixed Account in writing or by phone (as states permit).

-- You must transfer at least $250 or the total Cash Value in the Subaccount or Fixed Account less any policy loan, if less then $250.

-- You may transfer amounts among the Subaccounts an unlimited number of times in a Policy Year.

-- We deduct a $25 charge from the amount transferred for the 13th and each additional transfer in a Policy Year. Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount (Fidelity VIP Money Market Subaccount) do not count as transfers for the purpose of assessing the transfer charge.

-- For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be a single transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

-- We process transfers based on accumulation unit values determined at the end of the Business Day when We receive your transfer request. This means that if We receive your transfer request prior to 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time that Business Day. If We receive your transfer request at or after 4:00 p.m. Eastern Time, We will process the request at the accumulation unit values determined as of 4:00 p.m. Eastern Time on the following Business Day.

-- (For Oregon Policies only) Each transfer after the twelfth transfer in a Policy Year is subject to our approval.

-- Transfers from the Fixed Account:

  -- You may make only one transfer per year from the Fixed Account to the Subaccounts.

  -- The Fixed Account Cash Value after a transfer from the Fixed Account must at least equal any loan balance.

  -- You may not transfer more than 25% of the Cash Value in the Fixed Account as of the date of transfer. If such transfer causes the Cash Value in the Fixed Account to fall below $1,000, We will transfer the full Cash Value.

  -- We reserve the right to limit, revoke or modify the transfer privilege at any time.

Dollar Cost Averaging

You may elect to participate in a dollar cost averaging program in the application or by completing an election form and sending it to Our Administrative Service Center. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual or annual basis, specified dollar amounts from the Money Market Subaccount (Fidelity VIP Money Market Subaccount) into any other Subaccount(s). This allows you to potentially reduce the risk of investing most of your premium payment into the Subaccounts at a time when prices are high. We do not assure the success of this strategy, and success depends on market trends. We cannot guarantee that dollar cost averaging will result in a profit or protect against loss. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

There is no additional charge for dollar cost averaging. We may modify, suspend, or discontinue the dollar cost averaging program at any time.

Automatic Asset Reallocation

You may elect to participate in an automatic asset reallocation program in the application or by completing an election form and sending it to our

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   The American Family Variable Universal Life Prospectus

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Administrative Service Center. Under the automatic asset reallocation program We will automatically transfer amounts monthly, quarterly, semi-annually or annually to maintain a particular percentage allocation among the Subaccounts. Cash Value allocated to each Subaccount will grow or decline in value at different rates. Over time, this method of investing may help you buy low. The automatic asset reallocation program does not guarantee gains, nor does it assure that you will not have losses. The Fixed Account does not participate in this program.

There is no additional charge for the automatic asset reallocation program. We may modify, suspend, or discontinue the automatic asset reallocation program at any time.

Additional Limitations on Transfers

When you make a request to transfer Cash Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected portfolios. Therefore, an Owner who makes frequent transfers among the Subaccounts available under this Policy causes frequent purchases and redemptions of shares of the portfolios.

Frequent purchases and redemptions of shares of the portfolios may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of the securities the portfolio holds and the reflection of that change in the portfolio's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a portfolio at a price that does not reflect the current market value of the securities the portfolio holds, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent purchases and redemptions of shares of the portfolios may increase brokerage and administrative costs of the portfolios, and may disrupt a portfolio's management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by an Owner between the Subaccounts may adversely affect the long-term performance of the portfolios, which may, in turn, adversely affect other Owners and other persons who may have material rights under the Policy (e.g., Beneficiaries). We endeavor to protect long-term Owners by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Policies, and have no arrangements in place to permit any Owner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Policy.

If We determine that you are engaging in frequent transfer activity among the Subaccounts, We may, without prior notice, limit your right to make transfers. We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, We may aggregate transfers made in two or more Policies that we believe are related (e.g., two Policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). We do not apply Our policies and procedures to discourage frequent transfers to the dollar cost averaging or automatic asset reallocation programs.


If transfer activity violates Our established parameters, We will apply restrictions that We reasonably believe will prevent any disadvantage to other Owners and persons with material rights under a Policy. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Owners who violate these parameters, although We may vary our policies and procedures among Our other variable insurance contracts and separate accounts and may be more restrictive with regard to certain variable contracts or Subaccounts than others. Because Our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some contract owners may engage in frequent transfer activity while others may bear the harm associated with such activity. We also reserve the right not to take action with respect frequent transfer activity. If We impose any restrictions on your transfer activity, We will notify you in writing. Restrictions that We may impose include, without limitation:


-- limiting the frequency of transfers to not more than once every 30 days;

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Variable Universal Life
INSURANCE

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           Transfers (continued)

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-- requiring you to make your transfer requests in writing through the U.S.
   Postal Service, or otherwise restricting telephone transfer privileges;

-- refusing to act on instructions of an agent acting under a power of attorney on your behalf; or

-- refusing or otherwise restricting any transfer request that We believe alone, or with a group of transfer requests, may have a detrimental effect on the Variable Account or the portfolios.


Please note that the limits and restrictions described here are subject to Our ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by Our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. As a result, despite Our efforts to prevent frequent transfers among the Subaccounts available under this Policy, there is no assurance that We will be able to detect and/or to deter the frequent transfers of such Owners or intermediaries acting on behalf of Owners.


We may revise Our policies and procedures in Our sole discretion, at any time and without prior notice, as We deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Owners, other persons with material rights under the Policies, or portfolio shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Owners engaging in frequent transfer activity among the Subaccounts under the Policy. In addition, We may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding portfolio. If a portfolio's policies and procedures require it to restrict or refuse transactions by the Variable Account as a result of activity initiated by you, We will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the portfolios describe any such policies and procedures. The frequent trading policies and procedures of a portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other portfolios and the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts. Owners should be aware that We may not have the contractual obligation or the operational capacity to monitor Owners' transfer requests and apply the frequent trading policies and procedures of the respective portfolios that would be affected by the transfers. Accordingly, Owners and other persons who have material rights under the Policies should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures We have adopted to discourage frequent transfers among the Subaccounts.

Owners and other persons with material rights under the Policies also should be aware that the purchase and redemption orders received by the portfolios generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the portfolios will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the portfolios. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If their policies and procedures fail to successfully discourage frequent transfer activity, it will affect other owners of portfolio shares, as well as the contract owners of all of the insurance companies, including American Family, whose subaccounts correspond to the affected portfolios. In addition, if a portfolio believes that an omnibus order We submit may reflect one or more transfer requests from Owners engaged in frequent transfer activity, the portfolio may reject the entire omnibus order and thereby interfere with Our ability to satisfy Our contractual obligations to Owners.

We may apply the restrictions in any manner reasonably designed to prevent transfers that We consider disadvantageous to other Owners.

In Our sole discretion, We may revise our market timing procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future.



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   The American Family Variable Universal Life Prospectus

           Loans

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While the Policy is in force, you may submit a request to borrow money from Us using the Policy as the only collateral for the loan. You may increase your risk of lapse if you take a loan. A loan that is taken from, or secured by, a Policy may have tax consequences.

Loan Conditions

-- You may take a loan from your Policy. You may take a preferred loan, up to the amount your Surrender Value exceeds premium payments, at any time. You may take a non-preferred loan at any time. The maximum loan amount you may take is 90% of the Surrender Value.

-- We charge you a maximum annual interest rate of 8.00% ("charged interest rate") on your loan.

-- Amounts in the Loan Account earn interest at an annual rate guaranteed not to be lower than 8.0% for preferred loans and 6% for non-preferred loans.

-- As collateral for your loan, We will allocate an amount equal to the loan
   ("loan amount") from the Variable Account and Fixed Account to the Loan Account. You may tell Us how to allocate the loan amount among the Subaccounts and the Fixed Account. If you do not, We will allocate the loan amount among the Subaccounts and the Fixed Account on a pro rata basis based on the Cash Value of each account less any loan balance. The value in the Loan Account must be at least as great as the loan balance.

-- You may repay all or part of your indebtedness at any time while the Primary
   Insured is alive and the Policy is in force. Upon each loan repayment, We will allocate an amount equal to the loan repayment (but not more than the amount of the loan balance) from the Loan Account back to the Subaccounts and/or Fixed Account according to the current premium allocation percentages, unless otherwise directed by the Owner. You must designate a payment as a loan repayment to be treated as a loan repayment. If you do not, We will treat the payment as a premium payment, not as a loan repayment.

-- A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. We deduct any indebtedness from the Surrender Value upon surrender, and from the insurance proceeds payable on the Primary Insured's death.

-- We normally pay the loan amount within seven days after We receive a proper loan request at Our Administrative Service Center. We may postpone payment of loans under certain conditions as described in the SAI.

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Variable Universal Life
INSURANCE

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           Telephone Requests

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We may accept telephone instructions from you regarding transfers, dollar cost averaging, automatic asset reallocation and loans, subject to the following conditions:

-- You must complete and sign Our telephone request form and send it to Us. You also may authorize Us in the application or by written notice to act upon transfer instructions given by telephone.

-- We will employ reasonable procedures to confirm that telephone instructions are genuine.

-- If We follow these procedures, We are not liable for any loss, damage, cost, or expense from complying with telephone instructions We reasonably believe to be authentic. You bear the risk of any such loss. If We do not employ reasonable confirmation procedures, We may be liable for losses due to unauthorized or fraudulent instructions.

-- These procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to you, and/or recorded telephone instructions received from you.

-- We reserve the right to limit, revoke or modify telephone instructions at any time for any class of policies for any reason.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay Our receipt of your request. If you are experiencing problems, you should make a written request to Our Administrative Service Center.

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   The American Family Variable Universal Life Prospectus

           Policy Lapse and Reinstatement

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Lapse

Your Policy may enter a 61-day grace period and possibly lapse (terminate without value) if the Surrender Value is not enough to pay the Monthly Deduction and other charges. If you have taken a loan, then your Policy also will enter a grace period (and possibly lapse) whenever your indebtedness reduces the Surrender Value to zero.

Your Policy will not lapse:

1. During the first five Policy Years, if you pay premiums (less any loan balance and partial surrenders) equal to or in excess of the Minimum Premium (Any increase in Specified Amount in the first five Policy Years would be covered from the date of the increase until the end of the five year period. An increase in Specified Amount will increase the amount of the Minimum Premium.);

2. If you purchase a Guaranteed Minimum Death Benefit Rider and meet certain conditions; or

3. If you make a payment equal to the outstanding Monthly Deductions and any loan interest due before the end of the grace period.

If your Policy enters a grace period, We will mail a notice to your last known address and to any assignee of record. The 61-day grace period begins on the date of the notice. The notice will indicate that the payment amount of the outstanding Monthly Deductions and any loan interest due is required and will also indicate the final date by which We must receive the payment to keep the Policy from lapsing. If We do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate and you will receive no benefits. You may reinstate a lapsed Policy if you meet certain requirements. If any Insured dies during the grace period, We will pay the insurance proceeds less any outstanding Monthly Deductions.

Reinstatement

Unless you have surrendered your Policy, you may apply for reinstatement of a lapsed Policy at any time while the Primary Insured is alive and within five years after the end of the grace period by submitting all of the following items to Us at Our Administrative Service Center:

1.  A written notice requesting reinstatement;

2.  Evidence of insurability for each Insured We deem satisfactory; and

3. Sufficient premium payment to keep the Policy in force for at least three months, including any past due Minimum Premium and loan interest due.

The effective date of reinstatement will be the date We approve your application for reinstatement. The reinstated Policy will have the same Policy Date as it had prior to the lapse. Upon reinstatement, the Cash Value will be based upon the premium payment used to reinstate the Policy.

Once the Policy lapses, you can not reinstate the Guaranteed Minimum Death Benefit Rider.

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Variable Universal Life
INSURANCE

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           The Company and the Fixed Account

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American Family Life Insurance Company

We are a stock life insurance company. We are located at 6000 American Parkway, Madison, Wisconsin 53783. Our Administrative Service Center is located at P.O. Box 1296, Greenville, South Carolina 29602.

The Fixed Account

The Fixed Account is part of Our general account. We own the assets in the general account, and We use these assets to support Our insurance and annuity obligations other than those funded by Our separate accounts. These assets are subject to Our general liabilities from business operations. Subject to applicable law, We have sole discretion over investment of the Fixed Account's assets. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of at least 3%. The principal, after charges and deductions, is also guaranteed. We will determine any interest rate credited in excess of the guaranteed rate at Our sole discretion. The Fixed Account will not share in the investment performance of Our general account.

Each Policy Year, We, in Our sole discretion, will establish a current interest rate that will be credited to amounts held in the Fixed Account for the duration of the Policy Year. For each amount allocated or transferred to the Fixed Account, We will apply the then current interest rate to such amount to the end of the Policy Year. At the end of the Policy Year, We reserve the right to declare a new current interest rate on such amounts and accrued interest thereon. You assume the risk that interest credited to amounts in the Fixed Account may not exceed the minimum 3% guaranteed rate.

We Have Not Registered the Fixed Account with the Securities and Exchange Commission, and the Staff of the Securities and Exchange Commission Has Not Reviewed the Disclosure in this Prospectus Relating to the Fixed Account.

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   The American Family Variable Universal Life Prospectus

           The Variable Account and the Portfolios

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The Variable Account

We established American Family Variable Account I as a separate investment account under Wisconsin law. We own the assets in the Variable Account and We are obligated to pay all benefits under the Policies. We may use the Variable Account to support other variable life insurance policies We issue. We have divided the Variable Account into Subaccounts, each of which invests in shares of one portfolio of the following funds:

--  Federated Insurance Series

--  Fidelity Variable Insurance Products Fund


--  Vanguard Variable Insurance Fund


The Subaccounts buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

-- Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account will be credited to or charged against the Variable Account without regard to Our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Subaccount reflect the Subaccount's own investment performance and not the investment performance of Our other assets. The Variable Account assets are held separate from Our other assets and are not part of Our general account. We may not use the Variable Account's assets to pay any of Our liabilities other than those arising from the Policies. If the Variable Account's assets exceed the required reserves and other liabilities, We may transfer the excess to Our general account. The Variable Account may include other Subaccounts that are not available under the Policies and are not discussed in this prospectus.

-- If investment in the funds or a particular portfolio is no longer possible or in Our judgment becomes inappropriate for the purposes of the Variable Account, We may substitute another fund or portfolio without your consent. The substitute fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, We may close Subaccounts or allocations of premiums or Cash Value, or both, at any time in Our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

In addition, We reserve the right to make other structural and operational changes affecting the Variable Account. See "Additional Information--Changes to the Variable Account."

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Variable Universal Life
INSURANCE

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           The Portfolios

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The Variable Account invests in shares of certain portfolios. Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table summarizes each portfolio's investment objective(s) and identifies its investment adviser (and subadviser, if applicable). There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully.

        Portfolio                    Investment Objective and Investment Adviser
        ---------                    -------------------------------------------

Federated International    Investment Objective: Seeks total return on assets by
Equity Fund II             investing primarily in equity securities of companies based outside of the United States.

                           Investment Adviser: Federated Global Investment
                           Management Corp.

Federated Quality          Investment Objective: Seeks to provide current income by
Bond Fund II               investing in a diversified portfolio of investment grade fixed income securities, consisting primarily of corporate debt
                           securities, U.S. government and privately issued mortgage
                           backed securities and U.S. Treasury and agency securities.

                           Investment Adviser: Federated Investment Management
                           Company.

Fidelity VIP Money Market  Investment Objective: Seeks as high a level of current income
(Initial Class)            as is consistent with the preservation of capital and liquidity.
                           An investment in the Money Market Portfolio is neither
                           insured nor guaranteed by the Federal Deposit Insurance
                           Corporation or any government agency. During extended
                           periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly
                           negative.

                           Investment Adviser: Fidelity Management & Research
                           Company.

Fidelity VIP Equity-Income Investment Objective: Seeks reasonable income. The Fund
(Service Class 2)          will also consider the potential for capital appreciation. The
                           Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's
                           500/SM/ Index (S&P 500(R)).

                           Investment Adviser: Fidelity Management & Research
                           Company.

Fidelity VIP Growth        Investment Objective: Seeks to achieve capital appreciation.
(Service Class 2)
                           Investment Adviser: Fidelity Management & Research
                           Company.

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            Portfolio                      Investment Objective and Investment Adviser
            ---------                      -------------------------------------------
Fidelity VIP Contrafund(R)        Investment Objective: Seeks long-term capital appreciation.
(Service Class 2)
                                  Investment Adviser: Fidelity Management & Research
                                  Company.

Fidelity VIP Growth & Income      Investment Objective: Seeks high total return through a
(Service Class 2)                 combination of current income and capital appreciation.

                                  Investment Adviser: Fidelity Management & Research
                                  Company.
Fidelity VIP Mid Cap              Investment Objective: Seeks long-term growth of capital.
(Initial Class)                   The Portfolio normally invests at least 80% of its assets in securities of companies with medium market capitalizations.

                                  Investment Adviser: Fidelity Management & Research
                                  Company.

Vanguard VIF Small Company Growth Investment Objective: The Portfolio seeks long-term of capital by investing primarily in small-capitalization stocks of companies that are considered to offer favorable prospects for growth and price appreciation.

                                  Investment Adviser: Granahan Investment Management, Inc.
                                  and Grantham, Mayo, Van Otterloo & Co. LLC.

These portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios available under the Policy may be lower or higher than the investment performance of these other (publicly available) portfolios. There can be no assurance, and We make no representation, that the investment performance of any of the portfolios available under the Policy will be comparable to the investment performance of any other portfolio, even if the other portfolio has the same investment adviser or manager, the same investment objectives and policies, and a very similar name.

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Variable Universal Life
INSURANCE

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           The Portfolios (continued)

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Portfolio Management Fees and Charges

Each portfolio deducts portfolio management fees and charges from the amounts you have invested in the portfolios. In addition, four portfolios deduct 12b-1 fees. See the Annual Portfolio Operating Expenses table in this prospectus and the prospectuses for the portfolios.

We receive compensation from certain investment advisers and/or administrators (and/or an affiliate thereof) of the portfolios in connection with administrative services and cost savings experienced by the investment advisers, administrators or affiliates. Such compensation may range up to 0.25% and is based on a percentage of assets of the particular portfolios attributable to the Policy. Some advisers, administrators, or portfolios may pay Us more than others. American Family Securities, LLC, our wholly owned subsidiary broker-dealer, also receives a portion of the 12b-1 fees deducted from certain funds' portfolio assets as reimbursement for providing certain services permitted under the 12b-1 plans of those portfolios.

Please read the portfolio prospectuses to obtain more complete information regarding the portfolios. Keep these prospectuses for future reference.

Changes to the Variable Account

Where permitted by applicable law, We reserve the right to make certain changes to the structure and operation of the Variable Account, including, among others, the right to:

1. Remove, combine, or add Subaccounts and make the new Subaccounts available to you at Our discretion;

2. Transfer assets supporting the Policies from one Subaccount to another or from the Variable Account to another separate account;

3. Combine the Variable Account with other separate accounts, and/or create new separate accounts;

4. Deregister the Variable Account under the Investment Company Act of 1940, or operate the Variable Account as a management investment company under the Investment Company Act of 1940, or as any other form permitted by law;

5. Restrict or eliminate voting rights of Owners or other persons having voting rights as to the Variable Account; and

6.  Modify the provisions of the Policy to comply with applicable law.

We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes.

Voting Portfolio Shares

Even though We are the legal owner of the portfolio shares held in the Subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, We will vote Our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct Us on how to vote and to return your proxy to Us in a timely manner. You will have the right to instruct Us on the number of portfolio shares that corresponds to the amount of Cash Value you have in that portfolio (as of a date set by the portfolio).

If We do not receive voting instructions on time from some Owners, We will vote those shares in the same proportion as the timely voting instructions We receive. Should Federal securities laws, regulations, or interpretations change, We may elect to vote portfolio shares in Our own right. If required by state insurance officials, or if permitted under Federal regulation, under certain circumstances We may disregard certain Owner voting instructions. If We ever disregard voting instructions, We will send you a summary in the next annual report to Owners advising you of the action and the reasons We took this action.

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           Charges and Deductions

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We make certain charges and deductions under the Policy. These charges and deductions compensate Us for: (1) services and benefits We provide; (2) costs and expenses We incur; and (3) risks We assume.

Services and Benefits We Provide:

-- the death benefit, cash, and loan benefits under the Policy

-- investment options, including premium payment allocations

-- administration of elective options

-- the distribution of reports to Owners

Costs and Expenses We Incur:

-- costs associated with processing and underwriting applications, and with issuing and administering the Policy (including any Riders)

-- overhead and other expenses for providing services and benefits, and sales and marketing expenses, including compensation paid in connection with the sale of the Policies

-- other costs of doing business, such as collecting premium payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees

Risks We Assume:

-- that the cost of insurance charges We may deduct are insufficient to meet
   Our actual claims because Insureds die sooner than We estimate

-- that the costs of providing the services and benefits under the Policies exceed the charges We deduct

Premium Charge

Prior to allocation of a premium payment, We deduct a charge from each premium payment to compensate Us for distribution expenses and certain taxes. We credit the remaining amount (the net premium) to your Policy's Cash Value according to your allocation instructions.

The Premium Charge is 7.5% of premiums paid, up to the Target Premium in Policy Years 1-10 and 5.5% of premiums paid, up to the Target Premium, in all Policy Years thereafter. For all Policy Years, there is a 3.5% Premium Charge on all premium payments in excess of the Target Premium.

Mortality and Expense Risk Charge

We deduct a daily charge from each Subaccount to compensate Us for certain mortality and expense risks We assume. The mortality risk is that the Primary Insured will live for a shorter time than We project. The expense risk is that the expenses that We incur will exceed the administrative charge limits We set in the Policy.

This charge is equal to an annual rate of 0.90% of the average daily net assets of the Variable Account in Policy Years 1-10, and 0.45% thereafter. We reserve the right to increase this charge to a maximum annual rate of 0.90% for the eleventh Policy Year and Policy Years thereafter. We will notify you in writing at least 60 days in advance of any such increase.

If this charge does not cover Our actual costs, We may absorb any such loss. Conversely, if the charge more than covers actual costs, the excess is added to Our surplus. We expect to profit from this charge and may use these profits for any lawful purpose including covering distribution expenses.

Monthly Deduction

We deduct a Monthly Deduction from the Cash Value on the Monthly Deduction Day to compensate Us for administrative expenses and for the Policy's insurance coverage. We will make deductions from the Cash Value in each Subaccount and the Fixed Account on a pro rata basis (i.e., in the same proportion that the Cash Value in each Subaccount and the Fixed Account bears to the unloaned Cash Value on the Monthly Deduction Day). Because portions of the Monthly Deduction (such as the cost of insurance) can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction has three components:

-- the cost of insurance charge;

-- the policy fee; and

-- costs of any Riders (as specified in the applicable Rider(s)).

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We assess a monthly cost of insurance charge to compensate Us for underwriting the death benefit. The charge depends on a number of variables (Primary Insured's issue age, Underwriting Class, Policy Year, and Specified Amount) that would cause it to vary from Policy to Policy and from Monthly Deduction Day to Monthly Deduction Day. Your Policy's schedule page indicates the guaranteed cost of insurance charge applicable to your Policy. We will forward to you an updated Policy schedule page to reflect any changes in the guaranteed cost of insurance charge resulting from changes you make to the Policy, including changes in the Specified Amount and Riders offering supplemental benefits.

Cost of Insurance Charge

For Death Benefit Option One the cost of insurance on any Monthly Deduction Day is equal to (A - B) X C where:

-- A is the death benefit on the Monthly Deduction Day, divided by 1.00246627;

-- B is the Policy's Adjusted Cash Value on the Monthly Deduction Day; and

-- C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

For Death Benefit Option Two the cost of insurance on any Monthly Deduction Day is equal to (A - B) X C where:

-- A is the death benefit on the Monthly Deduction Day plus the Policy's
   Adjusted Cash Value on the Monthly Deduction Day divided by 1.00246627;

-- B is the Policy's Adjusted Cash Value on the Monthly Deduction Day; and

-- C is the applicable cost of insurance rates on the Monthly Deduction Day divided by 1,000.

Adjusted Cash Value. The Adjusted Cash Value for the Base Policy is the Cash Value reduced by the monthly cost of any Riders (except a Rider for total disability) and the Monthly Deduction.

Cost of Insurance Rates. We base the cost of insurance rates on the Primary Insured's issue age, underwriting class, number of full years the insurance has been in force, and the Specified Amount. The actual monthly cost of insurance rates are based on Our expectations as to future mortality and expense experience. The rates will never be greater than the guaranteed cost of insurance rates stated in your Policy. These guaranteed rates are based on the 1980 Commissioner's Standard Ordinary Mortality Table and the Primary Insured's issue age and underwriting class. Any change in the cost of insurance rates will apply to all persons of the same issue age, underwriting class, and number of full years insurance has been in force.

In general the longer you own your Policy, the higher the cost of insurance rate will be as the Primary Insured grows older. Also our cost of insurance rates will generally be lower if the Primary Insured is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, Primary Insureds who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the Specified Amount under their Policies.

We calculate the cost of insurance charge separately for the initial Specified Amount and for any increase in Specified Amount. If We approve an increase in your Policy's Specified Amount, then a different underwriting class (and a different cost of insurance rate) may apply to the increase, based on the Insured's circumstances at the time of the increase.

Underwriting Class. The underwriting class of the Insured will affect the cost of insurance rates. We currently place each Insured into one of four underwriting classes depending on the Insured's mortality risk.

Policy Fee. Each month We deduct a policy fee of $6.00 for Specified Amounts $100,000 or greater and $9.00 for Specified Amounts less than $100,000. There is an extra $2.50 per month charge in the first five Policy Years. The policy fee is intended to compensate Us for the administrative costs associated with the underwriting and issuance of the Policy.

Charges for Riders. The Monthly Deduction includes charges for any supplemental insurance benefits you add to your Policy by Rider.

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Surrender Charge

Surrender charges are deducted to compensate Us partially for the cost of administering, issuing, and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, any advertising costs, medical exams, review of applications for insurance, processing of the applications, establishing policy records, and Policy issue. We do not expect surrender charges to cover all of these costs. To the extent that they do not, We will cover the short-fall from Our general account assets, which may include profits from the mortality and expense risk charge and cost of insurance charge.

Surrender Charge. If your Policy lapses, or you fully surrender your Policy during the first 14 Policy Years or within 14 years after any increase in coverage, We deduct a surrender charge from your Cash Value and pay the remaining amount (less any loan balance) to you. The payment you receive is called the Surrender Value.

The surrender charge equals a charge per $1,000 of Specified Amount and depends on the underwriting class of the Primary Insured, issue age and Policy Year. Increases in Specified Amount have their own surrender charge penalty period. The maximum surrender charge for any Policy is $42 per $1,000 of Specified Amount. A decrease in Specified Amount does not reduce the original surrender charge or any additional surrender charge. The surrender charge may be significant. You should carefully calculate these charges before you request a surrender or increase in Specified Amount. Under some circumstances the level of surrender charges might result in no Surrender Value being available.

Partial Surrender Charge

After the first Policy Year, you may request a partial surrender from your Cash Value. For each partial surrender, We will deduct a partial surrender charge from the Cash Value that remains in the Policy. The charge will be in proportion to the charge that would apply to a full surrender and is computed as the amount of the Cash Value surrendered divided by the total amount of Surrender Value. The partial surrender charge reduces any future surrender charge by a proportional amount. These charges are to compensate Us for administrative costs in generating the withdrawal payment and in making all calculations which may be required because of the partial surrender. For each partial surrender, We also will deduct a processing fee of 2% of the amount surrendered, up to $25, from the remaining Cash Value.

Transfer Charge

We currently allow you to make 12 transfers among the Subaccounts or from the Subaccounts to the Fixed Account each Policy Year free of charge. Included in the 12 free transfers is one free transfer from the Fixed Account to the Subaccounts.

-- We deduct $25 for the 13th and each additional transfer made during a Policy
   Year to compensate Us for the costs of processing these transfers.

-- For purposes of assessing the transfer charge, We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of Subaccounts (or Fixed Account) affected by the transfer(s).

-- We deduct the transfer charge from the amount being transferred.

-- Transfers due to dollar cost averaging, automatic asset reallocation, loans, or the initial reallocation of Cash Value from the Money Market Subaccount do not count as transfers for the purpose of assessing this charge.

Portfolio Expenses

The value of the net assets of each Subaccount reflects the management fees and other expenses incurred by the corresponding portfolio in which the Subaccount invests. For further information, consult the portfolios' prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

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           Federal Tax Considerations

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The following summarizes some of the basic Federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This Discussion is not intended as tax advice. Please consult counsel or other qualified tax advisers for more complete information. We base this discussion on Our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy. A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts. The manner in which these requirements are to be applied to certain features of the Policy are not directly addressed by the Code, and there is limited guidance as to how these requirements are to be applied. We believe that a Policy should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, however, there is some uncertainty about the application of these requirements to Policies issued on a substandard basis, particularly if you pay the full amount of premiums permitted under the Policy. In addition, if you elect the accelerated death benefit, the tax consequences associated with continuing the Policy after a distribution is made are unclear. Please consult a tax adviser on these consequences. If it is subsequently determined that a Policy does not satisfy the applicable requirements, We may take appropriate steps to bring the Policy into compliance with these requirements and We reserve the right to restrict Policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order to treat the Policy as a life insurance contract for Federal income tax purposes. We intend that the Variable Account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should generally be excludible from the Beneficiary's gross income. Federal, state, and local transfer, and other tax consequences of Ownership or receipt of Policy proceeds depend on your circumstances and the Beneficiary's circumstances. You should consult a tax adviser on these consequences.

Generally, you will not be deemed to be in constructive receipt of the Cash Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a MEC.

Under the Internal Revenue Code, certain life insurance contracts are classified as MECs, with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general, however, a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the

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Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

Distributions from Modified Endowment Contracts. Policies classified as MECs are subject to the following tax rules:

-- All distributions other than death benefits from a MEC, including distributions upon surrender and partial surrenders, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Cash Value immediately before the distribution over the Owner's investment in the Policy at that time. They will be treated as tax-free recovery of the Owner's investment in the Policy only after all such excess has been distributed. "Investment in the Policy" is generally equal to the aggregate amount of any premiums or other considerations paid for a Policy, reduced by any amount previously distributed under the Policy that was not taxed.

-- Loans taken from such a Policy (or secured by such a Policy, e.g., by assignment) are treated as distributions and taxed accordingly.

-- A 10% additional income tax penalty is imposed on the amount included in income except where the distribution or loan is made when you have Attained Age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the Beneficiary.

If a Policy becomes a MEC, distributions that occur during the Policy Year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.

Distributions from Policies That Are Not Modified Endowment Contracts. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, there is some uncertainty as to the tax treatment of preferred loans. You should consult a tax adviser on this point.

Finally, neither distributions from nor loans from (or secured by) a Policy that is not a MEC are subject to the 10% additional tax.

Policy Loans. In general, interest you pay on a loan from a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Policies. All Policies that We issue to the same Owner that become MECs during any calendar year are treated as one MEC for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Accelerated Death Benefit Rider. The Federal income tax consequences associated with adding the Accelerated Death Benefit Rider or receiving the ac-

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           Federal Tax Considerations (continued)

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celerated death benefit are uncertain. You should consult a tax advisor before adding the Accelerated Death Benefit Rider to your Policy or requesting an accelerated death benefit.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans, and others. The tax consequences of these plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax adviser as to tax attributes of the arrangement.

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Estate, Gift and Generation-Skipping Transfer Taxes

When the Insured dies, the death proceeds will generally be includable in the Owner's estate for purposes of federal estate tax if the Insured owned the policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner's estate upon the Owner's death. The Policy would not be includable in the Insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Generation Skipping Transfer Tax. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

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During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2005, the maximum estate tax rate is 47% and the estate tax exemption is $1,500,000.

The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Policy Owner Tax Matters.

The tax consequences of continuing the Policy beyond the Insured's Attained Age 100 are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's Attained Age 100.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law.

Possible Tax Law Changes. While the likelihood of legislative or other changes is uncertain, there is always a possibility that the tax treatment of the Policy could change by legislation or otherwise. It is even possible that any legislative change could be retroactive (effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Policy.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Our Taxes

We do not expect to incur Federal, state or local income taxes on the earnings or realize capital gains attributable to the Variable Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Variable Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain Portfolios to foreign jurisdictions.

                                                                             43
[LOGO] American Family
Variable Universal Life
INSURANCE

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           Supplemental Benefits and Riders

--------------------------------------------------------------------------------

The following Riders offering supplemental benefits are available under the Policy. Most of these Riders are subject to age and underwriting requirements and some must be purchased when the Policy is issued. We deduct any monthly charges for these Riders from Cash Value as part of the Monthly Deduction. (See the Fee Tables for more information concerning Rider expenses.) These Riders provide fixed benefits that do not vary with the investment performance of the Variable Account. Your agent can help you determine whether certain of the Riders are suitable for you. These Riders may not be available in all states. Please contact Us for further details.

We currently offer the following Riders under the Policy:

-- Accelerated Death Benefit Rider


You may choose to add the Accelerated Death Benefit Rider (the "ACDB Rider") to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.



Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months.



Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit.



Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.



Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.



Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy's termination date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.



We may request additional medical information from the Primary Insured's physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:



1.  the terminal illness is the result of intentionally self-inflicted injury;
    or



2. you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.



Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy's values and the Policy's death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner's last known address or to that of any assignee of record at the Administrative Service Center at least 31 days before the Policy would terminate.



Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured's death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any outstanding accelerated death benefit plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender


44
   The American Family Variable Universal Life Prospectus

--------------------------------------------------------------------------------



Value being reduced to zero. There is no charge for the ACDB Rider.



If the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is in force at the time of a claim for the ACDB Rider, We will then waive the monthly deduction or the Specified Premium, respectively, for the Policy.



Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:



1.  Our receipt of your written notice requesting termination of the Rider; or



2.  surrender or other termination of the Policy.


-- Accidental Death Benefit Rider


This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured's Attained Age
55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of:



1.  the Primary Insured's Attained Age 65;



2. the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;



3.  surrender or other termination of the Policy.



If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage.


-- Additional Insured Rider


This Rider provides insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured's Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.


-- Children's Insurance Rider


This Rider provides level term insurance on each of the Primary Insured's dependent children, until the earliest of:



1. the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;



2.  surrender or other termination of the Policy;



3. the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage;



4.  the insured child converts the insurance coverage; or



5.  the Primary Insured's Attained Age 75.



Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00 ($4.80 in Oregon). We reserve the right to increase this charge to a maximum monthly rate of $6.00.


-- Guaranteed Purchase Option Benefit Rider


This Rider allows the coverage on the Primary Insured under the Base Policy to be increased up to six times without new evidence of insurability, without a change in the Primary Insured's Underwriting Class, and at the premium payment rate then in effect for the Primary Insured's Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of:



1.  the Primary Insured's Attained Age 40;



2. the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or



3.  surrender or other termination of the Policy.



If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per


                                                                             45
[LOGO] American Family
Variable Universal Life
INSURANCE

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           Supplemental Benefits and Riders (continued)

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every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.


-- Guaranteed Minimum Death Benefit Rider


This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover the Monthly Deductions, and the cumulative guaranteed minimum death benefit premium payment has been paid prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of:



1. the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;



2.  surrender or other termination of the Policy;



3. the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or



4.  30 days after the Owner fails to pay the required premium.



This Rider is available at Policy issue only and on Option 1 policies only and cannot be reinstated if it lapses.


-- Waiver of Monthly Deductions Rider


This Rider provides that, in the event of the Primary Insured's total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95, whichever comes first. This Rider may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of:



1. the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;



2.  surrender or other termination of the Policy; or



3. the Rider anniversary nearest the Primary Insured's Attained Age 60, in the event the Primary Insured does not have a total disability (as defined in the Rider) at that time (You may elect only one of the waiver options).



If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.


-- Waiver of Specified Premium Rider


This Rider provides that in the event of the Primary Insured's total disability (as defined in the Rider), between ages 5 and 60 and which continues for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Policy may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of:



1. the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;



2.  surrender or other termination of the Policy; or



3. the Rider anniversary nearest the Primary Insured's Attained Age 60. (You may elect only one of the waiver options).



If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.


46
   The American Family Variable Universal Life Prospectus

           Sale of Policies

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Sale of the Policies


We have entered into a distribution agreement with our affiliate, American Family Securities LLC (the "Distributor"), for the distribution and sale of the Policies. Pursuant to this agreement, the Distributor serves as principal underwriter for the Policies, and offers the Policies through its registered representatives. We pay commissions to Distributor for sales of the Policies by its registered representatives. The Fidelity Variable Insurance Products Fund makes payments to Distributor under its distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares. These payments equal on an annual basis 0.25% of the average net assets of the Variable Account invested in the particular fund. The compensation received by the Distributor's registered representatives is not affected by the Subaccounts you select. The Distributor's registered representatives receive no benefit from recommending one Subaccount over another.


The maximum commission payable for Policy sales is approximately 60.5% of Target Premium and 3.30% of premium payments in excess of that amount during the first Policy Year; and 3.30% of premiums paid thereafter. This commission may be returned if the Policy is not continued through the first Policy Year. The entire amount of the sales commissions is passed through the Distributor to the registered representative who sold the Policy and to his or her manager. American Family Life pays Distributor's operating and other expenses, including the following sales expenses: compensation and bonuses for the Distributor's management team, advertising expenses, and all other expenses of Distributing the Policies.


We will pay newly-hired full-time registered representatives who have not yet established a client base an amount exceeding their earned commissions for a 5-year period of time. The amount is based on the registered representatives' particular circumstances. After the end of the 5-year period, registered representatives are required to repay a specified percentage of the total amount they receive. Registered representatives whose association with Us terminates prior to the end of the 5-year period are not required to repay any portion of the amount received.



We will pay newly-hired part-time registered representatives who have not yet established a client base an amount exceeding their earned commissions for a specified period of time not to exceed 2 years. The amount is the same for all such part-time registered representatives. After the end of the specified period, a part-time registered representative may become a full-time registered representative, at which time the registered representative will be eligible for the additional compensation available to newly-hired full-time registered representatives.



Because registered representatives of the Distributor are also Our agents, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that We offer, such as conferences, trips, prizes, awards, occasional tickets to sporting events, the theatre, or similar types of entertainment. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. Distributor's registered representatives and managers may receive other payments from Us for the recruitment and training of personnel, production of promotional literature and similar services.


Commissions and other incentives and payments described above are not charged directly to Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

                                                                             47
[LOGO] American Family
Variable Universal Life
INSURANCE

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           Legal Proceedings

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AFLIC, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, AFLIC believes that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the Variable Account, the ability of American Family Securities LLC to perform its contract with the Variable Account, or the ability of AFLIC to meet its obligations under the Policies.

48
   The American Family Variable Universal Life Prospectus

           Financial Statements

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The financial statements for the Variable Account and the Company are contained in the SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider Our financial statements only as bearing upon Our ability to meet Our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to Us at Our Administrative Service Center.

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[LOGO] American Family
Variable Universal Life
INSURANCE

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           Glossary

--------------------------------------------------------------------------------

Additional Premium Payment
A premium payment you make under the Policy other than a Planned Premium
Payment.

Administrative Service Center
An office that provides administrative services and to which the Owner may direct inquiries as to Beneficiary and ownership changes, requests for surrenders, partial surrenders, and transfers. The address of the Administrative Service Center is P.O. Box 1296, Greenville, SC 29602.

AFLIC, the Company, We, Us, Our
American Family Life Insurance Company.

Application
The form completed by the Proposed Insured and/or Proposed Owner when applying for coverage under the Policy. This includes any:
-- amendments or endorsements;
-- Supplemental Applications; or
-- Reinstatement Applications

Attained Age
The Insured's age, at his/her nearest birthday.

Base Policy
The flexible premium variable universal life insurance policy, not including any Riders.

Beneficiary(ies)
The person(s) so named in the Application, unless later changed, to whom any death benefit is payable upon the death of an Insured, subject to the conditions and provisions of the Policy.

Business Day

A day when the New York Stock Exchange is open for trading, except for the day after Thanksgiving, and any day that a Subaccount's corresponding investment option does not value its shares. Assets are valued at the close of the Business Day (typically 4:00 p.m. Eastern Time).


Cash Value
The sum of all values in the Fixed Account, Loan Account, and in each Subaccount.

Code
The Internal Revenue Code of 1986, as amended.

Death Benefit
The amount payable to the Beneficiary upon the death of the Primary Insured, according to the conditions and provisions of the Base Policy.

Excess Interest
Any interest credited in addition to the guaranteed interest in the Fixed
Account.

Fixed Account
An account in which the Cash Value accrues interest at no less than a guaranteed minimum rate. The Fixed Account is part of Our general account.

Free-look Period
The period during which you may examine and return the Policy to Us at Our Administrative Service Center and receive a refund.

Fund
An open-end diversified management investment company or unit investment trust in which American Family Variable Account I invests.

General Account
All Our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets of the general account.

Grace Period
A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

Home Office
Our office at 6000 American Pkwy, Madison, Wisconsin 53783-0001.

Increase in Coverage
An increase in Specified Amount (except for an increase in Specified Amount due to a change in death benefit from Option Two to Option One) and any addition of or increase in an Additional Insured Rider or addition of a Children's Insurance Rider.

Initial Specified Amount
The Specified Amount on the Policy Issue Date.

Insurance Proceeds
The amount We pay to the Beneficiary when We receive due proof of the Insured's death.

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   The American Family Variable Universal Life Prospectus

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Insured
The person named as the Primary Insured on the Application; or an Additional Insured covered under an Additional Insured Rider; or a Child Insured covered under a Children's Insurance Rider.

Issue Age
The Insured's age on his/her birthday nearest the Policy Date. A different Issue Age may apply to any Rider or Increase in Coverage subsequently added to the Policy.

Issue Date
The date shown on the Schedule that the Policy was issued. A Rider or Increase in Coverage subsequently added to the Policy will have its own Issue Date.

Lapse
When your Policy terminates without value after a grace period. You may reinstate a lapsed Policy, subject to certain conditions.

Loan Balance
The sum of all outstanding policy loans plus accrued loan interest.

Maturity Date
The date that the Policy ends if the Primary Insured is living. The Maturity Date is the Policy Anniversary date nearest the Primary Insured's age 95 unless extended under the Extension of Maturity Date provision.

MEC
A modified endowment contract, as defined under the Code.

Minimum Premium
The amount necessary to guarantee the Policy will not lapse during the first five Policy Years. It is equal to the minimum monthly premium (as set forth in your Policy) multiplied by the number of months since the Policy Date (including the current month).



Monthly Deduction
The amount equal to the sum of:
-- the cost of insurance for the Base Policy; and -- the cost of any Rider; and -- a separate monthly policy fee and policy issue fee.

Monthly Deduction Day
The first Monthly Deduction Day is the Policy Date; thereafter, the Monthly Deduction Day is the same day of each month as the Policy Date.

Net Cash Value
The amount calculated as:
-- the Cash Value; less
-- the amount of any policy loan; less
-- any policy loan interest due.

Net Premium(s)
The amount of premium remaining after the Premium Charge has been deducted.

Owner (you, your)
The person named in the Application as the Owner, unless later changed.

Planned Premium Payment
The amount you elect to pay under the Policy on a periodic basis as set forth in a schedule. Planned Premium Payments serve as the basis for premium payment reminder notices. Payment of Planned Premium Payments may not necessarily keep the Policy in force.

Policy Anniversary
The same day and month as the Policy Date in each year following the first Policy Year.

Policy Date
The date shown on the Policy Schedule that determines each:
-- Policy Year;
-- Policy Anniversary;
-- Policy Month; and
-- the Attained Age of the Insured.
If the Policy Date would otherwise fall on the 29th, 30th or 31st of the month, the Policy Date will be the 28th.

Policy Year
A year that starts on the Policy Date or on the Policy Anniversary.

Portfolio
A separate investment portfolio of a fund. Each Subaccount invests exclusively in one portfolio of a fund.

                                                                             51
[LOGO] American Family
Variable Universal Life
INSURANCE

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           Glossary (continued)

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Premium Payments
All payments you make under the Policy other than repayments of indebtedness.

Primary Insured
The person named in the Application as the Primary Insured and on whose life We issue the Base Policy.

Proceeds
The amount We pay subject to the Policy's provisions, upon:
-- the Maturity Date of the Policy; or
-- the surrender or partial surrender of the Policy.


Remittance Processing Center


An address to which the Owner may send all premium payments after the initial premium payment. The address of the Remittance Processing Center is 6000 American Parkway, Madison, Wisconsin 53777-0001.


Rider
Any benefit, other than the base Policy, made a part of this Policy.

SEC
The Securities and Exchange Commission, a United States government agency.

Specified Amount
The amount We use in determining the insurance coverage on an Insured's life.

Subaccount
A subdivision of the Variable Account. We invest each Subaccount's assets exclusively in shares of one portfolio.

Surrender
To cancel the Policy by signed request from the Owner and return of the Policy to Us at Our Administrative Service Center.

Surrender Value
An amount equal to:
-- the Cash Value; minus
-- the sum of the surrender charge and the loan balance.

The Surrender Value of the Policy is never less than zero.

Target Premium
An amount of premium payments, based on the Specified Amount and the age of the Insured, used to compute the premium charge and the maximum sales commission.

Underwriting Class
The underwriting risk class of the Insured.

Valuation Period
The time between the close of business on a Business Day and the close of business on the next Business Day.

Variable Account
American Family Variable Account I.

52
   The American Family Variable Universal Life Prospectus

           Statement of Additional Information
           Table of Contents

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                            Table of Contents

        Other Policy Information....................................  2
             The Policy.............................................  2
             When Insurance Coverage Takes Effect...................  2
             Our Right to Contest the Policy........................  2
             Misstatement of Age or Gender..........................  2
             Suicide Exclusion......................................  2
             Ownership Rights.......................................  3
             Changing Death Benefit Options.........................  3
             Underwriting Classes...................................  4
             Loan Interest..........................................  4
             Effect of Policy Loans.................................  4
             Payments We Make.......................................  5
             Dollar Cost Averaging..................................  5
             Automatic Asset Reallocation...........................  5
             Payment of Policy Benefits.............................  6
             Policy Termination.....................................  7
        Performance Data............................................  9
             Hypothetical Illustrations.............................  9
             Yields and Total Returns...............................  9
        Additional Information...................................... 13
             Sale of the Policies................................... 13
             Potential Conflicts of Interest........................ 14
             Legal Developments Regarding Unisex Actuarial Tables... 15
             Reports to Owners...................................... 15
             Records................................................ 15
             Legal Matters.......................................... 15
             Experts................................................ 15
             Additional Information about the Company............... 15
             Financial Statements................................... 16


                                                                             53
[LOGO] American Family
Variable Universal Life
INSURANCE

Summary of the American Family Securities, LLC (AFSLLC) Business Continuity Plan

Purpose

The purpose of this document is to provide our customers with information about the actions we will take if an emergency or other event substantially disrupts our normal business operations. We have described a number of different situations below to provide you with a broad understanding of our policies and procedures in the event of various disruptions to our business. These events may be of different lengths and severity, such as a flood in one of our office buildings, a snow storm that closes down transportation in a city or county, or a terrorist attack that disrupts business for weeks or months throughout an entire region.

Planned Responses

The following activities will cause us to declare a business continuity event and to activate various elements of our business continuity plan. Please note that for each event, unless otherwise noted, we have assumed that Alliance-One Services, Inc. ("Alliance"), our administrative service provider, which handles customer requests and inquiries (e.g., for subaccount reallocations, contract value information, and loans), would continue to function normally.

-----------------------------------------------------------------------------------------------------------
              Event                     Estimated Recovery Time/1/             Actions We Will Take
-----------------------------------------------------------------------------------------------------------
A disruption that affects only our  No significant interruption in      We will rely on our backup
ability to conduct business, such   customer service if Alliance        technology systems, or the systems
as a failure of the AFSLLC          continues to function normally      maintained by our business
computer systems                                                        partners, including Alliance, to
                                                                        service customer requests
-----------------------------------------------------------------------------------------------------------
One of our buildings must be        No significant interruption in      Staff in that building will be
evacuated or is unavailable as a    customer service if Alliance        relocated locally to other AFSLLC
result of something specific to     continues to function normally      locations or to sites maintained
that building--such as a fire or                                        by our business partners
flood
-----------------------------------------------------------------------------------------------------------
An event occurs that forces the     No significant interruption in      Staff in the affected area will be
evacuation of a business district,  customer service if Alliance        relocated to other AFSLLC
or prevents people from having      continues to function normally      locations or to sites maintained
access to the area                                                      by our business partners
-----------------------------------------------------------------------------------------------------------
An event occurs that affects an     No significant interruption in      Staff in the affected area will be
entire city                         customer service if Alliance        relocated to other AFSLLC
                                    continues to function normally      locations or to sites maintained
                                                                        by our business partners
-----------------------------------------------------------------------------------------------------------
An event occurs that affects an     No significant interruption in      Staff in the affected area will be
entire regional area, such as a     customer service if Alliance        relocated to another region or to
county or multiple counties.        continues to function normally      a mobile office unit
-----------------------------------------------------------------------------------------------------------
An event occurs that affects our    Several hours to one day            For interruptions of more than one
Administrative Service Center                                           business day, Alliance and/or
                                                                        AFSLLC staff will be relocated to
                                                                        a backup facility maintained by
                                                                        Alliance
-----------------------------------------------------------------------------------------------------------

/1/ These estimates are intended to provide general information on when we plan to resume operation after the types of events that are listed. However, because of the unpredictable nature and unknown severity of events that may disrupt our business, we may modify our actions if necessary, which may affect actual recovery time. Your orders and request for investment options transfers, surrenders, partial surrender and loans could be delayed during this period.

                  This Summary is not part of the Prospectus.

Summary of the American Family Securities, LLC (AFSLLC) Business Continuity Plan (continued)

Back-up Facilities and Arrangements

AFSLLC has back-up facilities and arrangements to relocate some number of our staff to continue operations. This includes the use of American Family Insurance offices in areas unaffected by the event, use of temporary office space, use of facilities maintained by our business partners, and use of mobile offices. AFSLLC staff may also be able to work from home if their primary office is unavailable. AFSLLC maintains redundant information technology systems with automatic back-up capabilities accessible from these off-site locations. In addition, AFSLLC has established arrangements with business partners that will allow for the use of their services if needed--for example, so that our personnel can communicate through telephone conference calls.

Assumptions

Our ability to take some of the actions described in this Summary will depend on a number of factors, some of which may be beyond our control:

-- Availability of such basic infrastructure as electricity, water, heat, telecommunications, air conditioning, U.S. Mail or overnight delivery service for as long as the alternate facility or facilities are needed

-- Availability of adequate staffing

-- Accessibility of roads or public transportation to allow AFSLLC or business partner staff to reach alternate facilities

-- Accessibility and operation of alternate facilities to be used by those AFSLLC or business partner staff who are directly affected by the disruption

Plan Modifications; Where to Get Further Information


Our business continuity plan is subject to modification at any time. You may obtain an updated version of this summary document by written request to American Family Variable Products Administrative Service Center, PO Box 1296, Greenville, SC 29602-1296. In the event of a significant business disruption, customers are encouraged to call our Administrative Service Center at 1-888-428-5433 for additional information. Additionally, AFSLLC may in some circumstances use other available means of communications (such as the news media, television, radio or print advertisements) to provide our customers with additional information.



                  This Summary is not part of the Prospectus.

NASD Public Disclosure Program

The NASD Public Disclosure Program allows you to access information that may help you determine whether to conduct business with an NASD Member Firm or with its associated persons. As part of the Program, the NASD operates a toll-free hotline and an Internet website where you may obtain information regarding the disciplinary history of NASD Member Firms and their associated persons. If you wish to obtain an investor brochure that describes that NASD Public Disclosure Program, please contact the NASD through the toll-free number or Internet address listed below:

      You may call the NASD Public Disclosure Hotline at: 1-800-289-9999

                  Or visit the NASD Website at www.nasdr.com.

                  This Notice is not part of the Prospectus.
How to Make a Complaint

If you would like to submit a complaint to American Family Securities, LLC, the broker/dealer that distributes the American Family Variable Annuity, you may call 1-800-374-0008, Extension 30552. Or, you may mail your complaint to American Family Securities, LLC, 6000 American Parkway, Madison, WI 53783.

                  This Notice is not part of the Prospectus.
                    Customer Identification Program Notice

Important Information You Need to Know About Opening a New Account

To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

This Notice answers some questions about your firm's Customer Identification Program.

What types of information will I need to provide?

When you open an account, your firm is required to collect information such as the following from you:

-- Yourname

-- Dateof birth

-- Address

-- Identificationnumber:

     . U.S. Citizen: taxpayer identification number (social security number or employer identification number)

     . Non-U.S. Citizen: taxpayer identification number, passport number, and country of issuance, alien identification card number, or government-issued identification showing nationality, residence, and a photograph of you.

You may also need to show your driver's license or other identifying documents.

A corporation, partnership, trust or other legal entity may need to provide other information, such as its principal place of business, local office, employer identification number, certified articles of incorporation, government-issued business license, a partnership agreement, or a trust agreement.

U.S. Department of the Treasury, Securities and Exchange Commission, NASD, and New York Stock Exchange rules already required you to provide most of this information. These rules also may require you to provide additional information, such as your net worth, annual income, occupation, employment information, investment experience and objectives, and risk tolerance.

What happens if I don't provide the information requested or my identity can't be verified?

Your firm may not be able to open an account or carry out transactions for you. If your firm has already opened an account for you, they may have to close it.

We thank you for your patience and hope that you will support the financial industry's efforts to deny terrorists and money launderers access to America's financial system.


                   This Notice is not part of the Prospectus

To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of death benefits, Surrender Values, and Cash Values, and to request other information about the Policy, please call or write to Us at Our Service Center at 1-888-428-5433, P.O. Box 1296, Greenville, SC 29602.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about Us and the Policy. Information about Us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.




Investment Company Act of 1940 Registration File No. 811-10097

[LOGO] American Family Insurance




American Family Life Insurance Company

Home Office - Madison, WI 53783

American Family Variable Universal Life Insurance is distributed by American Family Securities, LLC
6000 American Parkway, Madison, WI 53783
1-888-428-5433


(C)2005





Policy Form L-97 VUL


ADL-18882 Rev. 5/05

                       AMERICAN FAMILY VARIABLE ACCOUNT I
                                  (Registrant)

                     AMERICAN FAMILY LIFE INSURANCE COMPANY
                                   (Depositor)

                              6000 American Parkway
                          Madison, Wisconsin 53783-0001
                                 1-888-428-5433

                         Administrative Service Center:
                                  P.O. Box 1296
                        Greenville, South Carolina 29602

                       STATEMENT OF ADDITIONAL INFORMATION
                    Variable Universal Life Insurance Policy



This Statement of Additional Information ("SAI") contains additional information regarding the variable universal life insurance policy (the "Policy") offered by American Family Life Insurance Company ("AFLIC"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2005 and the prospectuses for the Federated Insurance Series, Fidelity Variable Insurance Products Fund, and Vanguard Variable Insurance Funds. You may obtain a copy of these prospectuses by writing or calling Us at Our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 1, 2005.

                                Table of Contents
--------------------------------------------------------------------------------


Other Policy Information.....................................................  2
    The Policy ..............................................................  2
    When Insurance Coverage Takes Effect ....................................  2
    Our Right to Contest the Policy .........................................  2
    Misstatement of Age or Gender ...........................................  2
    Suicide Exclusion .......................................................  2
    Ownership Rights ........................................................  3
    Changing Death Benefit Options ..........................................  3
    Underwriting Classes ....................................................  4
    Loan Interest ...........................................................  4
    Effect of Policy Loans ..................................................  4
    Dollar Cost Averaging ...................................................  5
    Automatic Asset Reallocation ............................................  5
    Payment of Policy Benefits ..............................................  6
    Policy Termination ......................................................  7
Performance Data ............................................................  9
    Hypothetical Illustrations ..............................................  9
    Yields and Total Returns ................................................  9
Additional Information ...................................................... 13
    Sale of the Policies .................................................... 13
    Potential Conflicts of Interest ......................................... 14
    Legal Developments Regarding Unisex Actuarial Tables .................... 15
    Reports to Owners ....................................................... 15
    Records ................................................................. 15
    Legal Matters ........................................................... 15
    Experts ................................................................. 15
    Additional Information about the Company ................................ 15
    Financial Statements .................................................... 16

Other Policy Information

The Policy

The Policy, application(s), policy schedule pages, and any Riders are the entire contract. Only statements made in an application can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when We issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

When Insurance Coverage Takes Effect

If We issue the Policy as applied for, full insurance coverage under the Policy will take effect on the Issue Date, provided sufficient payment has been received. If We issue a Policy other than as applied for, full insurance coverage will take effect upon the completion of all underwriting and owner payment for and acceptance of the Policy. Full insurance coverage under the Policy will not begin before the Issue Date set forth in the Policy.

Prior to the Issue Date, We may begin to deduct monthly deductions from your net premium and We will allocate your premium minus the Monthly Deduction to the General Account until the Issue Date.

In any state other than Kansas, if you pay the minimum initial premium payment with your application, We may give you a conditional receipt which provides insurance coverage prior to the Issue Date.

This means that, subject to Our underwriting requirements and subject to a maximum limitation on insurance coverage amount, insurance coverage will become effective on the effective date We specified in the conditional receipt. The effective date will be the latest of (i) the date of completion of the application, (ii) the date of completion of all medical exams and tests We require, (iii) the date requested in the application, and (iv) the date any required amendments have been signed.

In the state of Kansas, temporary insurance coverage may be provided prior to the Issue Date under the terms of a temporary insurance agreement for receipt of the minimum initial premium payment and application. In accordance with Our underwriting rules, temporary insurance coverage may not exceed the lesser of the Specified Amount applied for or $1,000,000 and will remain in effect until the earlier of the date insurance coverage takes effect under the Policy or the date We mail notice of termination and refund the premium payment.

As provided for under state insurance law, you, to preserve insurance age, may be permitted to backdate the Policy. In no case may the Issue Date be more than 14 days prior to the date the application was completed. We will make Monthly Deductions for the backdated period on the Issue Date.

Our Right to Contest the Policy

In issuing the Policy, We rely on all statements made by or for you and/or the Insured(s) in the application or in a supplemental application. Therefore, We may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, We will not contest the Policy after the Policy has been in force during the Primary Insured's lifetime for two years. Likewise, We will not contest any increase in coverage, or any reinstatement of the Policy that requires evidence of insurability, after such increase or reinstatement has been in effect during the Primary Insured's lifetime for two years. However, different states may prescribe different time periods in which We can contest the validity of a Policy. Please consult your Policy.

We may contest the validity of any Rider that provides benefits for total disability or accidental death at any time on the grounds of fraudulent misrepresentation.

Misstatement of Age or Gender

If the Insured's age or gender was stated incorrectly in the application, We will adjust the death benefit and any benefits provided by Riders to the amount that would have been payable at the correct age and gender.

Suicide Exclusion

If the Primary Insured commits suicide, while sane or insane, within two years of the Issue Date, the Policy will terminate and Our liability will be limited to an amount equal to the premiums paid, less any indebtedness, less any partial surrenders and less any dividends previously paid.

If the Primary Insured commits suicide, while sane or insane, within two years from the effective date of any increase in coverage, the Policy will terminate and Our liability with respect to the amount of increase will be limited to the sum of the Monthly Deductions for the cost of the increase.

Certain states may require suicide exclusion provisions that differ from those described herein.

Ownership Rights

You, as the Owner, may exercise certain rights under the Policy, including the following:

Selecting and Changing the Beneficiary

     . You designate the Beneficiary (the person to receive the insurance proceeds when the Insured dies) and the contingent Beneficiary (the person to receive the insurance proceeds if no primary Beneficiary is alive when the Insured dies) in the application.

     . You may designate more than one Beneficiary and/or contingent Beneficiary. If you designate more than one such Beneficiary, then each Beneficiary that survives the Insured shares equally in any insurance proceeds unless the Beneficiary designation states otherwise.

     . If there is not a designated Beneficiary or contingent Beneficiary surviving at the Insured's death, We will pay the insurance proceeds to the Owner, if living, or the Owner's estate.

     . Unless there is an irrevocable Beneficiary, you can change the Beneficiary while the Insured is living by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Insured is living when We receive the notice. We are not liable for any payment or other actions We take before We receive your written notice.

     . A Beneficiary generally may not pledge, commute, or otherwise encumber or alienate payments under the Policy before they are due.

Changing the Owner

     . You may change the Owner at any time while the Primary Insured is alive by providing a written notice satisfactory to Us. If We approve, the change is effective as of the date you complete and sign the written notice, regardless of whether the Primary Insured is living when We receive the request.

     . We are not liable for any payment or other actions We take before We receive your written notice.

     .    Changing the Owner does not automatically change the Beneficiary.

     . Changing the Owner may have tax consequences. You should consult a tax adviser before changing the Owner.

Assigning the Policy

     . You may assign Policy rights while the Primary Insured is alive by submitting written notice to Us.

     . Your interests and the interests of any Beneficiary or other person will be subject to any assignment unless the Beneficiary was designated an irrevocable Beneficiary before the assignment.

     .    You retain any Ownership rights that are not assigned.

     .    We are not:

          . bound by any assignment unless We receive a written notice of the assignment;

          . responsible for validity of any assignment or determining the extent of an assignee's interest; or

          . liable for any payment We make before We receive written notice of the assignment.

     . Assigning the Policy may have tax consequences. You should consult a tax adviser before assigning the Policy.

Changing Death Benefit Options

The following rules apply to any change in death benefit options:

     . You must submit a written request for any change in death benefit options.

     . We will require evidence of insurability satisfactory to Us for a change from Option 1 to Option 2.

     . The effective date of the change in death benefit option will be the Monthly Deduction Day on or following the date when We receive your request for a change.

If you change from Option 1 to Option 2:

     . We will first decrease the Specified Amount (beginning with the most recent increase, then the next most recent increases in succession, and then the initial Specified Amount) and then any applicable Rider coverage amounts by the Cash Value on the effective date of the change.

     .    The death benefit will NOT change on the effective date of the change.


     . The Minimum Premium may change. There will be a relative increase in the cost of insurance charges over time because the net amount at risk will remain level rather than decrease as the Cash Value increases (unless the death benefit is based on the applicable percentage of Cash Value).


     . If the Specified Amount or applicable Rider coverage amount would be reduced to less than the minimum initial Specified Amount or minimum amount in which the Policy or applicable Rider could be issued, then We will not allow the change in death benefit option.

If you change from Option 2 to Option 1:

     . The Specified Amount will be increased by the Cash Value on the effective date of the change.

     .    The death benefit will NOT change on the effective date of the change.


     .    The Minimum Premium may change.


     . Unless the death benefit is based on the applicable percentage of Cash Value, if the Cash Value increases, the net amount at risk will decrease over time thereby reducing the cost of insurance charge.

Underwriting Classes

We currently have four underwriting classes: Select, Preferred, Nonsmoker, and Regular.

     . The Select underwriting class is only available if the Specified Amount equals or exceeds $150,000.

     . In an otherwise identical Policy, an Insured in the Select class will have a lower cost of insurance rate than an Insured in the Regular class.

     . Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers (i.e. Regular Class).

Loan Interest

Charged Loan Interest. Charged interest is due and payable at the end of each Policy Year. Unpaid interest becomes part of the outstanding loan and accrues interest if it is not paid by the end of the Policy Year.

Earned Loan Interest. We transfer earned loan interest to the Subaccounts and/or the Fixed Account and recalculate collateral: (a) when loan interest is paid or added to the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the loan balance under a Policy equals the sum of all loans (including due and unpaid charged interest added to the loan amount) minus any loan repayments.

We may credit the Loan Account with an interest rate different than the rate credited to net premium payments allocated to the Fixed Account.


Effect of Policy Loans


A loan, whether or not repaid, affects the Policy, the Cash Value, the Surrender Value, and the death benefit. The insurance proceeds and Surrender Value include reductions for the loan balance. Repaying a loan causes the death benefit and Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, We hold an amount as collateral for the loan in the Loan Account. This amount is not affected by the investment performance of the Subaccounts and may not be credited with the interest rates accruing on the Fixed Account. Amounts transferred from the Variable Account to the Loan Account will affect the Cash Value, even if the loan is repaid, because We credit these amounts with an interest rate We declare rather than with a rate of return that reflects the investment performance of the Variable Account.

Accordingly, the effect on the Cash Value and death benefit could be favorable or unfavorable, depending on whether the investment performance of the Subaccounts and the interest credited to the Fixed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy with an outstanding loan will be lower when the earned interest rate is less than the investment performance of assets held in the Subaccounts and interest credited to the Fixed Account.

The longer a loan is outstanding, the greater the effect of a policy loan is likely to be.

There are risks involved in taking a loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. If the Policy is a MEC, then a loan will be treated as a partial surrender for Federal income tax purposes. A loan may also have possible adverse tax consequences that could occur if a Policy lapses with loans outstanding. In addition, if a loan is taken from a Policy that is part of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the loan will be treated as a "prohibited transaction" subject to certain penalties unless additional ERISA requirements are satisfied. The Owner of such a Policy should seek competent advice before requesting a policy loan.




Dollar Cost Averaging

On each dollar cost averaging transfer day, We will automatically transfer equal amounts (minimum $250) from the Money Market Subaccount to your designated "destination accounts" in the percentages selected. You may have multiple destination accounts. To participate in dollar cost averaging, you must place at least $1,000 in the Money Market Subaccount.

If you have elected dollar cost averaging, the program will start on the first Business Day after the latest of:

          1.   The Policy Date;

          2. When the Cash Value of the Money Market Subaccount equals or exceeds the minimum amount stated above; or

          3.   The date requested.

Dollar Cost Averaging will end if:

     .    We receive your written request to cancel your participation;

     .    the Cash Value in the Money Market Subaccount is depleted;

     .    the specified number of transfers has been completed; or

     .    the Policy enters the grace period.

You will receive written notice confirming each transfer and when the program has ended. You are responsible for reviewing the confirmation to verify that the transfers are being made as requested. A transfer under this program is NOT considered a transfer for purposes of assessing the transfer fee.

You cannot choose dollar cost averaging if you are participating in the automatic asset reallocation program.

Automatic Asset Reallocation

To participate in the automatic asset reallocation program:

     . you must elect this feature in the application or after issue by submitting an automatic asset reallocation request form to Our Administrative Service Center.

Any reallocation which occurs under the automatic asset reallocation program will NOT be counted towards the 12 "free" transfers allowed during each Policy Year. You can end this program at any time.

Automatic asset reallocation will end if:

     .    We receive your written request to terminate the program.

You cannot choose automatic asset reallocation if you are participating in the dollar cost averaging program.

Payment of Policy Benefits

Benefit Payable on Maturity Date. If the Primary Insured is living on the Maturity Date (at Primary Insured's age 95), We will pay you the Cash Value less any loan balance and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Maturity Date. You may elect to continue the Policy beyond Primary Insured's Attained Age 95 under the extension of Maturity Date provision. Under this provision, the Maturity Date is the date of the Primary Insured's death.

Insurance Proceeds. Insurance proceeds will ordinarily be paid to the Beneficiary within seven days after We receive proof of the Insured's death and all other requirements are satisfied, including receipt by Us at Our Administrative Service Center of all required documents. Generally, We determine the amount of a payment from the Variable Account as of the date of death. We pay insurance proceeds in a lump sum by either issuing a check or, at the Beneficiary's option, by establishing a Flexible Settlement Account in the Beneficiary's name, unless you or the Beneficiary have selected an alternative settlement option. We pay interest on the insurance proceeds as required by state law.

Policy Termination

Your Policy will terminate on the earliest of:

     .    the Maturity Date;

     .    the end of the grace period without a sufficient payment;

     .    the date the Primary Insured dies;

     .    or the date you surrender the Policy.

Supplemental Benefits and Riders

We offer the following Riders offering supplemental benefits under the Policy:

Accelerated Death Benefit Rider

You may choose to add the Accelerated Death Benefit Rider (the "ACDB Rider") to your Policy at any time. The terms of the ACDB Rider may vary from state-to-state.

Generally, the ACDB Rider allows you to receive an accelerated payment of part of the Policy's death benefit when the Primary Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months.

Receipt of the accelerated death benefit could affect your eligibility to receive a government sponsored benefit.

Tax Consequences of the ACDB Rider. The Federal income tax consequences associated with adding the ACDB Rider or receiving the accelerated death benefit are uncertain. You should consult a tax adviser before adding the ACDB Rider to your Policy or requesting an accelerated death benefit.

Amount of the Accelerated Death Benefit. The ACDB Rider provides for a maximum accelerated death benefit payment equal to the lesser of 75% of the death benefit under the policy or $250,000. The accelerated death benefit paid will be reduced by any loan balance, and unpaid premiums due.

Conditions for Receipt of the Accelerated Death Benefit. To receive an accelerated death benefit payment, the Policy must be in force, the Policy must have a Specified Amount of at least $25,000, and you must submit a written request (and such request must not be within three years of the Policy's termination date), proof of eligibility, and a completed claim form to Us. Proof of eligibility means a written certification (described more fully in the ACDB Rider) in a form acceptable to Us from a treating physician stating that the Primary Insured has a terminal illness. See the ACDB Rider for other conditions that apply.

We may request additional medical information from the Primary Insured's physician and/or may require an independent physical examination (at Our expense) before approving the claim for payment of the accelerated death benefit. We will not approve a claim for an accelerated death benefit payment if:

          1. the terminal illness is the result of intentionally self-inflicted injury; or

          2. you are required to elect the payment in order to meet the claims of creditors or to obtain a government benefit.

Operation of the ACDB Rider. The Accelerated Death Benefit is treated as a lien against the Policy's values and the Policy's death benefit. The Surrender Value of the Policy after the payment of the accelerated death benefit is the Surrender Value provided under the Policy minus the accelerated death benefit and accumulated interest. (Different states may require We calculate the Surrender Value differently, so please consult your Policy). If any loan interest payments are required to keep the Policy in force, a notice of termination will be mailed to the Owner's last known address or to that of any assignee of record at the Administrative Service Center at least 31 days before the Policy would terminate.

Effect on Existing Policy. The insurance proceeds otherwise payable at the time of a Primary Insured's death will be reduced by the amount of the accelerated death benefit lien and accrued interest thereon. The Surrender Value will also be reduced by the amount of any outstanding accelerated death benefit plus accrued interest. Therefore, depending upon the size of the accelerated death benefit, this may result in the Surrender

Value being reduced to zero. There is no charge for the ACDB Rider.

If the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is attached to the Policy and the Waiver of Monthly Deduction Benefit Rider or Waiver of Specified Premium Rider is in force at the time of a claim for the ACDB Rider, We will then waive the monthly deduction or the Specified Premium, respectively, for the Policy.

Termination of the ACDB Rider. The ACDB Rider will terminate on the earliest of:
(1) Our receipt of your written notice requesting termination of the Rider; or
(2) surrender or other termination of the Policy.

Accidental Death Benefit

This Rider provides additional insurance coverage in the event of the accidental death (as defined in the Rider) of the Primary Insured. You may elect to add this Rider at any time before the Primary Insured's Attained Age 55. The accidental death benefit must be at least $25,000 and no more than $100,000. The Rider terminates on the earliest of: (1) the Primary Insured's Attained Age 65;
(2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (3) surrender or other termination of the Policy. If you elect this Rider, the Monthly Deduction will be increased by $0.09 per $1,000 of accidental death benefit insurance coverage.

Additional Insured Rider

This Rider provides insurance coverage for an additional Insured, including for purposes of this Rider, the Primary Insured. You may elect this Rider at any time while the additional Insured is between Attained Ages 18 and 60. All coverage under this Rider ends on the Rider anniversary nearest the additional Insured's Attained Age 65. The coverage for the additional Insured must be at least $25,000 and no more than 10 times the insurance coverage under the Policy. If you elect this Rider, you will incur an additional cost of insurance charge under a separate schedule of monthly cost of insurance charges and an additional monthly charge of $0.02 per $1,000 of Specified Amount under the rider for the first ten years of coverage.

Children's Insurance

This Rider provides level term insurance on each of the Primary Insured's dependent children, until the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider;
(2) surrender or other termination of the Policy; (3) the insured child reaches Attained Age 25 or is otherwise no longer eligible for coverage; (4) the insured child converts the insurance coverage; or (5) the Primary Insured's Attained Age
75. Before expiration of the term insurance on the life of a child and subject to certain conditions, the insured child may elect that the coverage be converted without evidence of insurability to certain other plans of insurance We offer. This Rider may be added at any time. If you elect this Rider, you will incur an additional monthly charge of $5.00 ($4.80 in Oregon). We reserve the right to increase this charge to a maximum monthly rate of $6.00.

Guaranteed Purchase Option Benefit

This Rider allows the coverage on the Primary Insured under the Base Policy to be increased up to six times without new evidence of insurability, without a change in the Primary Insured's Underwriting Class, and at the premium payment rate then in effect for the Primary Insured's Attained Age. The amount of the insurance purchased must be at least $10,000 and no more than $50,000. The Rider terminates on the earliest of: (1) the Primary Insured's Attained Age 40; (2) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; or (3) surrender or other termination of the Policy. If this Rider is added, the Monthly Deduction will be increased based on a specified dollar rate per every $1,000 of guaranteed insurance benefit. A schedule of rates based on the Attained Age of the Insured accompanies the Rider. The Rider is available at Policy issue only.

Guaranteed Minimum Death Benefit

This Rider provides a guarantee that, if the Surrender Value is not sufficient to cover the Monthly Deductions, and the cumulative guaranteed minimum death benefit premium payment has been paid prior to the Monthly Deduction Day, the Policy will not lapse. If this Rider is added, the Monthly Deduction will be increased by $0.01 per every $1,000 of Specified Amount in force under the Policy. The Rider and the additional Monthly Deduction terminate on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; (3) the Primary Insured reaches Attained Age 65 or ten years after the Issue Date, whichever is later; or (4) 30 days after the Owner fails to pay the required premium. This Rider is available at Policy issue only and on Option 1 policies only and cannot be reinstated if it lapses.

Waiver of Monthly Deductions

This Rider provides that, in the event of the Primary Insured's total disability (as defined in the Rider) between Attained Ages 5 and 60 and continuing for at least 6 months, We will waive the Monthly Deductions until the end of the disability or age 95, whichever comes first. This Rider may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or (3) the Rider anniversary nearest the Primary Insured's Attained Age 60, in the event the Primary Insured does not have a total disability (as defined in the Rider) at that time (You may elect only one of the waiver options). If you elect this Rider, We will increase the monthly cost of insurance charge based on a separate schedule of rates for the Rider.


Waiver of Specified Premium Rider

This Rider provides that in the event of the Primary Insured's total disability (as defined in the Rider), between ages 5 and 60 and which continues for at least 6 months, We will credit the specified premium payment identified in the Policy to the Policy on each Monthly Deduction Day while the Primary Insured is totally disabled. This Policy may be added at any time up to the Primary Insured's Attained Age 55. The Rider terminates on the earliest of: (1) the first Monthly Deduction Day after Our receipt of your written notice requesting termination of the Rider; (2) surrender or other termination of the Policy; or
(3) the Rider anniversary nearest the Primary Insured's Attained Age 60. (You may elect only one of the waiver options). If you elect this Rider, We will add a monthly cost of insurance charge based on a separate schedule of rates per $1.00 of the monthly specified premium amount. Waiver of the specified premium may not be sufficient to keep the Policy from lapsing.

Performance Data
----------------

Hypothetical Illustrations

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, Cash Value, and Surrender Value of the Policy, We may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These Hypothetical Illustrations Are Designed to Show the Performance That Could Have Resulted If the Policy Had Been in Existence During the Period Illustrated and Are Not Indicative of Future Performance.

The values We illustrate for death benefit, Cash Value, and Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Variable Account and the portfolios. We have not deducted charges for any Riders. These charges could lower the performance figures significantly if reflected.

Yields and Total Returns

We may advertise and disclose historic performance data for the Subaccounts, including yields and annual total returns of the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts. Lipper Analytical Services, Inc. ("Lipper") and Variable Annuity Research Data Service ("VARDS") are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as sources of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio's investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, policy values, and accumulated payments under your Policy.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount (Fidelity VIP Money Market Portfolio) for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses, or income other than investment income, on shares of the Money Market portfolio.

We compute this current annualized yield by determining the net change (not including any realized gains and losses on the sale of securities, unrealized appreciation and depreciation, and income other than investment income) at the end of the seven-day period in the value of a hypothetical Subaccount under a Policy having a balance of one unit of the Money Market Subaccount at the beginning of the period. We divide that net change in Subaccount value by the value of the hypothetical Subaccount at the beginning of the period to determine the base period return. Then We annualize this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Money Market portfolio in which the hypothetical Subaccount invests; and (ii) a deduction for the mortality and expense risk charge. The current annualized yield does not reflect deductions for the Premium Charge, cost of insurance charge, policy fee, charges for Riders, surrender charge, partial surrender charge and transfer charge. If these charges were deducted, performance would be significantly lower.

We may also disclose the effective yield of the Money Market Subaccount for the same seven-day period, determined on a compounded basis. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount yield is lower than the Money Market portfolio's yield because of the charges and deductions that the Policy imposes.

The current and effective yields on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market portfolio, the types and quality of securities held by the Money Market portfolio and that portfolio's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and possibly negative. We may also present yields on amounts held in the Money Market Subaccount for periods other than a seven-day period.

Average Annual Total Returns for the Subaccounts

Sales literature or advertisements may quote average annual total returns for one or more of the Subaccounts for various periods of time. If We advertise total return for the Money Market Subaccount, then those advertisements and sales literature will include a statement that yield more closely reflects current earnings than total return.

Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for one, five, and ten years, respectively, We will provide the average annual total return for these periods. We may also disclose average annual total returns for other periods of time. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

The total return of a Subaccount refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount may also be calculated based on the performance of the corresponding portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. Average annual total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as explained below) as of the last day of each of the periods. Each period's ending date for which We provide total return quotations will be for the most recent calendar quarter-end practicable, considering the type of the communication and the media through which it is communicated. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all Policy Owners, including the initial administrative charge, monthly administrative charge, and insurance charge ("Common Charges"). However, charges such as premium charges, surrender and partial surrender charges, and cost of insurance charges, which are based on certain factors, such as issue age or actual Attained Age, underwriting class, duration of the Policy or Specified Amount, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on surrender or partial surrender, transfer, or increase in Specified Amount ("Non-Common Charges"). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the Subaccounts will be lower than performance data for their corresponding portfolios. The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The funds provide the portfolios' performance data. We derive Subaccount performance data from the data that the funds provide and rely on the funds' data. While we have no reason to doubt the accuracy of the figures provided by these non-affiliated funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures. Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

Additional Information

Sale of the Policies

We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but We reserve the right to discontinue the offering.

Distributor serves as principal underwriter for the Policies. The Distributor is located at 6000 American Parkway, Madison, WI 53783-0001. The Distributor was organized under the laws of Wisconsin on July 13, 2000, as a limited liability company with a sole member that is a subsidiary of American Family Mutual Insurance Company, our parent. The Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. Distributor is not a member of the Securities Investor Protection Corporation. Registered representatives are appointed as Our insurance agents.

More information about the Distributor and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You can also obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

The Distributor received sales compensation with respect to the Policies in the following amounts during the period indicated:


--------------------------------------------------------------------------------------------------
   Fiscal Year      Aggregate Amount of Commissions      Aggregate Amount of Commissions Retained
                       Paid to the Distributor/26/         by the Distributor After Payments to
                                                              its Registered Representatives
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
      2002                    $  910,453                                     None
--------------------------------------------------------------------------------------------------
      2003                    $  998,834                                     None
--------------------------------------------------------------------------------------------------
      2004                    $3,403,149                                     None
--------------------------------------------------------------------------------------------------


------------

/26/ Includes sales compensation paid to registered representatives of the Distributor.

Distributor passes through commissions it receives to registered representatives who sold the Policies and their managers and does not retain any portion of it in return for its services as distributor for the Policies. However, American Family Life pays the following sales expenses: deferred compensation and insurance benefits of registered persons, advertising expenses, and all other expenses of distributing the Policies. American Family Life also pays for Distributor's operating and other expenses.

Disclosure of Special Sales Programs. From time to time AFLIC in conjunction with the Distributor, may conduct special sales programs.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither We nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors (Trustees) will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors (Trustees) were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, We will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, We will consider what action may be appropriate, including removing the portfolio as an investment option under the Policies or replacing the portfolio with another portfolio.

Legal Developments Regarding Unisex Actuarial Tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower Federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies offered by this prospectus are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an Policy is appropriate.

Reports to Owners

At least once each year, We will send you a report showing the following information as of the end of the report period:

     .    the current Cash Value, Fixed Account Cash Value and Subaccount Cash
          Values

     .    the current Surrender Value

     .    the current death benefit

     .    the current loan balance

     . any activity since the last report (e.g., premium payments, partial surrenders, charges, and any loan transactions)

     .    any other information required by law.

In addition, We will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount to another (including automatic asset reallocation and dollar cost averaging), the taking of a loan, the repayment of a loan, a partial surrender, and the payment of any premiums (excluding those paid by bank draft or otherwise under the automatic payment plan).

We can prepare a similar report for you at other times for a reasonable fee. We may limit the scope and frequency of these requested reports.

We will send you a semi-annual report containing the financial statements of each portfolio in which you are invested.

Records

We will maintain all records relating to the Variable Account and the Fixed Account at Our Home Office or Our Administrative Service Center.

Legal Matters

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the Policy under the Federal securities laws. James F. Eldridge has provided advice on certain matters relating to the laws of Wisconsin regarding the Policies and Our issuance of the Policies.

Experts


The Financial Statements of American Family Life Insurance Company and Variable Account I included in this SAI, which is a part of the Registration Statement have been included in reliance on the reports of PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


Actuarial matters included in the prospectus have been examined by John Christensen, Chief Actuary--Life/Health, as stated in his opinion filed as an exhibit to the Registration Statement.

Additional Information about the Company

We are a stock life insurance company incorporated under Wisconsin law in 1957. We are subject to regulation by the Office of the Commissioner of

Insurance of the state of Wisconsin, as well as by the insurance departments of all other states in which We do business. We are engaged in the business of issuing life insurance policies and annuity contracts, and We are currently licensed to do business in Arizona, Colorado, Idaho, Illinois, Indiana, Iowa, Kansas, Minnesota, Missouri, Montana, Nebraska, Nevada, New Mexico, North Dakota, Ohio, Oregon, South Carolina, South Dakota, Utah, Washington and Wisconsin. Our Administrative Service Center is located at P.O. Box 1296, Greenville, SC 29602.

We submit annual statements on Our operations and finances to insurance officials in all states in which We do business. We have filed the Policy described in this prospectus with insurance officials in those states in which the Policy is sold.

We intend to reinsure a portion of the risks assumed under the Policies.

Financial Statements


This SAI contains the audited Statements of Assets and Liabilities and Policy Owner's Equity of the Variable Account as of December 31, 2004 and the related Statements of Operations and Statements of Changes in Policy Owner's Equity for the years or periods indicated. PricewaterhouseCoopers LLP, 225 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as independent registered public accounting firm for the Variable Account.

Our Balance Sheets as of December 31, 2004 and 2003 and Our related Statements of Income, Statements of Changes in Stockholder's Equity, and Statements of Cash Flows for each the three years in the period ended December 31, 2004, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

American Family Life
Insurance Company
Financial Statements
December 31, 2004, 2003 and 2002

American Family Life Insurance Company
Contents
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm .......................1

Financial Statements

Balance Sheets ................................................................2

Statements of Income ..........................................................3

Statements of Changes in Stockholder's Equity .................................4

Statements of Cash Flows ......................................................5

Notes to Financial Statements ..............................................6-20

             Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of American Family Life Insurance Company

In our opinion, the accompanying balance sheets and the related statements of income, changes in stockholder's equity and cash flows present fairly, in all material respects, the financial position of American Family Life Insurance Company (herein referred to as the "Company") at December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the financial statements, effective January 1, 2003, the Company, a wholly-owned subsidiary of American Family Mutual Insurance Company (AFMIC), and AFMIC changed their method of allocating income tax expense between the two companies.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 18, 2005

American Family Life Insurance Company
Balance Sheets
December 31, 2004 and 2003
--------------------------------------------------------------------------------

(in thousands of dollars, except share amounts)          2004           2003

Assets
Cash and investments
    Bonds, available-for-sale                        $  2,725,979   $  2,560,692
    Common stocks                                          69,285         65,379
    Mortgage loans on real estate                         193,854        180,857
    Policy loans                                          183,406        175,011
    Cash and cash equivalents                              16,126         24,861
    Short-term investments                                  8,898          9,899
    Other invested assets                                   6,892          6,189
                                                     ------------   ------------
        Total cash and invested assets                  3,204,440      3,022,888

    Investment income receivable                           31,592         31,471
    Reinsurance receivables                                42,841         31,709
    Accounts receivable - affiliates                        2,088          1,485
    Deferred policy acquisition costs                     453,998        445,512
    Other assets                                           16,165         17,615
    Separate account assets                                65,247         26,772

                                                     ------------   ------------
        Total assets                                 $  3,816,371   $  3,577,452
                                                     ============   ============

(in thousands of dollars, except share amounts)           2004           2003

Liabilities
Liabilities for life policies and deposit contracts  $  2,875,449   $  2,714,521
Policy and contract claims                                 12,356         14,797
Policyholders' dividends payable                           20,657         23,856
Accrued expenses                                           35,271         36,763
Payable to affiliate                                       14,281          7,741
Deferred tax liability                                      2,510          8,690
Other liabilities                                          12,390         12,408
Separate account liabilities                               65,247         26,772

                                                     ------------   ------------
        Total liabilities                               3,038,161      2,845,548
                                                     ------------   ------------

Stockholder's Equity

Common stock, ($250 par value; 10,000 shares
 authorized; 10,000 shares issued and outstanding)
 and additional paid-in capital                             3,500          3,500
Retained earnings                                         724,685        673,942
Accumulated other comprehensive income (loss)              50,025         54,462
                                                     ------------   ------------
        Total stockholder's equity                        778,210        731,904
                                                     ------------   ------------
        Total liabilities and stockholder's equity   $  3,816,371   $  3,577,452
                                                     ============   ============

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Income
Years Ended December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars)                          2004          2003          2002

Revenues
Premiums, fees and annuity considerations       $  298,915    $  292,038    $  286,249
Net investment income                              184,981       181,498       174,991
Net realized investment gains (losses)               1,857       (29,492)      (27,991)
Other                                                1,719         2,081         2,122
                                                ----------    ----------    ----------
   Total revenues                                  487,472       446,125       435,371
                                                ----------    ----------    ----------
Benefits and expenses
Policy and contract claims and other benefits      125,187       111,832       115,431
Dividends to policyholders                          42,112        46,577        46,142
Change in future policy benefits                   130,202       147,383       151,253
Deposit contract interest                           16,060        15,060        16,997
Commissions                                         26,549        23,960        29,586
Other expenses                                      82,395        78,661        73,537
Change in deferred policy acquisition costs         (9,529)      (15,239)      (17,929)
                                                ----------    ----------    ----------
   Total benefits and expenses                     412,976       408,234       415,017
                                                ----------    ----------    ----------
   Income (loss) before income taxes                74,496        37,891        20,354
                                                ----------    ----------    ----------
Income taxes
Current                                             27,543        15,757         7,892
Deferred                                            (3,790)       (6,655)       (2,473)
                                                ----------    ----------    ----------
   Total income tax expense (benefit)               23,753         9,102         5,419
                                                ----------    ----------    ----------
   Net income (loss)                            $   50,743    $   28,789    $   14,935
                                                ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars)                                2004                     2003                      2002
                                                 ----------------------   ----------------------   -----------------------
Common stock and additional paid-in-capital
Balance at beginning and end of year                         $    3,500               $    3,500                $    3,500
                                                             ----------               ----------                ----------
Retained earnings
Balance at beginning of year                                    673,942                  645,153                   630,218
Net income                                       $  50,743       50,743   $  28,789       28,789   $   14,935       14,935
                                                             ----------               ----------                ----------
Balance at end of year                                          724,685                  673,942                   645,153
                                                             ----------               ----------                ----------
Accumulated other comprehensive income
Balance at beginning of year                                     54,462                   35,503                    25,952
Changes in unrealized gains and losses
 on securities (net of tax of ($805), ($2,059)
 and $4,781 and deferred policy acquisition
 cost adjustments of ($1,043), ($2,041),
 and ($18,173) in 2004, 2003 and 2002,
 respectively)                                      (1,495)      (1,495)     (3,824)      (3,824)       8,878        8,878
Less: reclassification adjustment for gains
 (losses) included in net income (net of
 tax of $1,584, ($12,268) and ($362) in
 2004, 2003 and 2002, respectively)                  2,942        2,942     (22,783)     (22,783)        (673)        (673)
                                                             ----------               ----------                ----------
Balance at end of year                                           50,025                   54,462                    35,503
                                                 ---------   ----------   ---------   ----------   ----------   ----------
Comprehensive income (loss)                      $  46,306                $  47,748                $   24,486
                                                 =========                =========                ==========
   Total stockholder's equity                                $  778,210               $  731,904                $  684,156
                                                             ==========               ==========                ==========

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Statements of Cash Flows
Years Ended December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

(in thousands of dollars)                                     2004          2003          2002
Cash flows from operating activities
Net income                                                 $   50,743    $   28,789    $   14,935
Adjustments to reconcile net income to net cash
 provided by (used in) operating activities
   Insurance liabilities                                      113,000       128,229       121,511
   Interest credited to insurance and deposit liabilities      44,581        44,175        45,896
   Fees charged on insurance and deposit liabilities          (33,146)      (31,788)      (29,045)
   Amortization included in investment income                  (1,731)       (3,002)       (2,323)
   Deferred policy acquisition costs                           (9,529)      (15,239)      (17,929)
   Net realized investment (gains) losses                      (1,857)       29,492        27,991
    Other                                                     (23,904)      (19,334)      (39,553)
                                                           ----------    ----------    ----------
     Net cash provided by (used in) operating activities      138,157       161,322       121,483
                                                           ----------    ----------    ----------
Cash flows from investing activities
Proceeds from sales or maturities of bonds                    329,447       479,093       374,073
Proceeds from sales of stocks                                  12,683        17,391        19,903
Proceeds from sales of other investments                       41,002        44,341        17,232
Purchases of bonds                                           (501,739)     (683,135)     (574,769)
Purchases of stocks                                           (11,779)      (11,795)      (11,552)
Purchases of other investments                                (54,000)      (42,412)      (12,521)
Net sales (purchases) of short-term investments                 1,001           801        13,896
                                                           ----------    ----------    ----------
     Net cash provided by (used in) investing activities     (183,385)     (195,716)     (173,738)
                                                           ----------    ----------    ----------
Cash flows from financing activities
Deposits to insurance and deposit liabilities                 112,443       116,034        95,904
Withdrawals from insurance and deposit liabilities            (75,950)      (68,497)      (53,333)
                                                           ----------    ----------    ----------
     Net cash provided by (used in) financing activities       36,493        47,537        42,571
                                                           ----------    ----------    ----------
Net change in cash and cash equivalents                        (8,735)       13,143        (9,684)
 Cash and cash equivalents
 Beginning of year                                             24,861        11,718        21,402
                                                           ----------    ----------    ----------
End of year                                                $   16,126    $   24,861    $   11,718
                                                           ==========    ==========    ==========

   The accompanying notes are an integral part of these financial statements.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

1.   Summary of Significant Accounting Policies

     American Family Life Insurance Company (herein referred to as the "Company") is a wholly-owned subsidiary of AmFam, Inc., which is wholly-owned by American Family Mutual Insurance Company (AFMIC). The Company operates in the life insurance industry, marketing whole life, term life, fixed and variable universal life and fixed and variable annuity products to provide financial protection for qualified individuals, families and business enterprises. It sells these products through a multi-line, exclusive agency force in seventeen states. The Company also writes a small amount of group life insurance and structured settlements business primarily as a service to its affiliates.

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America
     (GAAP) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company utilizes significant estimates and assumptions in the calculation of deferred policy acquisition costs, deferred taxes and insurance liabilities. Actual results could differ from these estimates.

     The significant accounting policies include:

     a.   Investments
          The Company may dispose of bonds prior to their scheduled maturity due to changes in market interest rates, tax and credit considerations, liquidity or regulatory capital requirements or other similar factors. As a result, the Company considers all of its bonds and common stock as available-for-sale. Available-for-sale investments are reported at fair value, with unrealized gains and losses, net of applicable deferred income taxes, reported as a component of accumulated other comprehensive income until realized. Fair values for issues traded on public exchanges are based on the market prices in such exchanges at year end. For issues that are not traded on public exchanges, fair values are estimated based on market comparables or on internal analysis. If there is a decline in an investment's net realizable value that is other than temporary, the decline is recorded as a realized loss and the cost of the investment is reduced to its estimated fair value. Short-term investments, which include commercial paper, are recorded at amortized cost, which approximates fair value. Cash and cash equivalents include money market mutual funds which are carried at cost, which approximates fair value.

          Mortgage loans on real estate are generally carried at their aggregate unpaid principal balances. Policy loans are reported at their outstanding principal balance and are limited to the cash value of the policy.

          Interest income is recorded when earned. Dividend income is recorded on the ex-dividend date. Realized gains and losses on sales of investments are determined on a specific identification basis and are recorded in the accompanying statements of income.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     b.   Deferred Policy Acquisition Costs
          Costs which vary with and are primarily related to the acquisition of new business are deferred to the extent that such costs are deemed recoverable. These costs include first-year commissions, certain costs of policy issuance and underwriting and certain agency expenses. For traditional term life insurance contracts, deferred costs are amortized with interest in relation to future anticipated premium revenue using the same assumptions that are used in calculating the insurance liabilities. For traditional whole life insurance contracts, deferred costs are amortized in relation to the present value of expected gross margins, discounted using the interest rate earned on the underlying assets. For deposit contracts without significant mortality risk (investment contracts) and for contracts that permit the Company or insured to make changes in the contract terms (universal life-type insurance contracts), deferred costs are amortized in relation to the present value of expected gross profits from these contracts, discounted using the interest rate credited to the policy or the expected earnings rate, depending on the type of policy.

          Recoverability of the unamortized balance of deferred policy acquisition costs is evaluated regularly. For traditional whole life insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross margins expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value (discounted at the rate of interest earned on the underlying assets) of expected gross margins. For traditional term life insurance contracts, the unamortized asset balance is reduced by a charge to income only when the estimated remaining gross premium reserve exceeds the GAAP reserves reduced by unamortized deferred acquisition costs. For universal life-type and investment-type insurance contracts, the accumulated amortization is adjusted (whether an increase or a decrease) whenever there is a material change in the estimated gross profits expected over the life of a block of business in order to maintain a constant relationship between the cumulative amortization and the present value of expected gross profits.

          Deferred policy acquisition costs are also adjusted when bonds are recorded at fair value for traditional whole life, universal life-type and investment-type insurance contracts. This adjustment reflects the change in cumulative amortization that would have been recorded if these bonds had been sold at their fair values and the proceeds were reinvested at current yields.

     c.   Liabilities for Life Policies and Deposit Contracts
          For traditional term and limited payment life insurance contracts, reserves are calculated using the net level premium method, based on assumptions as to investment yields, mortality, withdrawals, expenses and dividends. These assumptions are made at the time the contract is issued and are consistent with assumptions used in the product pricing process. Assumptions are based on projections from past Company experience and are modified only as necessary to reflect loss recognition. In addition, an allowance is made for possible unfavorable deviation from selected assumptions.

          For universal life-type, deposit-type and investment-type insurance contracts, reserves are based on the contract account balance. Reserves for annuities in payout status are calculated as the present value of future benefits using contract interest rates and either the 1983 or 2000 Immediate Annuity Mortality table.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

          For traditional whole life insurance contracts, reserves are calculated based on the net level policy benefit reserve. Interest assumptions are consistent with the policy dividend formula and mortality assumptions and are based on the 1958 or 1980 CSO table. Interest rates on current issues are between 5.0% and 4.0% in both 2004 and 2003. Interest rates on all other issues are between 5.0% and 2.5% in both 2004 and 2003. The amount of dividends to be paid is determined annually. The portion of the Company earnings allocated as dividends to traditional whole life policyholders is included in life insurance liabilities.

          The information below shows reserves by type of contract at December
          31:

(in thousands of dollars)                           2004                         2003
                                          -------------------------   -------------------------
Deposit-type liabilities
Universal life                            $   440,995          15.3%  $   418,112          15.4%
Deferred annuities                            201,614           7.0       191,426           7.1
Variable universal life                           293             -            85             -
Variable annuities                              1,926           0.1           553             -

Supplemental contracts without
 life contingencies, structured
 settlements, dividend accumulations,
 retained assets, and premium deposits        325,329          11.3       312,052          11.5

Insurance-type liabilities
Traditional whole life                      1,658,619          57.7     1,566,967          57.7
Traditional term life                         195,737           6.8       173,819           6.4
Payout annuities                               47,463           1.7        48,911           1.8
Other insurance reserves                        3,473           0.1         2,596           0.1
                                          -----------   -----------   -----------   -----------
   Total liabilities for life policies
    and deposit contracts                 $ 2,875,449       100.0%    $ 2,714,521         100.0%
                                          ===========   ===========   ===========   ===========

     d.   Federal Income Taxes
          The Company files a consolidated federal income tax return with AFMIC and is subject to a tax allocation agreement under which each member's tax liability equals or approximates separate return calculations with current credit for net losses and tax credits utilized by other members of the group. In addition, effective January 1, 2003 the Company is allocated one half of the after-tax benefit obtained by AFMIC on the additional municipal bonds AFMIC holds as a result of filing a consolidated return with the Company. The change resulted in a reduction in income tax expense of $1,834,000 and $2,558,000 in 2004 and 2003, respectively. Had the new method been in place for 2002, the reduction in income tax expense would have been $2,387,000. The reduction of the consolidated tax liability due to tax credits shall be allocated to the individual companies producing such credits. Special additional taxes are similarly allocated to each member company. Deferred federal income taxes are established for the future tax effects of temporary differences between the tax and financial reporting bases of assets and liabilities using currently enacted tax rates. The effect on deferred income taxes for a change in tax rates is recognized in income in the period of enactment. Deferred income tax assets are valued based upon the expectation of future realization on a "more likely than not" basis. A valuation allowance is established for that portion of deferred income tax assets which cannot meet this realization standard. At December 31, 2004 and 2003, a valuation allowance was not established because the Company's analysis indicates that it is more likely than not that the deferred income tax assets will be realized in future periods.

     e.   Premium Income and Annuity Considerations
          Term life and whole life insurance premiums are generally recognized as premium income when due. Revenue from immediate annuities and supplemental contracts with life contingencies is recognized at the time of issue. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contracts. The association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs. Premium income is recorded net of premiums due to reinsurers. Commissions and other expenses are recorded net of allowances received from reinsurers.

          For investment and universal life-type insurance contracts, premium deposits and benefit payments are recorded as increases or decreases in a liability account, rather than as revenue and expense. Revenue is recognized for any amounts charged against the liability account for the cost of insurance, policy administration, and surrender penalties. Expense is recorded for any interest credited to the liability account and any benefit payments which exceed the contract liability account balance.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     f.   Intercompany Expense Allocation
          The Company shares certain administrative, occupancy, marketing and tax expenses with AFMIC and other affiliated companies. Such expenses are allocated to the Company at cost in proportion to its estimated utilization. Allocation methods are refined periodically in light of current operations and resources utilized by the Company. Allocated expenses amounted to approximately $71,317,000, $68,263,000 and $60,789,000 for 2004, 2003 and 2002, respectively.

     g.   Reinsurance
          In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of the benefits paid over such limits. This is accomplished by cessions to reinsurers under excess of loss and coinsurance contracts. Estimated reinsurance receivables are recognized in a manner consistent with the liabilities related to the underlying reinsured contracts. The liabilities for life policies and contracts are shown gross of reserve credits, which have been classified as reinsurance receivables in the balance sheet. Reinsurance premiums ceded were $27,653,000, $31,293,000 and $22,923,000 in 2004, 2003 and 2002, respectively.
          Reinsurance commissions and expense allowances were $9,625,000, $18,477,000 and $14,146,000 in 2004, 2003 and 2002, respectively. Life insurance benefits recovered through reinsurance were $6,113,000, $11,137,000 and $9,548,000 in 2004, 2003 and 2002, respectively.
          Approximately 97% of ceded reinsurance is ceded to Security Life of Denver.

     h.   Statements of Cash Flows
          The Company paid income taxes in the amounts of $21,953,000, $13,151,000 and $24,373,000 in 2004, 2003 and 2002, respectively. The
          Company paid no interest in 2004, 2003 or 2002.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     i.   Separate Accounts
          Separate account assets include segregated funds invested as designated by variable life insurance and variable annuity policy owners in shares of mutual funds managed by outside fund managers offered as investment vehicles for American Family Variable Accounts I or II. The assets (investments) and liabilities (to policy owners) of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are valued at fair value and liabilities are equal to the amount due to the policy owner without a reduction for surrender charges. The investment income, gains and losses of these accounts generally accrue to the policy owners, and, therefore, are not included in the Company's net income.

     j.   Reclassifications
          Certain reclassifications have been made in the accompanying financial statements to amounts to allow for consistent financial reporting.

     k.   Emerging Accounting Matters
          The Company continually monitors emerging accounting standards and evaluates the impact of these changes on the Company. As of December 31, 2004, the Company has determined that there are no standards that have been issued but not yet adopted by the Company that would have a material impact on the Company's financial position.

2.   Financial Instruments

     a.   Fair Value of Financial Instruments
          The following methods and assumptions were used to estimate the fair value of each class of significant financial instruments for which it is practicable to estimate that value:

          Bonds and Common Stocks
          Fair values for issues traded on public exchanges are based on market prices on such exchanges at year end. For issues that are not traded on public exchanges, fair values are estimated based on market comparables or on internal analysis.

          Mortgage Loans on Real Estate
          The fair value of mortgage loans on real estate is estimated by discounting future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

          Policy Loans
          Policy loans have no stated maturity dates and are an integral part of the related insurance contract. The carrying value of policy loans approximates the fair value. The interest rate for policy loans on current issues was 8.0% in both 2004 and 2003.

          Deferred Annuities and Structured Settlements
          Fair values for deferred annuities are based on the cash surrender value of the policies.

          Fair values for structured settlements are based on the present value of expected payments using current crediting interest rates.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

          The estimated fair values of the Company's significant financial instruments not disclosed on the face of the balance sheets or elsewhere in the notes at December 31, are as follows:

                                         2004                      2003
                                -----------------------   ----------------------
                                Carrying    Estimated      Carrying   Estimated
(in thousands of dollars)        Amount     Fair Value      Amount    Fair Value
                                ---------   -----------   ---------   ----------
Financial assets
Mortgage loans on real estate   $ 193,854   $ 207,199     $ 180,857   $ 198,712

Financial liabilities
Deferred annuities                201,614     197,744       191,426     187,705
Structured settlements             83,846      95,537        83,544     100,114

     b.   Common Stocks

          The aggregate cost of common stocks at December 31, 2004 and 2003 was $57,160,000 and $57,520,000, respectively. Net unrealized appreciation of common stocks stated at market value includes gross unrealized gains of $14,270,000 and $9,168,000 and gross unrealized losses of $2,145,000 and $1,309,000 at December 31, 2004 and 2003, respectively.

          The fair value and unrealized losses, categorized by common stocks in a loss position for less than 12 months and common stocks in a loss position for more than 12 months at December 31, are as follows:

                                                           2004
                            ---------------------------------------------------------------------
                             Less than 12 Months    12 Months or More          Total
                            --------------------   ---------------------   ----------------------
                              Fair    Unrealized     Fair     Unrealized     Fair      Unrealized
(in thousands of dollars)    Value      Losses      Value       Losses       Value      Losses
                            --------  ----------   ---------  ----------   ----------  ----------
Common stocks               $ 11,621  $   (1,331)  $   4,462  $     (814)  $   16,083  $   (2,145)
                            --------  ----------   ---------  ----------   ----------  ----------
  Total                     $ 11,621  $   (1,331)  $   4,462  $     (814)  $   16,083  $   (2,145)
                            ========  ==========   =========  ==========   ==========  ==========

                                                           2003
                            ---------------------------------------------------------------------
                             Less than 12 Months     12 Months or More              Total
                            --------------------   ---------------------   ----------------------
                              Fair    Unrealized     Fair     Unrealized      Fair     Unrealized
(in thousands of dollars)    Value     Losses        Value      Losses        Value      Losses
                            --------  ----------   ---------  -----------  ----------  ----------
Common stocks               $  2,003  $     (37)   $  10,325  $   (1,272)  $   12,328  $   (1,309)
                            --------  ----------   ---------  ----------   ----------  ----------
  Total                     $  2,003  $     (37)   $  10,325  $   (1,272)  $   12,328  $   (1,309)
                            ========  ==========   =========  ==========   ==========  ==========

          In determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

          During 2004, 2003 and 2002, the Company recorded other-than-temporary writedowns in the stock portfolio, resulting in a total realized loss of $2,530,000, $9,722,000 and $5,207,000, respectively.

          Gross gains of $3,605,000, $1,080,000 and $983,000 and gross losses of $531,000, $6,052,000 and $5,003,000 were realized on the sale of common stocks for 2004, 2003 and 2002, respectively.

     c.   Bonds
          The amortized cost and estimated fair value of bonds, including short-term investments, at December 31, are as follows:

                                                             2004
                                     ------------------------------------------------------
                                                      Gross         Gross        Estimated
                                      Amortized     Unrealized    Unrealized        Fair
(in thousands of dollars)               Cost          Gains         Losses         Value
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies           $   204,008   $     2,712   $    (1,695)   $   205,025
Obligations of state and political
 subdivisions                             38,444         1,454           (74)        39,824
Public utilities                         118,078         8,733          (150)       126,661
Industrial and other corporate         1,307,838        86,460        (6,658)     1,387,640
Mortgage-backed securities               752,417        19,153        (1,728)       769,842
Asset-backed securities                  201,950         9,581        (5,646)       205,885
                                     -----------   -----------   -----------    -----------
    Total                            $ 2,622,735   $   128,093   $   (15,951)   $ 2,734,877
                                     ===========   ===========   ===========    ===========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

                                                             2003
                                     ------------------------------------------------------
                                                      Gross         Gross        Estimated
                                      Amortized    Unrealized    Unrealized         Fair
(in thousands of dollars)                Cost         Gains         Losses         Value
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies           $   187,852   $     3,821   $    (1,490)   $   190,183
Obligations of state and political
 subdivisions                             38,444           287          (411)        38,320
Public utilities                         140,456        12,855             -        153,311
Industrial and other corporate         1,216,941       103,021        (8,839)     1,311,123
Mortgage-backed securities               645,730        17,715        (5,256)       658,189
Asset-backed securities                  218,977        10,552       (10,064)       219,465
                                     -----------   -----------   -----------    -----------
    Total                            $ 2,448,400   $   148,251   $   (26,060)   $ 2,570,591
                                     ===========   ===========   ===========    ===========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

          The fair value and unrealized losses, categorized by bonds in a loss position for less than 12 months and bonds in a loss position for more than 12 months at December 31, are as follows:

                                                                        2004
                                       ------------------------------------------------------------------------
                                         Less than 12 Months       12 Months or More             Total
                                       ----------------------   ----------------------   ----------------------
                                          Fair     Unrealized      Fair     Unrealized      Fair     Unrealized
(in thousands of dollars)                Value       Losses       Value       Losses       Value       Losses
                                       ---------   ----------   ---------   ----------   ---------   ----------
Description of Securities:
  U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies           $  30,061    $    (570)  $  51,583    $  (1,125)  $  81,644    $  (1,695)
  Obligations of state and political
   subdivisions                                -            -       2,922          (74)      2,922          (74)
  Public utilities                        21,863         (150)          -            -      21,863         (150)
  Industrial and other corporate         119,396       (2,555)     58,178       (4,103)    177,574       (6,658)
  Mortgage-backed securities              71,778         (522)     84,096       (1,206)    155,874       (1,728)
  Asset-backed securities                  9,884         (100)     38,749       (5,546)     48,633       (5,646)
                                       ---------   ----------   ---------   ----------   ---------   ----------
    Total                              $ 252,982    $  (3,897)  $ 235,528    $ (12,054)  $ 488,510    $ (15,951)
                                       =========   ==========   =========   ==========   =========   ==========

                                                                         2003
                                       --------------------------------------------------------------------------
                                        Less than 12 Months         12 Months or More              Total
                                       ----------------------    ----------------------    ----------------------
                                          Fair     Unrealized       Fair     Unrealized       Fair     Unrealized
(in thousands of dollars)                Value       Losses        Value       Losses        Value       Losses
                                       ---------   ----------    ---------   ----------    ---------   ----------
Description of Securities:
  U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies           $  70,158   $   (1,490)   $       -   $        -    $  70,158   $   (1,490)
  Obligations of state and political
   subdivisions                           13,581         (411)           -            -       13,581         (411)
  Public utilities                             -            -            -            -            -            -
  Industrial and other corporate          98,164       (5,561)      26,782       (3,278)     124,946       (8,839)
  Mortgage-backed securities             258,146       (5,255)       4,888           (1)     263,034       (5,256)
  Asset-backed securities                 21,169       (2,253)      24,962       (7,811)      46,131      (10,064)
                                       ---------   ----------    ---------   ----------    ---------   ----------
    Total                              $ 461,218   $  (14,970)   $  56,632   $  (11,090)   $ 517,850   $  (26,060)
                                       =========   ==========    =========   ==========    =========   ==========

          In determining whether these losses are expected to be temporary, the Company considers severity of impairment, duration of impairment, forecasted market price recovery, and the intent and ability of the Company to hold the investment until the market price has recovered.

          During 2004, 2003 and 2002, the Company recorded other-than-temporary writedowns in the bond portfolio, resulting in a total realized loss of $1,822,000, $15,106,000 and $9,581,000, respectively.

          At December 31, 2004 and 2003, bonds carried at approximately $2,500,000 were on deposit with various regulatory authorities to comply with insurance laws.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

          The amortized cost and estimated fair value of bonds, including short-term investments, at December 31, 2004 are shown below by contractual maturity. Expected maturities may differ from contractual maturities because borrowers may exercise the right to call or prepay obligations with or without penalties. Because most mortgage-backed and asset-backed securities provide for periodic payments throughout their lives, they are listed below in a separate category.

                                              December 31, 2004
                                         ---------------------------
                                           Amortized     Estimated
(in thousands of dollars)                    Cost        Fair Value
Due in one year or less                  $    120,225   $    122,051
Due after one year through five years         338,934        360,605
Due after five years through ten years        633,889        682,425
Due after ten years                           575,320        594,069
                                         ------------   ------------
    Subtotal                                1,668,368      1,759,150
Mortgage-backed securities                    752,417        769,842
Asset-backed securities                       201,950        205,885
                                         ------------   ------------
    Total                                $  2,622,735   $  2,734,877
                                         ============   ============

          Proceeds from sales of long-term bonds during 2004, 2003 and 2002 were $24,465,000, $11,023,000 and $18,075,000, respectively. Gross gains of
          $1,950,000, $475,000 and $43,000 and gross losses of $0, $2,898,000 and $3,479,000 were realized on those sales for 2004, 2003 and 2002, respectively.

     d.   Accumulated Other Comprehensive Income

          Accumulated other comprehensive income at December 31, is comprised of the following investment-related components:

(in thousands of dollars)                       2004          2003          2002
                                             ----------    ----------    ----------
Unrealized gains (losses) on common stocks   $   12,125    $    7,859    $  (21,440)
Unrealized gains on bonds                       112,142       122,191       120,281
Adjustment of DAC relating to fair
 value adjustment                               (47,305)      (46,262)      (44,221)
Deferred income taxes                           (26,937)      (29,326)      (19,117)
                                             ----------    ----------    ----------
Accumulated other comprehensive
 income                                      $   50,025    $   54,462    $   35,503
                                             ==========    ==========    ==========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     e.   Net Investment Income

          Net investment income for the years ended December 31, are summarized as follows:

(in thousands of dollars)        2004        2003        2002
Bonds                         $ 160,197   $ 154,717   $ 151,062
Common stocks                     1,556         753         800
Mortgage loans                   13,808      16,478      14,616
Policy loans                     12,502      11,739      11,418
Other                               582       1,571       1,152
                              ---------   ---------   ---------
    Total investment income     188,645     185,258     179,048
Less investment expenses          3,664       3,760       4,057
                              ---------   ---------   ---------
Net investment income         $ 184,981   $ 181,498   $ 174,991
                              =========   =========   =========

     f.   Mortgage Loans

          The maximum and minimum lending rates for commercial mortgage loans issued during 2004 and 2003 ranged from 6.56% to 4.56% and 7.88% to 5.70%, respectively. During 2004, the Company did not reduce interest rates on outstanding mortgage loans.

          Mortgage loans of the Company are invested primarily in office, retail and industrial properties and are reported and measured at their outstanding principal amount. Fire and extended coverage insurance is required on all properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75%.

          Significant concentrations of mortgage loans amounting to $148,937,000 and $142,354,000 were for properties located in the Midwest region, of which $39,673,000 and $40,242,000 were located in the State of Wisconsin at December 31, 2004 and 2003, respectively.

3.   Deferred Policy Acquisition Costs

     Policy acquisition costs deferred and the related amortization charged to income were as follows:

(in thousands of dollars)                                  2004          2003          2002
Balance, beginning of year                              $  445,512    $  432,313    $  432,558
Costs deferred during year                                  36,929        33,360        31,805
Amortization related to operations during year             (27,400)      (18,120)      (13,877)
Amounts related to change in fair value adjustment of
 available-for-sale bonds                                   (1,043)       (2,041)      (18,173)
                                                        ----------    ----------    ----------
Balance, end of year                                    $  453,998    $  445,512    $  432,313
                                                        ==========    ==========    ==========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

4.   Separate Account Business

     Separate account assets include segregated funds invested by the Company for the benefit of variable universal life insurance and variable annuity policy owners. Policy owners' premium payments, net of applicable loads, are invested by the Company in accordance with selections made by the policy owner into American Family Variable Account I and American Family Variable Account II (the Variable Accounts). The Company records these payments as assets in the separate accounts. Separate account liabilities represent reserves held related to the separate account business.

     The Variable Accounts are unit investment trusts registered under the Investment Company Act of 1940. Each Variable Account has nine subaccounts, each of which invests in a non-proprietary mutual fund (the Fund). The shares of the Funds are carried at the net asset value of the Funds.

     A fixed account is also included as an investment option for variable policy owners. Premiums, net of applicable loads, allocated to the fixed account are invested in the general assets of the Company.

     The assets and liabilities of the Variable Accounts are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Variable Accounts will not be applied to the liabilities arising out of any other business conducted by the Company.

     The Company assumes the mortality and expense risk associated with these contracts and therefore deducts a daily mortality and expense charge from the assets of the separate accounts. The charges to the separate accounts, shown below for the year ended December 31, are based on the average daily net assets at specified annual rates:

                                               2004          2003
     American Family Variable Account I    $    68,906   $    21,845
     American Family Variable Account II       412,137       161,552
                                           -----------   -----------
                                           $   481,043   $   183,397
                                           ===========   ===========

     In addition, the Company deducts certain amounts from the cash value of the accounts invested in the separate accounts for surrender charges, annual administrative charges and cost of insurance charges. For the year ended December 31, amounts are as follows:

                                               2004          2003
     American Family Variable Account I    $ 3,086,058   $ 1,030,410
     American Family Variable Account II       106,672        55,600
                                           -----------   -----------
                                           $ 3,192,730   $ 1,086,010
                                           ===========   ===========

     Income from these charges is included in the Statements of Income.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

5.   Commitments and Contingencies

     The Company has no material contingent liabilities other than those described below.

     Regarding cessions to reinsurers, a contingent liability exists to the Company to the extent that any reinsurer might be unable to meet its obligations assumed under the various reinsurance contracts.

     From time to time, mandatory assessments are levied on the Company by the life and health guaranty fund associations of states in which the Company is licensed. These assessments are to cover losses to policyholders of insolvent or rehabilitated insurance companies. Such estimates are subject to change as the associations determine more precisely the losses that have occurred and how such losses will be allocated to insurance companies. The Company has not been levied any significant assessments in either 2004 or 2003. As of December 31, 2004 and 2003, liabilities related to the Company's expected guaranty fund obligations were not significant.

6.   Related Parties

     The Company has agreed to lend up to a maximum of $20,000,000 in short-term demand notes to its affiliate, American Family Financial Services (AFFS), with interest at the same rate as paid by AFFS on its 30-day commercial paper on the date of the borrowing. No amounts were outstanding at December 31, 2004 and 2003.

     The Company has issued certain annuities to AFMIC. The carrying value of all such annuities amounted to approximately $83,846,000 and $83,544,000 at December 31, 2004 and 2003, respectively.

7.   Federal Income Taxes

     The components of the net deferred income tax assets (liabilities) as of December 31, are as follows:

     (in thousands of dollars)                          2004          2003
     Deferred tax assets
       Life reserves                                $  142,634    $  136,204
       Other deferred compensation payable               5,578         5,628
       Policyholder dividends                            7,230         8,349
       Other than temporarily impaired securities        9,120         9,248
       Other                                               508         1,084
                                                    ----------    ----------
         Total deferred tax assets                     165,070       160,513
     Deferred tax liabilities
       Unrealized gains on securities                   26,937        29,326
       Deferred policy acquisition costs               139,100       137,333
       Asset basis differences                           1,543         2,544
                                                    ----------    ----------
         Total deferred tax liabilities                167,580       169,203
                                                    ----------    ----------
         Net deferred tax asset (liability)         $   (2,510)   $   (8,690)
                                                    ==========    ==========

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     The effective tax rate used to determine the provisions for current and deferred income tax expense differs from the expected statutory rate as the result of permanent and other differences between pre-tax income and taxable income determined under existing tax regulations. The more significant differences, their effect on the statutory tax rate, and the resulting effective tax rates are summarized below:

                                              2004         2003         2002
     Federal statutory tax rate                   35%          35%          35%
     IRS audit adjustment                         (1)          (4)          (8)
     Municipal bond tax benefit                   (2)          (7)           0
     Other                                         -            -            -
                                           ---------    ---------    ---------
         Effective tax rate                       32%          24%          27%
                                           =========    =========    =========

     Amounts recoverable from (payable to) AFMIC under the tax allocation agreement were ($13,928,000) and ($7,741,000) at December 31, 2004 and
     2003, respectively.

     Under pre-1984 life insurance company income tax laws, a portion of a company's "gain from operations" was not subject to current income taxation but was accumulated for tax purposes in a memorandum account designated as the "Policyholders' Surplus Account." Prior to the 2004 Jobs Act law, a stock life insurance company was subject to tax on any direct or indirect distributions to shareholders from an existing Policyholders' Surplus Account at the corporate rate in the tax year of the distribution. Any distributions were deemed to be first made from another tax memorandum account known as the "Shareholder's Surplus Account." The 2004 Jobs Act law suspends the tax on distributions from Policyholders' Surplus Accounts for distributions occurring after December 31, 2004 and before January 1, 2007. The 2004 Jobs Act also reverses the order of accounts from which distributions are deemed to occur during this time. Distributions occurring during 2005 and 2006 will be deemed to come first from Policyholders' Surplus Accounts, then from Shareholder's Surplus Accounts. The Company's Policyholders' Surplus Account was $5,149,000 at December 31, 2004 and 2003. At current corporate income tax rates the associated tax is $1,802,000. The Company has not recorded this deferred tax liability because it does not expect to make any taxable distributions. The Company's undistributed taxable Shareholder's Surplus Account was $734,481,000 and $678,166,000 at December 31, 2004 and 2003, respectively.

8.   Employee and Agent Benefit Plans

     AFMIC and its subsidiaries (herein referred to as the "Companies") have non-contributory defined benefit pension plans (herein referred to as the "Plans") covering substantially all employees. The Company is not directly liable for obligations under the Plans. All employees providing services to the Company are employees of AFMIC. The benefits are based on years of credited service and highest average compensation (as defined in the Plans). The Companies' funding policy is based on the frozen entry age actuarial method as limited by the Pension Protection Act of 1987. Net pension expense of approximately $1,809,000, $1,209,000 and $1,334,000 was allocated to the Company for the years ended December 31, 2004, 2003 and 2002, respectively.

     The Companies also participate in a qualified contributory Incentive and Thrift and 401(k) Plan (herein referred to as the "Plan"). Substantially all employees are eligible to enter into the Plan. Employee participation in the Plan is optional; participants contribute at least 1%, but no more than 30% of base compensation, subject to Internal Revenue Service limitations. The Companies are

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     required to make annual contributions, as defined, to a trust fund. The Plan matches the first 3% of eligible contributions made by employees. The amount of the match is based on the profits of the Companies, with a minimum contribution of 33 1/3% and a maximum of 300% of eligible contributions. The Plan expense allocated to the Company during 2004, 2003 and 2002 amounted to $2,090,000, $1,430,000 and $513,000, respectively.

     The Companies provide certain health care benefits to certain grandfathered agents and substantially all employees. In addition, the Companies provide most employees with a life insurance benefit. Upon retirement, agents and employees are eligible to continue certain of these benefits. Except for certain grandfathered individuals, retired employees and agents contribute to the health care plan an amount intended to fully provide for the covered benefits. For those grandfathered retirees in the health care plan, the Companies absorb a portion of the annual cost. For the life insurance program, the Companies absorb substantially all of the cost. The Companies' portions of the costs of the programs are unfunded. The Companies sponsor no other significant postretirement benefit plans. The remaining cost to the Company was not significant in 2004, 2003 and 2002. Liabilities for earned but untaken vacation and earned but unused sick leave have been accrued.

9.   Statutory Financial Data

     The Company also prepares financial statements in accordance with statutory accounting practices prescribed or permitted by applicable insurance regulatory authorities (STAT). Prescribed statutory accounting practices include the National Association of Insurance Commissioners' (NAIC) "Accounting Practices and Procedures Manual," version effective March 1, 2004, (NAIC SAP), as well as state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices encompass all accounting practices that are not prescribed. The Company does not employ significant permitted statutory accounting practices in the preparation of its statutory financial statements. The principal differences between prescribed statutory financial statements and financial statements prepared in accordance with generally accepted accounting principles (GAAP) are disclosed below.

     The Company is subject to regulation and supervision by the various state insurance regulatory authorities in which it conducts business. Such regulation is generally designed to protect policyholders and includes such matters as maintenance of minimum statutory capital and surplus, risk-based capital ratios, and restrictions on the payment of stockholder dividends. Generally, the Company's statutory surplus may be available for transfer to its stockholder. However, such distributions as dividends may be subject to prior regulatory approval. No stockholder dividends were paid in 2004, 2003 or 2002.

American Family Life Insurance Company
Notes to Financial Statements
December 31, 2004, 2003 and 2002
--------------------------------------------------------------------------------

     A reconciliation of statutory capital and surplus and net income to GAAP for the Company, as of and for the years ended December 31, are as follows:

                                            Capitaland Surplus/Equity                          Net Income
                                      --------------------------------------    ---------------------------------------
(in thousands of dollars)                2004          2003          2002          2004          2003          2002
Per statutory annual statements       $  314,687    $  264,951    $  237,896    $   51,733    $    8,278    $    3,876
GAAP adjustments
   Deferred policy acquisition
    costs                                453,998       445,512       432,313         9,529        15,239        17,929
   Statutory allowance for
    investment valuation
    fluctuations                          23,078        14,075         5,473         1,290         3,768          (140)
   Unrealized gains on bonds             112,673       127,941       122,300             -             -             -
   Life and deposit contract
    liabilities                           20,834)     (108,955)     (101,000)      (11,879)       (7,955)       (9,248)
   Deferred taxes                       (167,697)     (175,286)     (169,617)        3,790         6,655         2,473
   Nonadmitted assets                    137,601       135,241       131,168             -             -             -
   Other                                  24,704        28,425        25,623        (3,720)        2,804            45
                                      ----------    ----------    ----------    ----------    ----------    ----------
Per GAAP financial statements         $  778,210    $  731,904    $  684,156    $   50,743    $   28,789    $   14,935
                                      ==========    ==========    ==========    ==========    ==========    ==========

American Family Variable
Account I
Financial Statements
December 31, 2004 and 2003

American Family Variable Account I
Contents
December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm........................1

Financial Statements

Statements of Assets and Liabilities and Policy Owners' Equity...............2-3

Statements of Operations.......................................................4

Statements of Changes in Policy Owners' Equity...............................5-6

Notes to Financial Statements...............................................7-12

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of American Family Life Insurance Company and Policy Owners of American Family Variable Account I

In our opinion, the accompanying statements of assets and liabilities and policy owners' equity and the related statements of operations and of changes in policy owners' equity present fairly, in all material respects, the financial position of American Family Variable Account I's Federated International Equity Subaccount, Federated Quality Bond Subaccount, Fidelity VIP Money Market Subaccount, Fidelity VIP Equity Income Subaccount, Fidelity VIP Growth Subaccount, Fidelity VIP Contrafund Subaccount, Fidelity VIP Growth and Income Subaccount, Fidelity VIP Mid Cap Subaccount, SEI VP Prime Obligation Subaccount, Strong Opportunity Subaccount, Strong Mid Cap Growth Subaccount and Vanguard VIF Small Company Growth Subaccount at December 31, 2004, and the results of each of their operations and the changes in each of their policy owners' equity for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the American Family Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 with the underlying registered investment companies, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 18, 2005

American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity
December 31, 2004
--------------------------------------------------------------------------------

                                          Federated       Federated     Fidelity VIP     Fidelity VIP
                                        International      Quality         Money            Equity        Fidelity VIP
                                           Equity           Bond           Market           Income           Growth
                                          Subaccount      Subaccount      Subaccount       Subaccount       Subaccount
Investments at market value
Federated Insurance Series
   Federated International
    Equity Portfolio
    183,523.087 shares at net
    asset value of
    $13.22 per share
    (cost $ 2,053,496.93)               $   2,426,175

   Federated Quality Bond
    Portfolio 148,666.595
    shares at net asset value
    of $11.67 per share
    (cost $ 1,714,154.84)                                 $ 1,734,939

Fidelity Variable Insurance
 Products Fund
   Fidelity VIP Money Market
    Portfolio 1,001,226.930
    shares at net asset value
    of $1.00 per share
    (cost $ 1,001,226.93)                                               $  1,001,227

   Fidelity VIP Equity Income
    Portfolio 64,611.276
    shares at net asset value
    of $25.09 per share
    (cost $ 1,413,830.74)                                                                $  1,621,097

   Fidelity VIP Growth Portfolio
    52,574.938 shares at net
    asset value of $31.64 per
    share (cost $ 1,536,868.46)
                                                                                                          $  1,663,472

   Fidelity VIP Contrafund
    Portfolio 36,670.977
    shares at net asset value
    of $26.35 per share
    (cost $ 821,138.05)


                                                                                            Vanguard
                                                          Fidelity VIP                      VIF Small
                                         Fidelity VIP        Growth        Fidelity VIP      Company
                                          Contrafund       and Income         Mid Cap        Growth
                                          Subaccount       Subaccount       Subaccount      Subaccount
Investments at market value
Federated Insurance Series
   Federated International
    Equity Portfolio
    183,523.087 shares at net
    asset value of
    $13.22 per share
    (cost $ 2,053,496.93)

   Federated Quality Bond
    Portfolio 148,666.595
    shares at net asset value
    of $11.67 per share
    (cost $ 1,714,154.84)

Fidelity Variable Insurance
Products Fund
   Fidelity VIP Money Market
    Portfolio 1,001,226.930
    shares at net asset value
    of $1.00 per share
    (cost $ 1,001,226.93)

   Fidelity VIP Equity Income
    Portfolio 64,611.276
    shares at net asset value
    of $25.09 per share
    (cost $ 1,413,830.74)

   Fidelity VIP Growth Portfolio
    52,574.938 shares at net
    asset value of $31.64 per
    share (cost $ 1,536,868.46)

   Fidelity VIP Contrafund
    Portfolio 36,670.977
    shares at net asset value
    of $26.35 per share
    (cost $ 821,138.05)                  $   966,281

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Assets and Liabilities and Policy Owners' Equity, Continued December 31, 2004
--------------------------------------------------------------------------------

                                          Federated       Federated     Fidelity VIP    Fidelity VIP
                                        International      Quality         Money           Equity       Fidelity VIP
                                           Equity            Bond          Market           Income         Growth
                                          Subaccount      Subaccount     Subaccount       Subaccount     Subaccount
Investments at market value
Fidelity Variable Insurance
 Products Fund
  Fidelity VIP Growth and Income
   Fund 116,313.282 shares at net
   asset value of $13.71 per
   share (cost $ 1,469,028.58)

  Fidelity VIP Mid Cap Portfolio
   45,081.640 shares at net asset
   value of $30.18 per share
   (cost $ 1,329,150.61)

Vanguard Variable Insurance Fund
  Vanguard VIF Small Company
   Growth 7,513.790 shares at
   net asset value of $19.48
   per share (cost $ 129,449.85)
                                        -------------    -----------    ------------    ------------    ------------
      Total assets                          2,426,175      1,734,939       1,001,227       1,621,097       1,663,472
      Total liabilities                             -              -               -               -               -
                                        -------------    -----------    ------------    ------------    ------------
      Policy owners' equity             $   2,426,175    $ 1,734,939    $  1,001,227    $  1,621,097    $  1,663,472
                                        =============    ===========    ============    ============    ============
Outstanding units                         271,537.490    144,392.867      99,813.471     147,947.255     202,915.755
                                        =============    ===========    ============    ============    ============
Unit value                              $        8.93    $     12.02    $      10.03    $      10.96    $       8.20
                                        =============    ===========    ============    ============    ============


                                                                                              Vanguard
                                                          Fidelity VIP                       VIF Small
                                         Fidelity VIP        Growth        Fidelity VIP       Company
                                          Contrafund       and Income         Mid Cap          Growth
                                          Subaccount       Subaccount       Subaccount       Subaccount

Investments at market value
Fidelity Variable Insurance
 Products Fund
  Fidelity VIP Growth and Income
   Fund 116,313.282 shares at net
   asset value of $13.71 per
   share (cost $ 1,469,028.58)                            $  1,594,655

  Fidelity VIP Mid Cap Portfolio
   45,081.640 shares at net asset
   value of $30.18 per share
   (cost $ 1,329,150.61)                                                   $ 1,360,564

Vanguard Variable Insurance Fund
  Vanguard VIF Small Company
   Growth 7,513.790 shares at
   net asset value of $19.48
   per share (cost $ 129,449.85)                                                            $   146,368
                                        -------------     ------------     ------------     -----------
        Total assets                          966,281        1,594,655        1,360,564         146,368
        Total liabilities                           -                -                -               -
                                        -------------     ------------     ------------     -----------
        Policy owners' equity           $     966,281     $  1,594,655     $  1,360,564     $   146,368
                                        =============     ============     ============     ===========
Outstanding units                          77,729.603      160,369.841      111,844.182      13,180.310
                                        =============     ============     ============     ===========
Unit value                              $       12.43     $       9.94     $      12.16     $     11.11
                                        =============     ============     ============     ===========


    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Operations
Year Ended December 31, 2004
--------------------------------------------------------------------------------

                                        Federated      Federated    Fidelity VIP   Fidelity VIP
                                      International     Quality        Money          Equity       Fidelity VIP    Fidelity VIP
                                         Equity          Bond          Market         Income          Growth        Contrafund
                                       Subaccount      Subaccount    Subaccount     Subaccount      Subaccount      Subaccount
Investment income (loss)
Dividend income                       $           -    $   31,541   $      7,449   $      9,614    $        659    $        836
Mortality and expense charges               (12,868)       (9,919)        (5,406)        (9,361)         (8,102)         (5,381)
                                      -------------    ----------   ------------   ------------    ------------    ------------
    Net investment income (loss)            (12,868)       21,622          2,043            253          (7,443)         (4,545)
                                      -------------    ----------    ------------  ------------    ------------    ------------
Realized and unrealized gain (loss)
Realized gain (loss) on security
 transactions                                 2,258           385              -          1,643          (1,707)         5,260
Capital gain distributions                        -         6,923              -          2,505               -              -
Net change in unrealized
 appreciation or depreciation on
 investments                                260,794         4,246              -        126,858          71,417         97,526
                                      -------------    ----------   ------------   ------------    ------------    ------------
Net gain on investments                     263,052        11,554              -        131,006          69,710         102,786
                                      ============     ==========   ============   ============    ============    ============
Net increase in equity
 from operations                      $    250,184     $   33,176   $      2,043   $    131,259    $     62,267    $     98,241
                                      ============     ==========   ============   ============    ============    ============


                                                                                                                Vanguard
                                      Fidelity VIP                                            Strong           VIF Small
                                        Growth         Fidelity VIP         Strong            Mid Cap           Company
                                       and Income        Mid Cap          Opportunity         Growth             Growth
                                       Subaccount      Subaccount/(1)/   Subaccount/(2)/   Subaccount/(2)/   Subaccount/(1)/
Investment income (loss)
Dividend income                       $      4,612     $           -     $           -     $           -     $           -
Mortality and expense charges               (8,763)             (607)           (3,090)           (5,035)             (374)
                                      ------------     -------------     -------------     -------------     -------------
  Net investment income (loss)              (4,151)             (607)           (3,090)           (5,035)             (374)
                                      ------------     -------------     -------------     -------------     -------------
Realized and unrealized gain (loss)
Realized gain (loss) on security
transactions                                   (50)              845            97,312           148,827                63
Capital gain distributions                       -                 -                 -                 -                 -
Net change in unrealized
 appreciation or depreciation on
 investments                                75,579            31,413           (38,058)          (36,833)           16,919
                                      ------------     -------------     -------------     -------------     -------------
Net gain on investments                     75,529            32,258            59,254           111,994            16,982
                                      ============     =============     =============     =============     =============
Net increase in equity
 from operations                      $     71,378     $      31,651     $      56,164     $     106,959     $      16,608
                                      ============     =============     =============     =============     =============

/(1)/ For the period June 1, 2004 - December 31, 2004.

/(2)/ For the period January 1, 2004 - December 22, 2004.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2004
--------------------------------------------------------------------------------

                                        Federated      Federated    Fidelity VIP    Fidelity VIP
                                      International     Quality        Money           Equity       Fidelity VIP    Fidelity VIP
                                         Equity          Bond          Market          Income          Growth        Contrafund
                                       Subaccount      Subaccount    Subaccount      Subaccount      Subaccount      Subaccount
Increase (decrease) in equity
 from operations
Net investment income (loss)          $     (12,868)  $    21,622    $     2,043    $        253    $     (7,443)   $     (4,545)
Net realized gain (loss) on
 security transactions                        2,258           385              -           1,643          (1,707)          5,260
Capital gain distributions                        -         6,923              -           2,505               -               -
Net change in unrealized
 appreciation or depreciation
 on investments                             260,794         4,246              -         126,858          71,417          97,526
                                      -------------   -----------   ------------    ------------    ------------    ------------
  Net increase in equity
   from operations                          250,184        33,176          2,043         131,259          62,267          98,241
                                      -------------   -----------   ------------    ------------    ------------    ------------
Units transactions
Policy owners' net premiums               1,308,637     1,067,349      4,342,223         930,419         843,008         499,024
Cost of insurance and
 administrative charges                    (480,772)     (400,607)      (552,039)       (341,561)       (291,717)       (178,931)
Surrenders and forfeitures                  (47,959)      (36,769)        (7,078)        (37,397)        (24,312)        (25,501)
Transfers between subaccounts
 and sponsor                                685,674       512,587     (3,243,729)        378,272         654,490         253,551
Net withdrawals due to
 policy loans                               (30,968)      (20,042)        (2,649)        (18,088)        (19,113)        (12,678)
Withdrawals due to death
 benefits                                      (220)         (264)           (45)           (169)           (127)            (83)
                                      -------------   -----------   ------------    ------------    ------------    ------------
  Net increase (decrease) in
   equity from unit
   transactions                           1,434,392     1,122,254        536,683         911,476       1,162,229         535,382
                                      -------------   -----------   ------------    ------------    ------------    ------------
Net increase (decrease) in                1,684,576     1,155,430        538,726       1,042,735       1,224,496         633,623
 equity

Equity
 Beginning of year                          741,599       579,509        462,501         578,362         438,976         332,658
                                      -------------   -----------   ------------    ------------    ------------    ------------
 End of year                          $   2,426,175   $ 1,734,939   $  1,001,227    $  1,621,097    $  1,663,472    $    966,281
                                      =============   ===========   ============    ============    ============    ============

                                                                                                               Vanguard
                                      Fidelity VIP                                            Strong           VIF Small
                                         Growth        Fidelity VIP         Strong            Mid Cap           Company
                                       and Income         Mid Cap         Opportunity         Growth             Growth
                                       Subaccount      Subaccount/(1)/   Subaccount/(2)/   Subaccount/(2)/   Subaccount/(1)/
Increase (decrease) in equity
 from operations
Net investment income (loss)          $     (4,151)    $        (607)    $      (3,090)    $      (5,035)    $        (374)
Net realized gain (loss) on
 security transactions                         (50)              845            97,312           148,827                63
Capital gain distributions                       -                 -                 -                 -                 -
Net change in unrealized
 appreciation or depreciation
 on investments                             75,579            31,413           (38,058)          (36,833)           16,919
                                      ------------     -------------     -------------     -------------     -------------
  Net increase in equity
   from operations                          71,378            31,651            56,164           106,959            16,608
                                      ------------     -------------     -------------     -------------     -------------
Units transactions
Policy owners' net premiums                895,108            50,344           274,947           457,325            44,235
Cost of insurance and
 administrative charges                   (331,176)          (22,002)         (106,715)         (166,174)          (14,226)
Surrenders and forfeitures                 (34,666)             (490)          (15,284)          (26,106)           (1,682)
Transfers between subaccounts
 and sponsor                               501,263         1,303,114          (429,750)         (718,220)          103,758
Net withdrawals due to
 policy loans                              (21,319)           (2,050)           (2,582)           (9,430)           (2,322)
Withdrawals due to death
 benefits                                     (175)               (3)              (47)              (75)               (3)
                                      ------------     -------------     -------------     -------------     -------------
  Net increase (decrease) in
   equity from unit
   transactions                          1,009,035         1,328,913          (279,431)         (462,680)          129,760
                                      ------------     -------------     -------------     -------------     -------------
Net increase (decrease) in
 equity                                  1,080,413         1,360,564          (223,267)         (355,721)          146,368

Equity
 Beginning of year                         514,242                 -           223,267           355,721                 -
                                      ------------     -------------     -------------     -------------     -------------
 End of year                          $  1,594,655     $   1,360,564     $           -     $           -     $     146,368
                                      ============     =============     =============     =============     =============

/(1)/ For the period June 1, 2004 - December 31, 2004.

/(2)/ For the period January 1, 2004 - December 22, 2004.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Statements of Changes in Policy Owners' Equity
Year Ended December 31, 2003
--------------------------------------------------------------------------------

                                        Federated      Federated     Fidelity VIP     Fidelity VIP
                                      International     Quality          Money           Equity       Fidelity VIP   Fidelity VIP
                                         Equity          Bond           Market           Income         Growth        Contrafund
                                       Subaccount      Subaccount    Subaccount/(1)/   Subaccount      Subaccount     Subaccount
Increase (decrease) in equity
 from operations
Net investment income (loss)          $      (3,860)   $    5,876    $          26    $        779     $    (2,236)   $    1,389)
Net realized gain (loss) on
 security transactions                         (915)          172                -            (802)         (1,906)           41
Net change in unrealized
 appreciation or depreciation
 on investments                             146,164         6,457                -         101,568          82,318        55,478
                                      -------------    ----------    -------------    ------------     -----------    ----------
   Net increase (decrease)
    in equity from operations               141,389        12,505               26         101,545          78,176        54,130
                                      -------------    ----------    -------------    ------------     -----------    ----------
Units transactions

Policy owners' net premiums                 418,992       363,648          930,221         327,146         255,417       184,706
Cost of insurance and
 administrative charges                    (143,946)     (125,902)        (124,134)       (112,908)        (87,299)      (62,154)
Surrenders and forfeitures                  (22,241)      (15,657)          (2,526)        (14,921)        (14,458)      (10,910)
Transfers between subaccounts and
 sponsor                                    116,084       120,690         (340,732)         86,790          59,414        52,903
Net withdrawals due to
 policy loans                                (2,797)       (1,434)            (233)         (2,932)         (2,119)       (4,748)
Withdrawals due to death
 benefits                                         -             -             (121)              -               -             -
                                      -------------    ----------    -------------    ------------     -----------    ----------
   Net increase (decrease) in
    equity from unit
    transactions                            366,092       341,345          462,475         283,175         210,955       159,797
                                      -------------    ----------    -------------    ------------     -----------    ----------
Net increase (decrease) in equity           507,481       353,850          462,501         384,720         289,131       213,927
Equity
  Beginning of year                         234,118       225,659                -         193,642         149,845       118,731
                                      -------------    ----------    -------------    ------------     -----------    ----------
  End of year                         $     741,599    $  579,509    $     462,501    $    578,362      $  438,976    $  332,658
                                      =============    ==========    =============    ============     ===========    ==========


                                      Fidelity VIP       SEI VP                             Strong
                                         Growth          Prime              Strong          Mid Cap
                                       and Income      Obligation        Opportunity        Growth
                                       Subaccount      Subaccount/(2)/    Subaccount       Subaccount
Increase (decrease) in equity
 from operations
Net investment income (loss)          $       (583)    $         (47)    $    (1,148)      $   (2,102)
Net realized gain (loss) on
 security transactions                        (692)                -          (2,416)          (1,908)
Net change in unrealized
 appreciation or depreciation
 on investments                       $     65,163                 -          49,980           65,637
                                      ------------     -------------     -----------       ----------
   Net increase (decrease)
    in equity from operations               63,888               (47)         46,416           61,627
                                      ------------     -------------     -----------       ----------
Units transactions

Policy owners' net premiums                300,589           212,108         130,007          214,142
Cost of insurance and
 administrative charges                   (102,702)          (52,242)        (46,434)         (72,274)
Surrenders and forfeitures                 (13,395)           (1,265)         (7,219)         (12,196)
Transfers between subaccounts and           91,415          (245,093)         18,700           40,017
sponsor Net withdrawals due to
 policy loans                               (2,601)                -          (2,733)          (2,423)
Withdrawals due to death
 benefits                                        -                 -               -                -
                                      ------------     -------------     -----------       ----------
   Net increase (decrease) in
    equity from unit
    transactions                           273,306           (86,492)         92,321          167,266
                                      ------------     -------------     -----------       ----------
Net increase (decrease) in equity          337,194           (86,539)        138,737          228,893
Equity
  Beginning of year                        177,048            86,539          84,530          126,828
                                      ------------     -------------     -----------       ----------
  End of year                          $   514,242     $           -      $  223,267       $  355,721
                                      ============     =============     ===========       ==========

/(1)/ For the period July 1, 2003 - December 31, 2003.

/(2)/ For the period January 1, 2003 - August 29, 2003.

    The accompanying notes are an integral part of the financial statements.

American Family Variable Account I
Notes to Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

1.   Summary of Significant Accounting Policies

     The American Family Variable Account I (the "Separate Account") is a segregated investment account of the American Family Life Insurance Company (herein referred to as the "Company") used to fund variable life contracts. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. The Separate Account was established by the Company on August 7, 2000 and commenced operations on May 10, 2001. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The significant accounting policies include:

     a.   Investments
          Investments are made in the various portfolios in accordance with selections made by the policyowners. Such investments are made at the reported net asset value of the respective portfolios.

     b.   Security Transactions and Investment Income
          Security transactions are recorded on the trade date (the date the order to buy or sell is executed). The cost of investments sold and any corresponding capital gains and losses are determined on a specific identification basis. Distributions received from the funds retain the tax characteristics determined at the fund level and are reinvested in additional shares of the funds and recorded as income by the Separate Account on the ex-dividend date.

     c.   Federal Income Taxes
          The operations of the Separate Account are part of the total operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on earnings of the Separate Account as all earnings are distributed to the policy owners. Accordingly, no provision for federal income taxes has been made.

     d.   Expenses and Deductions
          The Company deducts a daily mortality and expense charge from the assets of the Separate Account equivalent to 0.90% for years 1-10 of the individual policies and 0.45% for years thereafter. The charge may be adjusted after policy issue, but it is guaranteed not to exceed 0.90% of net assets. Although the account value varies according to the investment performance of the fund, the account value is not affected by expense and mortality experience because the Company assumes the mortality risk and the expense risk. The mortality risk is that insureds may not live as long as expected. The expense risk is that the actual expenses of issuing and administering the policies may exceed the estimated costs.

          On a policy's anniversary date each month, the Company deducts from the cash value of the policy an amount for the cost of insurance and any additional policy benefits. In addition, a monthly policy fee ($6 for policies with coverage greater than $100,000 and $9 for policies with coverage less than $100,000) plus an additional $2.50 per month charge in the first five policy years is deducted. These monthly expense charges are intended to reimburse the Company for administrative expenses relating to the issuance and maintenance of the policy.

          In the event of a policy surrender, a surrender charge may be deducted to reimburse the Company for expenses incurred in connection with issuing a policy. The surrender charges are a flat per unit cost for years 1-14, and will not exceed $42 per $1,000 of coverage. The amount of the surrender charge depends on the specified amount, underwriting class of the primary insured, issue age and policy year.

     e.   Emerging Accounting Matters
          The Company continually monitors emerging accounting standards and evaluates the impact of these changes on the Company. As of December 31, 2004, the Company has determined that there are no standards that have been issued but not yet adopted by the Company that would have a material impact on the Company's financial position.

2.   Related Party

     The Company retains a front-end premium load from all premium collected. The charge is 7.5% of target premium for years 1-10 and 5.5% of target premium for years thereafter. Target premium is the amount of premium, based on the insurance coverage and age of the insured, that is used to compute the premium load. In all years, a charge of 3.5% is assessed on excess premium collected. Excess premium is any amount of premium greater than the target premium. The charges retained by the Company totaled $723,737 and $238,412 for 2004 and 2003, respectively.

3.   Policy Owners' Equity

     Purchases and sales of fund shares by the Separate Account for the year ended December 31, 2004 by each Fund are shown below:

                                                        December 31, 2004
                                             --------------------------------
                                                Purchases           Sales

Federated International Equity               $    1,456,226     $      34,702
Federated Quality Bond                            1,171,647            20,848
Fidelity VIP Money Market                         2,633,937         2,095,213
Fidelity VIP Equity Income                          944,897            30,663
Fidelity VIP Growth                               1,175,868            21,083
Fidelity VIP Contrafund                             558,625            27,787
Fidelity VIP Growth and Income                    1,040,250            35,367
Fidelity VIP Mid Cap                              1,334,576             6,271
Strong Opportunity                                  224,683           507,203
Strong Mid Cap Growth                               388,875           856,590
Vanguard VIF Small Company Growth                   133,412             4,024
                                             --------------     -------------
   Total                                     $   11,062,996     $   3,639,751
                                             ==============     =============

American Family Variable Account I
Notes to Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

4.      Financial Highlights

                                                     At December 31                        For the Period Ended December 31
                                      ------------------------------------------    ---------------------------------------------
                                                                                     Investment
                                                       Unit             Net            Income         Expense         Total
Subaccount                               Units         Value          Assets            Ratio          Ratio          Return
Federated International Equity
 Fund II
  2004                                271,537.490    $     8.93    $   2,426,175               -           0.90%            13.0%
  2003                                 93,826.709          7.90          741,599               -           0.90%            30.6%
  2002                                 38,708.125          6.05          234,118               -           0.90%          (23.4)%
  2001                                  5,606.858          7.90           44,300               -           0.90%(1)       (21.0)%
Federated Quality Bond Fund II
  2004                                144,392.867         12.02        1,734,939            2.79%          0.90%             2.7%
  2003                                 49,529.600         11.70          579,509            2.46%          0.90%             3.7%
  2002                                 20,002.667         11.28          225,659            2.14%          0.90%             8.4%
  2001                                  2,927.304         10.41           30,484             -             0.90%(1)          4.1%
Fidelity VIP Money Market Portfolio
  2004                                 99,813.471         10.03        1,001,227            1.20%          0.90%             0.3%
  2003                                 46,247.708         10.00          462,501            0.81%(2)       0.90%(2)          0.1%
Fidelity VIP Equity Income
 Portfolio
  2004                                147,947.255         10.96        1,621,097            0.91%          0.90%            10.3%
  2003                                 58,187.753          9.94          578,362            1.11%          0.90%            28.9%
  2002                                 25,106.243          7.71          193,642            0.66%          0.90%          (17.9)%
  2001                                  4,159.075          9.39           39,068               -           0.90%(1)        (6.1)%
Fidelity VIP Growth Portfolio
  2004                                202,915.755          8.20        1,663,472            0.07%          0.90%             2.2%
  2003                                 54,725.904          8.02          438,976            0.08%          0.90%            31.3%
  2002                                 24,538.983          6.11          149,845            0.05%          0.90%          (30.9)%
  2001                                  3,147.343          8.84           27,821               -           0.90%(1)       (11.6)%
Fidelity VIP Contrafund Portfolio
  2004                                 77,729.603         12.43          966,281            0.14%          0.90%            14.1%
  2003                                 30,540.699         10.89          332,658            0.21%          0.90%            27.1%
  2002                                 13,849.387          8.57          118,731            0.34%          0.90%          (10.5)%
  2001                                  3,007.827          9.57           28,783               -           0.90%(1)        (4.3)%
Fidelity VIP Growth &
 Income Portfolio
  2004                                160,369.841          9.94        1,594,655            0.47%          0.90%             4.5%
  2003                                 54,084.262          9.51          514,242            0.70%          0.90%            22.4%
  2002                                 22,781.190          7.77          177,048            0.52%          0.90%          (17.6)%
  2001                                  3,583.312          9.43           33,791               -           0.90%(1)        (5.7)%
Fidelity VIP Mid Cap Portfolio
  2004                                111,844.182         12.16        1,360,564               -           0.90%(4)         21.6%
SEI VP Prime Obligation Portfolio
  2003                                          -             -                -            0.85%(3)       0.90%(3)          0.0%
  2002                                  8,525.673         10.15           86,539            1.30%          0.90%             0.4%
  2001                                  5,155.959         10.11           52,112            1.98%(1)       0.90%(1)          1.1%
Strong Opportunity Fund II
  2004                                          -             -                -               -           0.90%(5)         16.2%
  2003                                 24,009.043          9.30          223,267            0.10%          0.90%            35.8%
  2002                                 12,342.918          6.85           84,530            0.78%          0.90%          (27.4)%
  2001                                  1,759.965          9.44           16,619            1.95%(1)       0.90%(1)        (5.6)%

American Family Variable Account I
Notes to Financial Statements
December 31, 2004 and 2003
--------------------------------------------------------------------------------

                                                 At December 31                           For the Period Ended December 31
                                   -----------------------------------------        ---------------------------------------------
                                                                                    Investment
                                                      Unit           Net               Income        Expense             Total
Subaccount                          Units            Value         Assets              Ratio          Ratio              Return
Strong Mid Cap Growth Fund II
  2004                                       -     $        -    $         -                  -           0.90%(5)            17.7%
  2003                              53,803.106           6.61        355,721                  -           0.90%               33.0%
  2002                              25,516.571           4.97        126,828                  -           0.90%             (38.1)%
  2001                               3,486.615           8.03         27,999                  -           0.90%(1)          (19.7)%
Vanguard VIF Small Company
 Growth Portfolio
  2004                              13,180.310          11.11        146,368                  -           0.90%(4)            11.1%

(1) The Sub-Account commenced operations on May 10, 2001, therefore the ratio is annualized.

(2) The Sub-Account commenced operations on July 1, 2003, therefore the ratio is annualized.

(3) The Sub-Account ceased operations on August 29, 2003, therefore the ratio is annualized.

(4) The Sub-Account commenced operations on June 1, 2004, therefore the ratio is annualized.

(5) The Sub-Account ceased operations on December 22, 2004, therefore the ratio is annualized.

The following table is a listing of all expenses that may be charged to the Separate Account.

          Charge                     When Charge Is Deducted                                Amount Deducted
----------------------------       ---------------------------       -------------------------------------------------------------
Mortality and expense charge       Assessed daily                    1/365 of 0.90% per day for policy years 1-10.
                                   Monthly redemption of units
                                                                     1/365 of 0.45% per day after the 10th year.

Cost of insurance charge           Monthly redemption of units       Individualized depending on Primary Insured's issue age,
                                                                     underwriting class, policy year, and death
                                                                     benefit option selected.

Policy fee                         Monthly redemption of units       $9 per month for policies with coverage less than $100,000.

                                                                     $6 per month for policies with coverage greater than
                                                                     or equal to $100,000.

                                                                     Additional $2.50 per month for policy years one through five.

Rider charge                       Monthly redemption of units       Individualized based on optional rider selected.

Surrender charge                   Various redemption of units       Charge is individualized depending on Primary Insured's
                                                                     issue age, underwriting class, policy year, and death benefit option selected and applies if the policy is surrendered
                                                                     within 14 years of issue.

Transfer fee                       Various redemption of units       No charge for the first 12 interfund transfers.

                                                                     $25 fee per transfer after the 12th transfer.

                                     PART C

                                OTHER INFORMATION

Item 26. Exhibits

1.   Board of Directors Resolutions.

     a) Resolution of the Board of Directors of American Family Life Insurance Company authorizing establishment of the American Family Variable Account I (1)

2.   Custodian Agreements. Not Applicable

3.   Underwriting Contracts.

     a) Underwriting Agreement among American Family Life Insurance Company, American Family Variable Account I, and American Family Securities, LLC (2)

     b)   Sales Representative Agent Agreement (Including Compensation Schedule)
          (2)

4.   Contracts.

     a)   Variable Universal Life Insurance Policy (1)

     b)   Accelerated Death Benefit Rider (L-ACDB (VUL)) (1)

     c)   Accidental Death Benefit Rider (L-ACD (VUL)) (1)

     d)   Additional Insured Rider (L-AI-I (VUL)) (1)

     e)   Children's Insurance Rider (L-CI-1 (VUL)) (1)

     f)   Guaranteed Minimum Death Benefit Rider (1)

     g)   Guaranteed Insurability Benefit Rider (L-GPO (VUL)) (1)

     h)   Waiver of Monthly Deductions Benefit for Primary Insured (L-WMD (VUL))
          (1)

     i)   Waiver of Specified Premium Rider for the Primary Insured (L-WSP
          (VUL)) (1)

5.   Applications.

     a)   Form of Application (1)

6.   Depositor's Certificate of Incorporation and By-Laws.

     a) Articles of Amendment to the Articles of Incorporation of American Family Life Insurance Company (1)

     b)   By-Laws of American Family Life Insurance Company (1)

7.   Reinsurance Contracts.

     a) Reinsurance Agreement between American Family Life Insurance Company and Life Reassurance Corporation of America (4)

8.   Participation Agreements.

     a) Form of Participation Agreement among Fidelity Variable Insurance Products Fund, Fidelity Variable Insurance Products Fund II, Fidelity Variable Insurance Products Fund III, Fidelity Distributors Corporation and American Family Life Insurance Company (2)

     b) Form of Participation Agreement between Federated Insurance Series and American Family Life Insurance Company (2)

     c) Form of Participation Agreement among American Family Life Insurance Company, SEI Insurance Products Trust and SEI Investments Distribution Company (2)

     d) Form of Participation Agreement between Strong Variable Insurance Funds, Inc., Strong Opportunity Fund II, Inc. and American Family Life Insurance Company (2)

9.   Administrative Contracts. Not Applicable

10.  Other Material Contracts. Not Applicable

11.  Legal Opinion.

      a)   Opinion of James F. Eldridge, Esquire (5)

      b)   Consent of James F. Eldridge, Esquire (5)

12.  Not Applicable

13.  Not Applicable

14.  Other Opinions.

     a)   Consent of Sutherland Asbill & Brennan LLP (5)


     b)   Opinion of independent registered public accounting firm (5)


15.  Omitted Financial Statements. Not Applicable

16.  Initial Capital Agreements. Not Applicable.

17. Redeemability Exemption. Description of American Family Life Insurance Company's Issuance, Transfer and Redemption Procedures for Policies. (3)

18.  Powers of Attorney (2)

----------

(1) Incorporated herein by reference to Form S-6 Registration (File No. 333-44956) filed August 31, 2000.

(2) Incorporated herein by reference to the Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed March 8, 2001.

(3) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 (File No. 333-44956) filed April 30, 2002.

(4) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 (File No. 333-44956) filed April 30, 2003.


(5)  Filed herein.

Item 27. Directors and Officers of the Depositor



     Name and Principal Business Address*           Position and Offices with Depositor
     -----------------------------------            -----------------------------------
Harvey Randall Pierce ............................  Chairman of the Board, and C.E.O.

David Ralph Anderson .............................  Director, President and C.O.O.

James Francis Eldridge ...........................  Director, Executive Vice President, Legal;
                                                    Secretary
John Brent Johnson ...............................  Director, Executive Vice President, Finance
                                                    Treasurer

Michael Jeffrey Bosco ............................  Director, Vice President, Operations

Jack Charles Salzwedel ...........................  Director

Alan E. Meyer ....................................  Director

Daniel Raymond DeSalvo ...........................  Director

Daniel Robert Schultz ............................  Vice President, Controller

Thomas Syme King .................................  Vice President, Investments
William Joseph Smith .............................  Assistant Treasurer
James Walter Behrens .............................  Assistant Secretary



--------------------------------------------------------------------------------

* The principal business address for each officer and director is 6000 American Parkway, Madison, Wisconsin 53783-0001.



Item 28. Persons Controlled by or Under Common Control With the Depositor or Registrant


                                                      Percent Of Voting
         Name                        Jurisdiction     Securities Owned
         ----                        ------------     ----------------
         American Family Mutual        Wisconsin      Mutual Company
           Insurance Company

         American Family Securities,   Wisconsin      Ownership of all voting
           LLC                                        securities by American
                                                      Family Mutual Insurance
                                                      Company

         AmFam, Inc.                   Wisconsin      Ownership of all voting
                                                      securities by American
                                                      Family Mutual Insurance
                                                      Company

         American Family Brokerage,    Wisconsin      Ownership of all voting
           Inc.                                       securities by American
                                                      Family Mutual Insurance
                                                      Company

         American Family Life          Wisconsin      Ownership of all voting
           Insurance Company                          securities by AmFam, Inc.

         American Standard Insurance   Wisconsin      Ownership of all voting
           Company of Wisconsin                       securities by AmFam, Inc.

         American Family Financial     Wisconsin      Ownership of all voting
           Services, Inc.                             securities by AmFam, Inc.

         American Family Insurance     Ohio           Ownership of all voting
           Company                                    securities by AmFam, Inc.

         American Standard Insurance   Ohio           Ownership of all voting
             Company of Ohio                          securities by AmFam, Inc.

Item 29. Indemnification

The By-Laws of American Family Life Insurance Company provide, in part in
Article VII, as follows:

                                   ARTICLE VII

            INDEMNIFICATION OF DIRECTORS, OFFICERS, AND OTHER PERSONS

          To the extent permitted by law, the Corporation shall indemnify each Director and Officer of the Corporation, and his heirs, executors and administrators against all expenses and liability reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Corporation, whether or not he continues to be a Director or Officer at the time of incurring such expenses and liabilities; such expenses and liabilities to include, but not limited to judgments, court costs, and attorneys' fees and the cost of settlements. The Corporation shall not, however, indemnify such Director or Officer with respect to matters as to which he shall be finally adjudged in any such action, suit, or proceeding to have been liable for willful misconduct in the performance of his duties as such Director or Officer. In the event a settlement or compromise is effected, indemnification may be had only if the Board of Directors shall have been furnished with an opinion of counsel for the Corporation to the effect that such settlement or compromise is in the best interests of the Corporation and that such Director or Officer is not liable for willful misconduct in the performance of his duties with respect to such matters, and, if the Board shall have adopted a resolution approving such settlement or compromise. The foregoing right of indemnification shall not be exclusive of other rights to which any Director or Officer may be entitled as a matter of law.

          Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

       (a) Other Activity. American Family Securities, LLC is the registrant's principal underwriter. It is also the principal underwriter for American Family Variable Account II.

       (b) Management. The following information is furnished with respect to the officers and directors of American Family Securities, LLC:

                                              Positions and Offices
      Name and Principal                          with American
       Business Address*                      Family Securities, LLC
      ------------------                      ----------------------


    James Francis Eldridge .............   Director
    Daniel Raymond DeSalvo .............   Director and President
    John Brent Johnson .................   Director
    Daniel Robert Schultz ..............   Treasurer & Vice President,
                                           Financial Operations
    Christopher S. Spencer .............   Chief Compliance Officer and Vice
                                           President, Compliance
    James W. Behrens ...................   Secretary
    Jeffrey E. Burke....................   Vice President, Marketing
    Donald D. Alferman .................   Vice President, Sales
    Rick L. LaVeer......................   Vice President, Sales
    Gerry W. Benusa.....................   Vice President, Sales
    Michael R. Duran ...................   Vice President, Sales
    Richard M. Steffen..................   Vice President, Sales
    Michael Jeffrey Bosco ..............   Vice President, Operations


-----------

* Principal business address is 6000 American Parkway, Madison, Wisconsin,
53783.

     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:


      (1)               (2)               (3)              (4)             (5)
    Name of      Net Underwriting
  Principal       Discounts and      Compensation on     Brokerage        Other
 Underwriter       Commissions          Redemption      Commissions    Compensation
 -----------     ----------------    ---------------    -----------    ------------
American Family     $3,403,149           None              N/A            N/A
Securities, LLC


Item 31. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by American Family Life Insurance Company at 6000 American Parkway, Madison, Wisconsin 53783-0001 and by Alliance-One Services, Inc. at 201 Brookfield Pky., Greenville, South Carolina 29607.

Item 32. Management Services

     All management contracts are discussed in Part A or Part B.

Item 33. Fee Representation

     American Family Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Family Life Insurance Company.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, American Family Variable Account I and American Family Life Insurance Company, certify that they meet all the requirements for effectiveness of the registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and have duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Madison and State of Wisconsin, on the 26th day of April, 2005.



                                                                  AMERICAN FAMILY VARIABLE LIFE
                                                                 SEPARATE ACCOUNT I (REGISTRANT)
Attest:       /s/ James W. Behrens                By:                /s/ Harvey Randall Pierce*
        ---------------------------------                   -------------------------------------------
                  James W. Behrens                                       Harvey Randall Pierce
                                                                 Chairman of the Board of Directors
                                                                        and Chief Executive Officer

                                                                 AMERICAN FAMILY LIFE INSURANCE
                                                                       COMPANY (DEPOSITOR)

Attest:       /s/ James W. Behrens                By:                /s/ Harvey Randall Pierce*
        ---------------------------------                   -------------------------------------------
                  James W. Behrens                                       Harvey Randall Pierce
                                                                 Chairman of the Board of Directors
                                                                        and Chief Executive Officer

     -------------------------------------------            On April 26, 2005, as Attorney-in-Fact
*By: James W. Behrens                                       pursuant to power of attorney.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 26, 2005.




            Signatures                            Title                        Date
            ----------                            -----                        ----
                     *                           Chairman of the Board of Directors      April 26, 2005
---------------------------------------------    and Chief Executive Officer
     HARVEY RANDALL PIERCE                       (Principal Executive Officer)

                     *                           Director, President, and C.O.O.         April 26, 2005
---------------------------------------------   (Principal Financial Officer)
     DAVID RALPH ANDERSON

                     *                           Director, Executive Vice President,     April 26, 2005
---------------------------------------------    and Treasurer
     JOHN BRENT JOHNSON                          (Principal Accounting Officer)

                     *                           Vice President, Controller              April 26, 2005
--------------------------------------------
     DANIEL ROBERT SCHULTZ

                     *                           Director, Executive Vice President,     April 26, 2005
--------------------------------------------     Corporate Legal; Secretary
     JAMES FRANCIS ELDRIDGE

                     *                           Director                                April 26, 2005
---------------------------------------------
     DANIEL RAYMOND DESALVO

                     *                           Vice President                          April 26, 2005
---------------------------------------------
     MICHAEL JEFFREY BOSCO

                     *                           Director                                April 26, 2005
---------------------------------------------
     JACK CHARLES SALZWEDEL

                     *                           Director                                April 26, 2005
---------------------------------------------
     ALAN E. MEYER

*By:  /s/  JAMES W. BEHRENS                                                              April 26, 2005
---------------------------------------------
             Attorney-in-Fact
        Pursuant to Power of Attorney

                                 EXHIBIT INDEX



Exhibit   Description
-------   -----------
11(a)     Opinion of James F. Eldridge, Esq.
11(b)     Consent of James F. Eldridge, Esq.

14(a)     Consent of Sutherland Asbill & Brennan LLP
14(b)     Consent of independent registered public accounting firm